UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

MASSEY ENERGY COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

MASSEY ENERGY COMPANY
4 North 4th Street
Richmond, Virginia 23219

April 13, 2009

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Massey Energy Company, which will be held on Tuesday, May 19, 2009, at 9:00 a.m. Eastern Daylight Time at The Jefferson Hotel, 101 West Franklin Street, Richmond, Virginia 23220. Directions to the Jefferson Hotel are included for your convenience on the back page of this booklet.

Information about the Annual Meeting and the various matters on which the stockholders will act is included in the Notice of Annual Meeting and Proxy Statement that follow. Also included is a proxy card and postage-paid return envelope.

The Board of Directors recommends that you complete and return the accompanying proxy card in the enclosed envelope, or vote electronically through the Internet or by telephone, to be sure that your shares will be represented and voted at the Annual Meeting. The enclosed proxy card contains instructions on voting electronically through the Internet or by telephone or, if your shares are registered in the name of a bank, broker or other nominee, the bank, broker or other nominee will provide instructions on how to vote.

Sincerely,

DON L. BLANKENSHIP
Chairman and Chief Executive Officer

MASSEY ENERGY COMPANY
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 19, 2009

The 2009 Annual Meeting of Stockholders of Massey Energy Company will be held at The Jefferson Hotel, 101 West Franklin Street, Richmond, Virginia 23220, on Tuesday, May 19, 2009, at 9:00 a.m. Eastern Daylight Time, for the following purposes:

1.
To vote on four Class I directors nominated by Massey’s Governance and Nominating Committee to hold office for three years as set forth in this Proxy Statement, until their respective successors are elected and qualified, or until their earlier resignation or removal.

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

3.
To (i) amend the Massey Energy Company 2006 Stock and Incentive Compensation Plan (as amended, the 2006 Plan) to (a) increase the number of shares of Massey Common Stock authorized for issuance under the 2006 Plan by 1,550,000 shares, (b) limit the maximum number of shares available for awards granted in any form provided for under the 2006 Plan other than options or stock appreciation rights to no more than 75% of the total number of issuable shares and (c) revise Section 4.3 of the 2006 Plan to provide that shares of Common Stock subject to an option or stock appreciation right award under the 2006 Plan may not again be made available for issuance under the 2006 Plan under the circumstances set forth in Section 4.3 of the 2006 Plan and to (ii) amend the 2006 Plan to update, clarify and re-approve the qualifying performance criteria contained in the 2006 Plan.

4.	To act on a stockholder proposal regarding an environmental progress report, if properly presented at the Annual Meeting.

5.	To act on a stockholder proposal regarding a carbon dioxide emissions report, if properly presented at the Annual Meeting.

6.	To act on a stockholder proposal regarding expedited disclosure of voting results, if properly presented at the Annual Meeting.

7.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed March 20, 2009, as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting.

WE CORDIALLY INVITE STOCKHOLDERS TO ATTEND THE ANNUAL MEETING IN PERSON.

PLEASE CAST YOUR VOTE ELECTRONICALLY THROUGH THE INTERNET OR BY TELEPHONE, OR COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PRE-PAID ENVELOPE.

By Order of the Board of Directors,

RICHARD R. GRINNAN

Vice President and Corporate Secretary

April 13, 2009

Richmond, Virginia

MASSEY ENERGY COMPANY
PROXY STATEMENT

April 13, 2009

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Massey Energy Company, 4 North 4th Street, Richmond, Virginia 23219 (Massey), of your proxy for use at the Annual Meeting of Stockholders of Massey’s common stock, $0.625 par value per share (the Common Stock), to be held May 19, 2009, and at any adjournments or postponements thereof (the Annual Meeting). This Proxy Statement and the accompanying proxy card are being mailed to all stockholders on or about April 13, 2009.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

1.  What am I voting on?

You will be voting on each of the following items of business:
•
The election of four Class I directors nominated by Massey’s Governance and Nominating Committee to hold office for three years as set forth in this Proxy Statement, until their respective successors are elected and qualified, or until their earlier resignation or removal;

•	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009;
•
The amendment of the Massey Energy Company 2006 Stock and Incentive Compensation Plan (as amended, the 2006 Plan) (i) for purposes of (a) increasing the number of shares of Massey Common Stock authorized for issuance under the 2006 Plan by 1,550,000 shares, (b) limiting the maximum number of shares available for awards granted in any form provided for under the 2006 Plan other than options or stock appreciation rights to no more than 75% of the total number of issuable shares and (c) revising Section 4.3 of the 2006 Plan to provide that shares of Common Stock subject to an option or stock appreciation right award under the 2006 Plan may not again be made available for issuance under the 2006 Plan under the circumstances set forth in Section 4.3 of the 2006 Plan and (ii) for the purpose of amending the 2006 Plan to update, clarify and re-approve the qualifying performance criteria contained in the 2006 Plan.

•	The stockholder proposal regarding an environmental progress report, if properly presented at the Annual Meeting;
•	The stockholder proposal regarding a carbon dioxide emissions report, if properly presented at the Annual Meeting; and
•	The stockholder proposal regarding expedited disclosure of voting results, if properly presented at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE FOUR CLASS I DIRECTOR NOMINEES, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP, FOR THE PROPOSAL TO AMEND THE 2006 PLAN, AGAINST THE STOCKHOLDER PROPOSAL REGARDING AN ENVIRONMENTAL PROGRESS REPORT, AGAINST THE STOCKHOLDER PROPOSAL REGARDING A CARBON DIOXIDE EMISSIONS REPORT, AND AGAINST THE STOCKHOLDER PROPOSAL REGARDING EXPEDITED DISCLOSURE OF VOTING RESULTS.

You may also be asked to vote on any other business that may properly come before the Annual Meeting or any postponements or adjournments thereof.

2.  Who is entitled to vote?

All stockholders who owned Common Stock at the close of business on March 20, 2009, the record date fixed by the Board of Directors, are entitled to vote at the Annual Meeting. On the record date, we had outstanding 85,484,539 shares of Common Stock.

Stockholders have one vote for each share on all business of the Annual Meeting, except that, without any conditions precedent, stockholders have cumulative voting rights with respect to the election of the four Class I directors.

Cumulative voting rights entitle a stockholder to cast as many votes as is equal to the number of directors to be elected (four in our case) multiplied by the number of shares of Common Stock owned by the stockholder. Each stockholder may distribute his or her votes among all, some, or one of the nominees as such stockholder sees fit.

3.  How many votes must be present to hold the Annual Meeting?

The presence of the holders of a majority of the outstanding shares of Common Stock as of the record date entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. In determining the presence of a quorum, abstentions are counted as present and entitled to vote and broker non-votes (as defined below) are not counted, if they are not otherwise represented at the Annual Meeting.

4.  How do I vote before the Annual Meeting?

Registered stockholders (that is, stockholders of record who hold shares of Common Stock in certificated or book-entry form (as opposed to through a bank, broker, or other nominee)) or employees who hold Common Stock through the Coal Company Salary Deferral and Profit Sharing Plan (our 401(k) Plan) may vote in person at the Annual Meeting or by proxy. Registered stockholders and employees who own Common Stock through our 401(k) Plan have three ways to vote by proxy:
•	By mail - Complete, properly sign, date and mail the enclosed proxy card.
•	By Internet - Connect to the Internet at http://www.eproxy.com/mee and follow the instructions included on the enclosed proxy card.
•	By telephone - Call 1-800-560-1965 and follow the instructions included on the enclosed proxy card.

Stockholders who hold Common Stock through banks, brokers or other nominees (street name stockholders) who wish to vote at the meeting should be provided a voting instruction card from the institution that holds their shares. If this has not occurred, contact the institution that holds your shares. Street name stockholders may also be eligible to vote their shares electronically, by following the instructions on the voting instruction card provided by the bank, broker or other nominee that holds the shares, using either the toll-free telephone number or the Internet address provided on the voting instruction card, or instead may complete, date and sign the voting instruction card provided by the institution that holds their shares.

The deadline for voting electronically through the Internet or by telephone is 12:00 p.m., Central Daylight Time, on May 18, 2009. The deadline for voting shares of Common Stock held in our 401(k) Plan electronically through the Internet or by telephone is 4:59 p.m. Central Daylight Time, on May 15, 2009.

5.  How will my shares be voted if I sign, date and return my proxy card or voting instruction card, but do not provide complete voting instructions with respect to each proposal?

Unless otherwise directed in the accompanying proxy card, the persons named as proxies therein will vote all properly executed, returned, and not revoked proxy cards (1) FOR the election of the four Class I director nominees listed thereon, (2) FOR the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009, (3) FOR the proposal to (i) amend the 2006 Plan to (a) increase the number of shares of Massey Common Stock authorized for issuance under the 2006 Plan by 1,550,000 shares, (b) limit the maximum number of shares available for awards granted in any form provided for under the 2006 Plan other than options or stock appreciation rights to no more than 75% of the total number of issuable shares and (c) revise Section 4.3 of the 2006 Plan to provide that shares of Common Stock subject to an option or stock appreciation right award under the 2006 Plan may not again be made available for issuance under the 2006 Plan under the circumstances set forth in Section 4.3 of the 2006 Plan and to (ii) amend the 2006 Plan to update, clarify and re-approve the qualifying performance criteria contained in the 2006 Plan, (4) AGAINST the stockholder proposal regarding an environmental progress report, (5) AGAINST the stockholder proposal regarding a carbon dioxide emissions report, and (6) AGAINST the stockholder proposal regarding expedited disclosure of voting results, with the following two exceptions:

•
Shares held in our 401(k) Plan for which no direction is provided on a properly executed, returned and not revoked proxy card will be voted proportionately in the same manner as those shares held in our 401(k) Plan for which timely and valid voting instructions are received with respect to such proposals, and

•
Shares held in our 401(k) Plan for which timely and valid voting instructions are not received will be considered to have been designated to be voted by the trustee proportionately in the same manner as those shares held in our 401(k) Plan for which timely and valid voting instructions are received.

As to any other business that may properly come before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxy in the manner as the Board of Directors may recommend, or otherwise in the proxy holders’ discretion. The Board of Directors does not presently know of any other such business.

6.  How will my shares be voted if I do not return my proxy card or otherwise vote electronically through the Internet or by telephone?

If you are a registered stockholder and you do not return your proxy card or otherwise vote electronically through the Internet or by telephone, your shares will not be voted, unless you attend the Annual Meeting to vote in person.

If you are a street name stockholder and you do not return your voting instruction card, your bank, broker or other nominee may vote your shares (1) FOR the election of the four Class I director nominees named in this Proxy Statement and (2) FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm because these proposals are considered “routine” matters as described by the rules of the New York Stock Exchange (NYSE).

Under the rules of the NYSE, your bank, broker or other nominee may vote your shares in its discretion on “routine” matters. The rules of the NYSE also provide, however, that when a proposal is not a “routine” matter and your bank, broker or other nominee has not received your voting instructions with respect to such proposal, your bank, broker or other nominee cannot vote your shares on that proposal. When a bank, broker or other nominee does not cast a vote for a routine or a non-routine matter, it is called a “broker non-vote.” Therefore, under the NYSE rules, your bank, broker or other nominee cannot vote your shares with respect to the approval of the proposal to amend the 2006 Plan or the three stockholder proposals without your voting instructions because these proposals are not considered “routine.”

7.  What if I change my mind after I vote?

Stockholders may revoke any proxy, whether cast by proxy card, electronically through the Internet, or by telephone by voting again by proxy card, Internet, or telephone (the latest vote cast by any of these three mediums is the vote that will be counted). In addition, the powers of the persons named as proxies will be suspended with respect to any stockholder who attends the meeting in person and requests to revoke any previously given proxy. Attendance at the meeting will not by itself revoke a previously granted proxy.

If you are a street name stockholder, you must follow the instructions found on the voting instruction card provided by the bank, broker or other nominee, or contact your bank, broker or other nominee, in order to revoke your previously given proxy.

8.  How many votes are needed to approve each of the proposals?

The four nominees for Class I directors receiving the highest number of votes at the Annual Meeting will be elected. You may vote “for” or “withhold” with respect to the election of any or all of the nominees. With respect to votes cast FOR the election of all of the four Class I directors, absent specific instructions with respect to cumulative voting, the persons named as proxies in the accompanying proxy card will have full discretionary authority to vote the shares represented by any properly executed, returned and not revoked proxy card cumulatively among all or less than all of the four nominees (other than any nominees from whom authority has been withheld) in the manner as the Board of Directors shall recommend, or otherwise in the proxies’ discretion. Abstentions and broker non-votes will not count either in favor of, or against, election of a Class I director nominee.

The ratification of the appointment of Ernst & Young LLP requires the affirmative vote of the majority of shares represented in person or by proxy at the Annual Meeting and which are entitled to vote.  Abstentions will have the effect of a vote AGAINST the ratification of the appointment of Ernst & Young LLP and broker non-votes will not count either in favor of or against the ratification of the appointment of Ernst & Young LLP.

The proposal to (i) amend the 2006 Plan to (a) increase the number of shares of Massey Common Stock authorized for issuance under the 2006 Plan by 1,550,000 shares, (b) limit the maximum number of shares available for awards granted in any form provided for under the 2006 Plan other than options or stock appreciation rights to no more than 75% of the total number of issuable shares and (c) revise Section 4.3 of the 2006 Plan to provide that shares of Common Stock subject to an option or stock appreciation right award under the 2006 Plan may not again be made available for issuance under the 2006 Plan under the circumstances set forth in Section 4.3 of the 2006 Plan and to (ii) amend the 2006 Plan to update, clarify and re-approve the qualifying performance criteria contained in the 2006 Plan requires the affirmative vote of the majority of shares represented in person or by proxy at the Annual Meeting and entitled to vote. In addition, under applicable NYSE listing standards, the total votes cast on the proposal must represent more than 50% of all shares of Common Stock outstanding on the record date. Stockholders may direct that their votes be cast for or against the proposal to amend the 2006 Plan, or stockholders may abstain from such proposal. Assuming that the total number of votes cast on the proposal to amend the 2006 Plan represents more than 50% of all shares of Common Stock outstanding on the record date, abstentions will have the effect of a vote AGAINST the proposal to amend the 2006 Plan and broker non-votes will not count either in favor of or against the proposal to amend the 2006 Plan.

In order to be adopted, the approval of each stockholder proposal must be approved separately by the affirmative vote of the majority of shares represented in person or by proxy at the Annual Meeting and which are entitled to vote. Stockholders may direct that their votes be cast for or against the stockholder proposals, or stockholders may abstain from the stockholder proposals.  Abstentions will have the effect of a vote AGAINST the stockholder proposals and broker non-votes will not count either in favor of or against the stockholder proposals.

9.  What is householding and how does it affect me?

We have adopted a procedure approved by the Securities and Exchange Commission (SEC) called “householding.” Institutions that hold shares in street name for two or more beneficial owners with the same address are permitted to deliver a single proxy statement and annual report to that address. Any such beneficial owner can request a separate copy of the proxy statement or annual report by writing us at Investor Relations, Massey Energy Company, P.O. Box 26765, Richmond, Virginia 23261 or by telephoning 1-866-814-6512.

Beneficial owners with the same address who receive more than one proxy statement and annual report may request delivery of a single proxy statement and annual report by contacting our Investor Relations department as described above.

10.  Who can attend the Annual Meeting?

The Annual Meeting is open to all holders of Common Stock as of the record date, March 20, 2009. Stockholders who plan to attend the Annual Meeting may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders are entitled to bring one guest to accompany them to the Annual Meeting. Only stockholders and their guests will be admitted. If you are a street name stockholder, you must bring a copy of a statement from a bank, broker or other nominee indicating your ownership of Common Stock. If you are an authorized proxy of a stockholder or if you want to vote in person the shares that you hold in street name, you must present the proper documentation, which you must obtain from your bank, broker or other nominee that holds your shares in street name. Cameras, recording devices, and other electronic devices will not be permitted at the Annual Meeting.

11.  Who pays the cost of proxy solicitation?

We pay the expense of the solicitation. Some officers and regular employees may solicit proxies personally and by telephone, facsimile, courier service, mail, email, Internet, press release or advertisement (including on television, radio, newspapers or other publications of general distribution). These individuals will receive no additional compensation for their services.

12.  Who will count the votes?

Representatives from Wells Fargo Shareowner Services, our registrar and transfer agent, will tabulate the votes and act as inspectors of election at the Annual Meeting.

13.  Could other matters be decided in the Annual Meeting?

The Board of Directors is not aware of any matters that may come before the Annual Meeting other than matters disclosed in this Proxy Statement. However, if other matters do properly come before the Annual Meeting, it is the intention of the persons named on the proxy card to vote in the manner the Board of Directors recommend, or otherwise in the proxy holders’ discretion.

14.  How do I make a stockholder proposal for the 2010 annual meeting?

Any proposal of a stockholder intended to be presented at our 2010 annual meeting of stockholders for inclusion in our 2010 proxy statement and form of proxy/voting instruction card for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the Exchange Act), must be received by us no later than December 4, 2009.

Our Restated Bylaws provide that a stockholder entitled to vote for the election of directors may nominate persons for election to the Board of Directors by delivering written notice to our Corporate Secretary at our principal executive offices at P.O. Box 26765, Richmond, Virginia 23261. Such notice must be delivered to or mailed and received not less than 90 days nor more than 120 days prior to the first anniversary of the Annual Meeting, or May 19, 2010; provided, however, in the event that the date of the 2010 annual meeting is advanced by more than 30 days, or delayed by more than 90 days, from the first anniversary date of the Annual Meeting, written notice must be delivered not earlier than the 120th day prior to the 2010 annual meeting and not later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the day on which the date of the 2010 annual meeting is first publicly announced by Massey. We anticipate holding the 2010 annual meeting of stockholders on May 18, 2010.

The stockholder’s notice must include, as to each person whom the stockholder proposes to nominate for election as a director:
•
all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required pursuant to Regulation 14A under the Exchange Act and Rule 14a-11 of the Exchange Act;

•	such person’s written consent to being named in the proxy statement as a nominee and to serving as such a director if elected; and
•
an executed copy of Massey’s director agreement and questionnaire (a copy of which can be obtained by contacting Massey’s Corporate Secretary at the address above), along with all information required in connection with that agreement and the questionnaire;

In order for a stockholder to bring any other business before a stockholder meeting, timely notice must be received by us within the time limits described in the first or second paragraph of this question 14, depending upon whether such proposal is intended to be included in our 2010 proxy statement. The stockholder’s notice must contain as to each matter:

•	a brief description of the business desired to be brought before the meeting;
•
the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our Bylaws, the language of the proposed amendment); and

•	the reasons for conducting such business at the meeting.

In addition, whether nominating a person for election as a director or proposing any other business, the stockholder notice must also include the following:

•	the name and address of such stockholder, as it appears on our books;
•	the name and address of any beneficial owner of our Common Stock on whose behalf the stockholder is putting forward any nominee for director or other proposal;
•	representations that:
▪	the stockholder is a holder of record of Common Stock and is entitled to vote at the stockholder meeting;
▪
that the stockholder intends to appear in person or by proxy at the meeting to put forward the stockholder’s nominee for election as a director and/or any other proposal put forward by that stockholder; and

▪
the stockholder and each of its affiliates and any other person (and their affiliates) with a beneficial ownership interest in Common Stock that may be acting together or in concert with the stockholder with respect to Massey has complied with the beneficial ownership disclosure obligations in the Restated Bylaws.

•
the name of each individual, firm, corporation, limited liability company, partnership, trust or other entity with whom the stockholder, any beneficial owner of Common Stock and any stockholder director nominee, and their respective affiliates and associates, and each other person with whom any of them is acting in concert with respect to Massey has any agreement, arrangement or understanding (whether written or oral) for the purpose of acquiring, holding, voting or disposing of any Common Stock or to cooperate in obtaining, changing or influencing the control of Massey, along with a description of each such agreement, arrangement or understanding (whether written or oral) (a Covered Person);

•
a list of the class and number of shares of Common Stock that are beneficially owned or owned of record by any Covered Person, together with documentary evidence of such record or beneficial ownership of Common Stock;

•
a list of (A) all of the derivative securities (as defined under Rule 16a-1 under the Exchange Act) and other derivatives or similar agreements or arrangements with an exercise or conversion privilege or a periodic or settlement payment or payments or mechanism at a price or in an amount or amounts related to any security of Massey or with a value derived or calculated in whole or in part from the value of any security of Massey, in each case, directly or indirectly owned of record or beneficially owned by any Covered Person and (B) each other direct or indirect opportunity of any Covered Person to profit or share in any profit derived from any increase or decrease in the value of any of Massey’s securities, in each case, regardless of whether (x) that interest conveys any voting rights in such security to such Covered Person, (y) that interest is required to be, or is capable of being, settled through delivery of such security or (z) that Covered Person may have entered into other transactions that hedge the economic effect of such interest (any such interest described in this bullet point being a Derivative Interest);

•
a description of each agreement, arrangement or understanding (whether written or oral) with the effect or intent of increasing or decreasing the voting power of, or that contemplates any person voting together with, any

Covered Person with respect to any Common Stock or other voting security of Massey, the stockholder’s director nominee, or other proposal (Voting Arrangements);
•
details of all other material interests of each Covered Person in such nomination or proposal or Massey’s capital stock (including any rights to dividends or performance related fees based on any increase or decrease in the value of such capital stock or Derivative Interests) (collectively, Other Interests);

•
a description of all economic terms of all such Derivative Interests, Voting Arrangements and Other Interests and copies of all agreements and other documents (including but not limited to master agreements, confirmations and all ancillary documents and the names and details of the counterparties to, and brokers involved in, all such transactions) relating to each such Derivative Interest, Voting Arrangement and Other Interests;

•
a list of all transactions by each Covered Person involving any Common Stock or other voting securities of Massey or any Derivative Interests, Voting Arrangements or Other Interests within 6 months prior to the date of the notice;

•
a representation whether any Covered Person intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of Massey’s outstanding capital stock required to approve or adopt the proposal or elect any director nominated by the stockholder and/or (b) otherwise to solicit or participate in the solicitation of proxies from Massey’s stockholders in support of such nomination or proposal; and

•
all other information that, as of the date of delivery of such notice, would be required to be provided to Massey under the Restated Bylaws by any Covered Person, regardless of whether such Covered Person has previously provided such information to Massey.

The requirements found in our Restated Bylaws are separate from and in addition to the requirements of the SEC that a stockholder must meet in order to have a proposal included in our proxy statement pursuant to Rule 14a-8 under the Exchange Act.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 19, 2009.

Our Proxy Statement and Annual Report are available on our Internet site at www.masseyenergyco.com, Investors, Proxy Online. For additional information regarding access to our SEC filings, please see “Certain Matters Relating to Proxy Materials and Annual Reports” on page 88 of this Proxy Statement.

ELECTION OF DIRECTORS

Proposal 1

Our Restated Certificate of Incorporation and Restated Bylaws provide for a “classified” Board of Directors. Our Restated Bylaws provide for ten directors, four serving as Class I directors, three serving as Class II directors, and three serving as Class III directors. The Governance and Nominating Committee has recommended to the Board of Directors, and the Board of Directors has nominated four Class I directors for election at the Annual Meeting to serve three-year terms expiring at the annual meeting in 2012, once their respective successors are elected and qualified, or until their earlier resignation or removal. Each of the four nominees for Class I directors listed below presently serves as a Class I director. Each of the nominees has consented to serve if elected. We know of no reason why the nominees would not be available for election or, if elected, would not be able to serve. If any of the nominees should become unavailable to serve as a director, full discretion is reserved to the persons named as proxies to vote for such other persons as may be properly nominated, or the Board of Directors may reduce the number of directors to be elected at the annual meeting.

Biographical Information on the Class I Director Nominees

The following biographical information is furnished with respect to each of our nominees for election at the Annual Meeting as Class I directors.

JAMES B. CRAWFORD, age 66

Mr. Crawford has been a director since February 7, 2005. He is Chairman of the Governance and Nominating Committee and is a member of the Audit, Compensation, Executive, and Safety, Environmental and Public Policy Committees.

Mr. Crawford has been a consultant for Evan Energy Investments, LC, a Richmond, Virginia based company with coal interests in China and Venezuela, since February 2004. Since December 2005, he has served as Chairman of InterAmerican Coal Holding S.A., a diversified energy company with coal, port and shipping investments in Venezuela, Columbia, and Cyprus. Mr. Crawford previously served as Chairman and Chief Executive Officer of James River Coal Company from its founding in 1988 until March 2003. Mr. Crawford also is Chair Emeritus and a member of the Board of Trustees of Colby College and Chairman of the Board of Directors of the Boys and Girls Club of Metro Richmond Foundation.

E. GORDON GEE, age 65

Mr. Gee has been a director since November 30, 2000. He is Chairman of the Safety, Environmental and Public Policy Committee and is a member of the Audit, Executive, and Governance and Nominating Committees.

Mr. Gee returned to The Ohio State University as its President in 2007, a position he held from 1990 to 1998. He previously served as the Chancellor of Vanderbilt University from 2000 to 2007 and the President of Brown University from 1998 to 2000. Mr. Gee also serves as a director of the following publicly traded companies: Gaylord Entertainment Company, a specialty lodging and entertainment company, and Hasbro, Inc., a children and family leisure time entertainment company. He previously served on numerous other publicly traded and private company boards.

LADY JUDGE, age 62

Lady Judge has been a director since February 19, 2008. She is a member of the Finance, Governance and Nominating, and Safety, Environmental, and Public Policy Committees.

Lady Judge was appointed to the Board of the United Kingdom Atomic Energy Authority in September 2002 and became its chair in July 2004. She served as Deputy Chairman of the Financial Reporting Council, the regulatory authority for accounting and corporate governance in the United Kingdom, from 2004 until 2007. From 2000 until 2005, Lady Judge was Founder and Executive Chairman of Private Equity Investor plc, a fund of funds listed on the London Stock Exchange investing in United States venture capital limited partnerships. A United States trained lawyer, Lady Judge has had a career in international banking and financial regulation during which she held several positions that included Director at News International Ltd, Board Director at Samuel Montagu & Co. and a Commissioner of the United States Securities and Exchange Commission. She currently serves on the board of directors of the following publicly traded companies: Bakaert nv, an advanced metal transformation and advanced materials and coatings company, Friends Provident plc, a financial services group, Magna International Inc., a leading global supplier of technology advanced automotive components, Nationwide Accident Repair Services plc, an automotive crash repair and accident administration services company, Planet Payment, Inc., a multi-currency payment processor, Portmeiron Group plc, a marketing and manufacturing company for homeware items, Private Equity Investor plc, an investment company, and Robert Walters plc, a professional recruitment consultant company. Lady Judge is also Chairman of the Governing Body of the School of Oriental & African Studies at London University, a Public Member of the International Ethics Standards Board for Accountants, and a Member of the Trilateral Commission.

STANLEY C. SUBOLESKI, age 67
Mr. Suboleski has been a director since May 13, 2008. He is a member of the Finance and Safety, Environmental and Public Policy Committees.

Mr. Suboleski served as a Commissioner of the Federal Mine Safety and Health Review Commission from June 2003 until his term expired in August 2006. Since that time he has provided mining engineering consulting services, including certain consulting services to us. From December 2001 through May 2003, Mr. Suboleski served as our Executive Vice President and Interim Chief Operating Officer. Following his retirement in December 1997 as Vice President, Operations – Strategy for A.T. Massey Coal Company, Inc. and President of United Coal Company, both Massey subsidiaries , he served as a Professor and as the Department Head of Mining and Minerals Engineering at Virginia Tech from August 2000 to August 2001. Mr. Suboleski received his B.S. and PhD degrees in Mining Engineering from Penn State and his M.S. degree in Mining Engineering from Virginia Tech.

The Board of Directors recommends that you vote FOR each of our Class I director nominees.

Biographical Information on the Directors Not Up For Election

The following biographical information is furnished with respect to each of the directors whose terms will continue after the Annual Meeting.

Class II Directors—Term expires in 2010:

RICHARD M. GABRYS, age 67

Mr. Gabrys has been a director since May 22, 2007. He is Chairman of the Finance Committee and is a member of the Executive, Governance and Nominating, and Safety, Environmental, and Public Policy Committees.

Mr. Gabrys retired as Vice Chairman of Deloitte & Touche LLP in May 2004. Mr. Gabrys served for 42 years with Deloitte & Touche in public accounting serving a variety of publicly held companies, with a focus on automotive manufacturing companies, energy companies, financial services institutions and health care entities. He completed his tenure as Interim Dean of the School of Business Administration of Wayne State University in August 2007. Mr. Gabrys serves as a director of the following publicly traded companies: CMS Energy Company, an integrated energy company, La-Z-Boy Incorporated, a residential furniture producer, and TriMas Corporation, a manufacturer of high-quality trailer products, recreational accessories, packaging systems, energy products and industrial specialty products. Mr. Gabrys also serves on the boards of the following tax-exempt entities: The Detroit Institute of Arts, the Karmanos Cancer Institute, Alliance for Safer Streets in Detroit (Crime Stoppers), Detroit Regional Chamber, Ave Maria University and Renaissance Venture Capital Fund.

DAN R. MOORE, age 68

Mr. Moore has been a director since January 22, 2002. He is Chairman of the Audit Committee and a member of the Compensation, Executive, Finance, Governance and Nominating, and Safety, Environmental and Public Policy Committees.

Mr. Moore has been the Chairman of Moore Group, Inc., which owns multiple automobile dealerships in West Virginia and Kentucky, since 1999. He previously served as Chairman, President and Chief Executive Officer of the former Matewan BancShares, a multi-bank holding company, from 1981 to 1999, which he joined as a loan officer in 1963. Mr. Moore also serves as a director and Chairman of the West Virginia University Foundation. He also serves as a member of the Branch Bank and Trust Company Board of Directors and as a member of the West Virginia Housing Fund Board of Directors.

BAXTER F. PHILLIPS, JR., age 62

Mr. Phillips has been a director since May 22, 2007. He is a member of the Finance and Safety, Environmental and Public Policy Committees.

Mr. Phillips has been our President since November 2008. He previously served as Executive Vice President and Chief Administrative Officer from November 2004 to November 2008, as Senior Vice President and Chief Financial Officer from September 2003 to November 2004, and as Vice President and Treasurer from October 2000 to August 2003. Mr. Phillips joined us in 1981 and has also served in the roles of Corporate Treasurer, Manager of Export Sales and Corporate

Human Resources Manager, among others. Prior to joining us, he held various investment and banking positions, including management of fixed income for the Virginia Retirement System, Group Head in the corporate banking division of the former American Security Bank in Washington, D.C. and Cash Management Officer at the former United Virginia Bankshares, Inc. in Richmond, Virginia. He holds a bachelors of science in business management and a masters degree in business administration from Virginia Commonwealth University.

Class III Directors—Term expires in 2011:

DON L. BLANKENSHIP, age 59

Mr. Blankenship has been a director since 1996. He is Chairman of the Executive Committee.

Mr. Blankenship has been our Chairman of the Board of Directors and Chief Executive Officer since November, 2000 and also held the position of President from November 2000 until November 2008. He has been the Chairman of the Board of Directors and Chief Executive Officer of A.T. Massey Coal Company, Inc., our wholly owned and sole, direct operating subsidiary, since 1992, and also held the position of its President from 1992 until November 2008. Mr. Blankenship also serves as a director of the Center for Energy and Economic Development, the National Mining Association and the U.S. Chamber of Commerce.

ROBERT H. FOGLESONG, age 63

General Foglesong, U.S. Air Force (retired), has been a director since February 21, 2006. He is Chairman of the Compensation Committee and is a member of the Audit, Executive, Governance and Nominating, and Safety, Environmental and Public Policy Committees.

General Foglesong was President of Mississippi State University from April  2006 to March 2008. Since February 1, 2006 he has been President and Executive Director of the Appalachian Leadership and Education Foundation, a Charleston, West Virginia based non-profit organization focused on identifying and supporting the next generation of leaders in Appalachia. After reaching the rank of four star general, he retired from the U.S. Air Force on February 1, 2006, following 33 years of U.S. military service in over 130 countries. He is a director of Michael Baker Corporation, an engineering and energy management firm, CDEX, Inc., a company specializing in chemical detection technologies, and a member of numerous professional organizations, including the Council on Foreign Relations. General Foglesong also was appointed in 2006 by the President of the United States to Co-Chair the U.S. – Russia Joint Commission on POWs/MIAs.

BOBBY R. INMAN, age 77

Admiral Inman, U.S. Navy (retired), has been a director since 1985. He is a member of the Compensation, Executive, and Governance and Nominating Committees and an ex officio member of the Audit, Finance and Safety, Environmental and Public Policy Committees. He serves as the Lead Independent Director.

Admiral Inman has been a tenured professor at the LBJ School of Public Affairs at the University of Texas in Austin since August 2001, holding the Lyndon Johnson Centennial Chair in National Policy. He served as Interim Dean from January 2005 until December 2005, and adjunct professor at the University of Texas from 1987 until August 2004. Admiral Inman previously served as Director of the National Security Agency and Deputy Director of the Central Intelligence Agency. He is a managing director of Gefinor Ventures, Inc., an early stage venture capital firm, and has over 20 years experience in venture capital investments. Admiral Inman previously served on numerous NYSE publicly traded company and other boards.

Directors’ Compensation

The non-employee directors who served during the full calendar year 2008 were each paid an annual retainer fee of $44,000 or, in the case of the Chairman of the Audit Committee, $59,000, and the Chairs of the other Board Committees, $49,000. The Lead Independent Director received an additional $30,000 annual retainer for his service during 2008. Retainer fees are paid in quarterly installments on or about January 1, April 1, July 1 and October 1. During 2008, non-employee directors also earned meeting fees of $3,000 for each Audit Committee meeting attended and $2,000 for each Board of Directors or other Board Committee meeting attended. Meeting fees are paid shortly after each meeting is held. We also reimburse directors for the expenses they incur in attending meetings of the Board of Directors or Board Committees. Directors who are also salaried employees receive no additional cash compensation for their services as directors.

Non-employee directors are permitted to defer receipt of directors’ fees until their retirement or other termination of status as a director. At the election of the director, deferred amounts either accrue interest at rates fixed from time to time by the committee that administers the Massey Energy Company Deferred Directors’ Fee Program or are valued as if having been invested in Common Stock. During 2008, three directors chose to defer all or a portion of their directors’ fees.

    All equity awards made to non-employee directors after June 27, 2006 have been granted pursuant to the 2006 Plan.  For 2008, under the 2006 Plan, directors who were not our employees or employees of our subsidiaries were eligible to receive, when they became directors, a one time grant of that number of shares of restricted Common Stock equal to the value of $110,000 based on the closing stock price on the date of grant, or in the event that the market is closed on such date, the next preceding trading day, and that number of restricted units equal to the value of $74,000 of Common Stock based on the closing price on the date of grant, or in the event that the market is closed on such date, the next preceding trading day, which are payable in cash upon the vesting of the shares of restricted Common Stock to assist in satisfying related income tax liabilities upon the lapse of restrictions on the shares of restricted Common Stock. These awards were made on a date determined by the Compensation Committee following director appointment. For 2008, under the 2006 Plan, non-employee directors were also awarded an annual grant of that number of shares of restricted Common Stock equal to $80,000 based on the closing price on the date of grant, or in the event that the market is closed on such date, the next preceding trading day, which grants were made at the first regularly scheduled Board of Directors meeting of the year. The restrictions on the initial grants of restricted stock and restricted units and the annual grant of restricted stock lapse in one-third increments each year upon the anniversary of the date of grant, or lapse in full upon the occurrence of any of the following: (i) the applicable director retires  from service on the Board of Directors upon express approval by the Board of Directors or the Compensation Committee that administers the 2006 Plan; (ii) the applicable director dies or becomes permanently disabled, or (iii) the director’s service terminates within two years after a change of control occurs other than on account of a voluntary resignation from service on the Board of Directors. The first regularly scheduled Board of Directors meeting of calendar year 2008 took place on February 18th, at which time each non-employee director serving at such time was awarded 2,009 shares of Common Stock. The market value of 2,009 shares of Common Stock on the grant date was $80,000 based on the closing trading prices of Common Stock on February 15, 2008, the date immediately prior to the date of grant because the NYSE was closed on the date of grant. This valuation does not take into account the diminution in value attributable to the restrictions on such stock under the 2006 Plan.

In November 2008, the Compensation Committee conducted its annual review of the compensation payable to the non-employee directors and recommended to the Governance and Nominating Committee certain changes to the compensation payable to non-employee directors. The Governance and Nominating Committee made the following recommendations to the Board of Directors which approved the changes to the compensation applicable to non-employee directors effective January 1, 2009. Effective January 1, 2009, non-employee directors may choose to receive their annual equity grant in any proportion of restricted stock and/or stock options, as elected in the sole discretion of the director. Previously, the annual grant was given in the form of restricted stock only. In addition, non-employee directors are entitled to an annual physical, at the election of the director. Finally, we will make available, at the election of the director, secondary supplemental health insurance. All other aspects of non-employee director compensation remained unchanged.

The following table presents information relating to total compensation of our non-employee directors for the fiscal year ended December 31, 2008.

NON-EMPLOYEE DIRECTOR COMPENSATION(a)

Name	Fees Earned or Paid in Cash(b)	Stock Awards(c)	All Other Compensation(d)	Total
James B. Crawford	$118,000	$106,096	$2,256	$226,352
Robert H. Foglesong	115,500	77,213	1,950	$194,663
Richard M. Gabrys	93,000	113,545	1,707	$208,252
E. Gordon Gee	106,000	108,620	4,641	$219,261
Bobby R. Inman	127,500	108,620	5,399	$241,519
Lady Judge(e)	76,000	67,756	1,102	$144,858
Dan R. Moore	140,000	108,620	3,587	$252,207
Stanley C. Suboleski(f)	51,000	68,046	542	$119,588
___________________

(a)	Messrs. Blankenship and Phillips do not appear in this table because they are Massey employees and therefore are not entitled to additional compensation for their services as directors.
(b)	Amounts shown represent director fees (i.e. retainer and meeting fees) earned during fiscal year 2008 and include any amounts deferred at the election of the director.
(c)
Amounts shown represent the dollar amounts of the expense recognized in 2008 for financial statement reporting purposes in accordance with Statement of Financial Accounting Standards No. 123R, “Share-Based Payments” (SFAS 123(R)) (excluding estimates for forfeitures related to service-based vesting conditions) for restricted stock and restricted unit awards to non-

employee directors, and, accordingly, include amounts from awards granted in and prior to 2008. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by each of the non-employee directors. The assumptions used in the calculation of these award amounts are included in Note 12 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2008 and incorporated by reference into this Proxy Statement. The table below provides (i) the actual cash value of restricted units that vested and were paid in cash during 2008 and (ii) the aggregate number of restricted stock awards outstanding as of December 31, 2008 for each of the non-employee directors.

Name	Cash Value of Restricted Units That Vested and Were Paid During 2008	Aggregate Number of Restricted Stock Awards Outstanding at December 31, 2008
James B. Crawford	$18,843	8,209
Robert H. Foglesong	18,843	6,992
Richard M. Gabrys	58,578	5,675
E. Gordon Gee	-	17,538
Bobby R. Inman	-	20,452
Lady Judge	-	4,598
Dan R. Moore	-	13,482
Stanley C. Suboleski	-	2,836
___________________

(d)	Amounts shown represent dividends paid on restricted stock and life insurance premiums allocated to each director.
(e)	Lady Judge was appointed to the Board of Directors on February 19, 2008.
(f)	Mr. Suboleski was appointed to the Board of Directors on May 13, 2008.

During 2008, we made the following grants of restricted stock and restricted units to each non-employee director:

NON-EMPLOYEE DIRECTOR GRANTS IN 2008

	Grant Date	Type of Grant	Shares Granted		Units Granted	Grant Date Value (a)
James B. Crawford	2/18/2008	Annual	2,009			$79,998
Robert H. Foglesong	2/18/2008	Annual	2,009			79,998
Richard M. Gabrys	2/18/2008	Annual	2,009			79,998
E. Gordon Gee	2/18/2008	Annual	2,009			79,998
Bobby R. Inman	2/18/2008	Annual	2,009			79,998
Lady Judge	2/19/2008	Initial	2,662		1,790	184,001
	2/19/2008	Annual	1,936			80,015
Dan R. Moore	2/18/2008	Annual	2,009			79,998
Stanley C. Suboleski	5/13/2008	Initial	1,835		1,234	183,987
	5/13/2008	Annual	1,001	(b)		60,010
___________________

(a)
The amounts shown represent the sum of the number of shares and units multiplied by the closing stock price on the date of grant, or in the event that the market was closed on such date, the next preceding trading day.

(b)	This amount represents three quarters of the annual grant since Mr. Suboleski was not on the Board of Directors during the first quarter of 2008.

Director Independence

The Governance and Nominating Committee undertook its annual review of director independence in February 2009. During this review, the Governance and Nominating Committee considered transactions and relationships between each director or any member of his or her immediate family and Massey and our subsidiaries and affiliates, including those reported under “Certain Relationships and Related Transactions” on page 69. The committee also examined transactions and relationships between directors or their affiliates and members of our senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent under the general independence standards in the listing standards of the NYSE, the exchange on which the Common Stock is listed, and the independence standards set forth in our Corporate Governance Guidelines, which can be found on our website. See “Availability of Restated Certificate of Incorporation, Restated Bylaws, Corporate Governance Guidelines, Code of Ethics, Committee Charters, SEC Filings and Other Materials” on page 88.

As set forth in our Corporate Governance Guidelines, we have adopted the following definition of independence: a director will be considered independent if he/she (a) is free of any relationship that would preclude a finding of independence under the NYSE Corporate Governance Standards as may be in effect from time to time, and (b) does not have any material relationship (either as director or as a partner, stockholder or officer of an organization) with us or any of our affiliates. In evaluating any such relationship, the Board of Directors takes into consideration whether disclosure of the relationship would be required by the proxy rules of the Exchange Act. If disclosure of the relationship is required, the Board of Directors must make a determination that the relationship is not material as a prerequisite to finding that the director is independent. Compliance with the definition of independence is reviewed annually by the Governance and Nominating Committee.

As a result of its review and based on the recommendation of the Governance and Nominating Committee, the Board of Directors affirmatively determined that James B. Crawford, Robert H. Foglesong, Richard M. Gabrys, E. Gordon Gee, Lady Judge, Bobby R. Inman, Dan R. Moore and Stanley C. Suboleski are independent under the general independence tests in the listing standards of the NYSE and the independence standards set forth in our Corporate Governance Guidelines. Don L. Blankenship is not independent because of his employment as our Chief Executive Officer. Baxter F. Phillips, Jr. is not independent because of his employment as our President.

Committees of the Board of Directors

The standing committees of the Board of Directors consist of an Audit Committee, Compensation Committee, Executive Committee, Finance Committee, Governance and Nominating Committee, and Safety, Environmental and Public Policy Committee. All of the information regarding the meetings of these committees refers to meetings that took place during 2008. The written charters under which each of these committees operates can be found on our website. See “Availability of Restated Certificate of Incorporation, Restated Bylaws, Corporate Governance Guidelines, Code of Ethics, Committee Charters, SEC Filings and Other Materials” on page 88.

Audit Committee

The principal duties of the Audit Committee are to:

(a)	provide assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders and investment community relating to:

•	our accounting, reporting and financial practices, including the integrity of our financial statements;
•	our compliance with legal and regulatory requirements;
•	the independent registered public accounting firm’s qualifications and independence; and
•	the performance of our internal audit function and independent registered public accounting firm; and

(b)	prepare the report that SEC rules require to be included in our annual proxy statement.

The Audit Committee’s responsibilities include:

(a)
direct responsibility for the appointment, compensation, retention (or termination) and oversight of the independent registered public accounting firm engaged by us for the purpose of preparing or issuing audit reports and related work;

(b)	approving the audit and non-audit services to be performed by the independent registered public accounting firm and the fees related to such work;
(c)
reviewing with our financial management, internal audit management and independent registered public accounting firm matters relating to internal accounting controls, the internal audit program, our accounting practices and procedures and other matters relating to our financial condition and the financial condition of our subsidiaries;
(d)
reviewing the work of the independent registered public accounting firm that falls outside the scope of their audit engagement for the purpose of determining the independence of the independent registered public accounting firm; and

(e)	reporting to the Board of Directors periodically any conclusions or recommendations the committee may have with respect to such matters.

The members of the Audit Committee are Dan R. Moore (Chairman), James B. Crawford, Robert H. Foglesong and E. Gordon Gee. The Board of Directors has determined that each of the members of the Audit Committee is “independent” under the enhanced independence standards for audit committee members in the Exchange Act, and rules thereunder, as incorporated into the listing standards of the NYSE, and the independence standards set forth in our Corporate Governance Guidelines. Based on the recommendation of the Governance and Nominating Committee, the Board of Directors has also determined that each of the members of the Audit Committee has the requisite financial knowledge to serve as members of the Audit Committee and that Messrs. Crawford and Moore are each an “audit committee financial expert” under the rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002 (the Sarbanes-Oxley Act). No member of the Audit Committee simultaneously serves on the audit committees of more than two other publicly registered companies. The Audit Committee’s meetings include, executive sessions with management and, whenever it is deemed appropriate, executive sessions with our independent registered public accounting firm and with our internal auditors, in each case without the presence of management. During fiscal 2008, the Audit Committee held nine meetings.

Compensation Committee

The principal duties of the Compensation Committee are to:

(a)	review corporate organizational structures;
(b)	maintain an ongoing review of senior management succession planning;
(c)	keep informed about any life threatening or disabling illness of any officer and recommend to the Board of Directors any steps that should be taken with respect to such illness;
(d)
review and approve corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluate the Chief Executive Officer’s performance in light of those goals and objectives and set the Chief Executive Officer’s compensation level based on this evaluation;

(e)	monitor performance of our officers and group executive officers;
(f)	make recommendations concerning compensation plans;
(g)	recommend officer title changes;
(h)
recommend the election of and salaries for officers and group executive officers, including salary, bonus and incentive awards, and determine and approve incentive awards for other executives and managers;

(i)	review Board of Directors compensation and propose any changes to the Governance and Nominating Committee;
(j)	function as the committee that administers our long-term incentive programs;
(k)	conduct an evaluation of the committee’s performance and review the adequacy of its charter and recommend any changes to the Board of Directors;
(l)	obtain advice and assistance from outside advisors as the committee deems appropriate;
(m)	review and discuss with management the Compensation Discussion and Analysis included in our proxy statement; and
(n)	prepare the annual report on executive compensation to be included in our proxy statement, as required by the Exchange Act.

The members of the Compensation Committee are Robert H. Foglesong (Chairman), James B. Crawford, Bobby R. Inman and Dan R. Moore. The Board of Directors has determined that each of the members of the Compensation Committee is “independent” under the general independence tests in the listing standards of the NYSE and the independence standards set forth in our Corporate Governance Guidelines. The Compensation Committee held five meetings during 2008. For a discussion of our executive compensation program, see the “Compensation Discussion and Analysis” and “Compensation Committee Report on Executive Compensation” beginning on pages 20 and 40, respectively.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was at any time an officer or employee of us, or is related to any other member of the Compensation Committee, any other member of the Board of Directors or any executive officer of us.

Executive Committee

The Executive Committee exercises all of the power and authority of the Board of Directors in the management of our business and affairs to the extent permitted by Delaware law and the Executive Committee charter. The members of the Executive Committee are Don L. Blankenship (Chairman), James B. Crawford, Robert H. Foglesong, Richard M. Gabrys, E. Gordon Gee, Bobby R. Inman and Dan R. Moore. The Executive Committee held one meeting in 2008.

Finance Committee

The Finance Committee provides assistance to the Board of Directors that relate to the management of our financial affairs. The principal duties of the Finance Committee are to:

(a)	review and evaluate our financial policies and investment strategy;
(b)	review and evaluate management's plans to manage our exposure to financial risk;
(c)	recommend dividend actions to the Board of Directors;
(d)	recommend stock issuance or stock repurchase actions to the Board of Directors;
(e)	monitor our investment committee's management of the pension fund and other post-retirement benefit obligations; and
(f)	review annual strategic financial plans, including financial measures relating to incentive plans.

The Finance Committee’s responsibilities include:

(a)	review our financial policies, including capitalization, liquidity, credit ratings and financial risk management;
(b)	review our financing plans, including financial transactions, credit capacity, guarantees and credit facilities;
(c)	approve capital spending and approve operating plan and capital expenditure projects in excess of $20 million;
(d)	review and evaluate existing and potential investments, including the financial soundness of potential mergers, acquisitions and dispositions.
(e)
review and discuss with management our most significant financial risks, methods of risk assessment, risk mitigation strategies and the overall effectiveness of our guidelines, policies and systems with respect to risk assessment and management, including policies and procedures for derivative transactions and insurance coverage;

(f)	review and discuss with management our bonding and related collateral requirements;
(g)	review our investor relations activities;
(h)	review and make recommendations concerning dividend policy and dividends to be declared by the Board of Directors;
(i)	review and make recommendations to the Board of Directors concerning stock issuance and stock repurchases;
(j)	review the strategy, the investment policies, the performance and the adequacy of funding for our pension and other post-retirement obligations that are managed by the investment committee; and
(k)	discuss with our General Counsel legal matters that may have a material impact on subject financial transactions.

The members of the Finance Committee are Richard M. Gabrys (Chairman), Lady Judge (since February 2008), Dan R. Moore, Baxter F. Phillips, Jr. and Stanley C. Suboleski (since May 2008). The Finance Committee held five meetings during 2008.

Governance and Nominating Committee

The primary responsibilities of the Governance and Nominating Committee are to oversee and monitor our corporate governance policies and procedures and to regularly report the results of its activities to the Board of Directors. The principal duties of the Governance and Nominating Committee are to:

(a)	seek out, evaluate and recommend to the Board of Directors qualified nominees for election as directors;
(b)	seek to ensure the independence and quality of the Board of Directors;
(c)	develop and recommend to the Board of Directors our Corporate Governance Guidelines and codes of conduct and ethics applicable to us;
(d)	oversee the annual evaluation of the Board of Directors; and
(e)	consider other matters, including the size and composition of the Board of Directors and committees, directorship practices and other issues of corporate governance.

The members of the Governance and Nominating Committee are James B. Crawford (Chair),  Robert H. Foglesong, Richard M. Gabrys, E. Gordon Gee, Bobby R. Inman, Lady Judge (since February 2008), and Dan R. Moore. The Board of Directors has determined that each of the members of the Governance and Nominating Committee is “independent” under the general independence tests in the listing standards of the NYSE and the independence standards set forth in our Corporate Governance Guidelines. During 2008, the Governance and Nominating Committee held four meetings.

Nominating Procedures. The Governance and Nominating Committee considers candidates for Board of Directors membership suggested by its committee members and other Board of Directors members, as well as management and stockholders. The committee may also retain a third-party executive search firm to identify candidates upon request of the committee from time to time. A stockholder who wishes to recommend a prospective nominee for the Board of Directors should notify our Corporate Secretary in writing with whatever supporting material the stockholder considers appropriate and in accordance with the provisions and information requirements set forth in our Restated Bylaws relating to stockholder nominations. See “How do I make a stockholder proposal for the 2010 annual meeting?” on page 4. Stockholder nominees whose nominations comply with these procedures will be evaluated in the same manner as the committee’s nominees.

Lady Judge and Messrs. Crawford, Gee and Suboleski were each recommended by the Governance and Nominating Committee for nomination for election at the Annual Meeting to serve a three-year term until their respective successors are elected and qualified, or until their earlier resignation or removal.

Once the Governance and Nominating Committee has identified a prospective nominee, the committee then evaluates the prospective nominee against the standards and qualifications set out in the Governance and Nominating Committee Charter and our Corporate Governance Guidelines, including:

(a)	the ability of the prospective nominee to represent the interests of our stockholders;
(b)	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
(c)
the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

(d)	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors; and
(e)	the extent to which the prospective nominee helps the Board of Directors reflect the diversity of our stockholders, employees and communities.

The Governance and Nominating Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board of Directors, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. After completing this evaluation, the Governance and Nominating Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board of Directors, and the Board of Directors determines the nominees after considering the recommendation and report of the Governance and Nominating Committee. There is no difference in the manner by which the Governance and Nominating Committee evaluates prospective nominees for director based upon the source from which the individual was first identified.

Safety, Environmental and Public Policy Committee

The principal duties of the Safety, Environmental and Public Policy Committee are to:

(a)
review and make recommendations regarding our policies, programs, position and strategies in relation to safety, environmental and public policy issues deemed significant by the committee or which may be referred to the committee by the Board of Directors or by management;

(b)	review and make recommendations regarding safety, environmental, political, and social trends and issues as they may affect our operations and the operations of our subsidiaries;
(c)	review and make recommendations in respect of our general policy regarding support of business, charitable, educational and political organizations; and
(d)	review and make recommendations in respect of our safety, environmental and public policies and practices.

The Safety, Environmental and Public Policy Committee’s responsibilities include:

(a)	making a report to the Board of Directors on a quarterly basis regarding our compliance with worker safety and environmental compliance rules and regulations;
(b)	developing goals for implementing enhancements to the process utilized to monitor, count and report environmental incidents and complaints;
(c)
determining the specific content and organization of our environmental compliance reports to the Board of Directors to reasonably inform the Board of Directors regarding our compliance with all applicable environmental laws and regulations, and any other applicable authority regarding environmental compliance;

(d)	developing goals for implementing enhancements to the process utilized to monitor, count and report mine safety incidents and complaints and near misses with high potential for injury;
(e)
determining the specific content and organization of its mine safety reports to the Board of Directors to reasonably inform the Board of Directors regarding our compliance with all applicable mine safety laws and regulations;

(f)	reviewing our safety training programs annually and recommending enhancements as appropriate;
(g)	reviewing our environmental compliance training programs annually and recommending enhancements as appropriate;
(h)	reporting to the Board of Directors annually on the key objectives and progress in our safety training programs and environmental compliance training programs;
(i)
recommending that the Board of Directors adopt quantitative goals, based on current technologies, for reducing environmental violations and mine safety incidents and near misses with a high potential for injury in connection with our operations;

(j)
selecting and retaining one or more independent auditing firms, at least once every two years, to conduct a comprehensive review and assessment of our operations as they relate to worker safety and environmental compliance and preparing and submitting to the Safety, Environmental and Public Policy Committee a report and recommendations;

(k)	reporting the findings of the auditing firm review and assessment to the Board of Directors;
(l)
having the authority to retain independent, outside consultants to assist the Safety, Environmental and Public Policy Committee with regard to the Safety, Environmental and Public Policy Committee’s duties in connection with our compliance with environmental, worker, and mine safety laws, rules and regulations; provided that, before retaining any such consultant, the Safety, Environmental and Public Policy Committee will make a determination that the consultant is capable of exercising independent judgment; and

(m)
consulting with the Vice President for Best Environmental Practices, the Vice President for Best Safety Practices (or comparable positions) and the General Counsel regarding their duty and authority to create, implement and oversee a system by which corporate employees, suppliers, customers and advisor professionals can, on a confidential basis and without fear or reprisal, provide information concerning possible illegal or unethical conduct regarding our compliance with safety and environmental issues.

The members of the Safety, Environmental and Public Policy Committee are E. Gordon Gee (Chairman), James B. Crawford, Robert H. Foglesong, Richard M. Gabrys, Lady Judge (since February 2008),  Dan R. Moore, Baxter F. Phillips, Jr. and Stanley C. Suboleski (since May 2008). The Board of Directors has determined that the majority of the members of the Safety, Environmental and Public Policy Committee are “independent” under the general independence tests in the listing standards of the NYSE and the independence standards set forth in our Corporate Governance Guidelines, and the additional criteria set forth in the Safety, Environmental and Public Policy Committee’s charter. Effective June 30, 2008, the Board of Directors adopted a policy that members of the Safety, Environmental and Public Policy Committee shall not serve more than five consecutive one-year terms, subject to the ability of the Governance and Nominating Committee, with the approval of a majority of the independent directors, to make an exception based upon a determination after due consideration of the Safety, Environmental and Public Policy Committee member’s meritorious service that it would be in the best interest of our stockholders for the Safety, Environmental and Public Policy Committee member to serve more than five consecutive five year terms. In addition, the Board of Directors adopted a policy, effective June 30, 2008, that the Chair of the Safety, Environmental and Public Policy Committee may not be a director who received 25% or more withheld votes in each of the last two elections, as long as there is another director on the Safety, Environmental and Public Policy Committee who did not get more than 25% withheld votes in each of the last two elections, subject to the ability of the Governance and Nominating Committee, with the approval of the majority of the independent directors, to make an exception based upon a determination after due consideration of the director's meritorious service that it would be in the interest of our stockholders for the Chair of the Safety, Environmental and Public Policy Committee to be a director who received 25% or more withheld votes in each of the last two elections. The Safety, Environmental and Public Policy Committee held five meetings during 2008.

Board of Directors and Committee Meetings Attendance

During 2008, the Board of Directors held seven meetings. The independent directors met in executive session without the Chief Executive Officer or any other member of management in connection with each of the regularly scheduled quarterly Board of Directors meetings. During 2008, each incumbent director attended at least 75% of the aggregate of all Board of Directors meetings and meetings of Board committees on which such director served. All of the directors who were directors at the time of the 2008 annual meeting of stockholders attended the 2008 annual meeting of stockholders in May 2008. Under our Corporate Governance Guidelines, each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including attendance at meetings of our stockholders and the meetings of the Board of Directors and committees of which he or she is a member.

Lead Director

The Board of Directors appoints an independent member to be the Lead Director. The Lead Director’s primary responsibility is to ensure that the Board of Directors operates independently of management and that directors and stockholders have an independent leadership contact. The Lead Director presides over the meetings of the non-management directors that occur prior to each regularly scheduled meeting of the Board of Directors. On May 22, 2007, the Board of Directors appointed Admiral Inman as the Lead Director for a two-year term. Stockholders and other interested persons may contact the Lead Director in the manner described under “Communications with the Board of Directors” below.

Communications with the Board of Directors

Stockholders and other parties interested in communicating directly with the Lead Director or with the non-management directors as a group may do so by writing to Lead Director, c/o Corporate Secretary, Massey Energy Company, P.O. Box 26765, Richmond, Virginia 23261. Our Corporate Secretary reviews all such correspondence and regularly forwards to the Board of Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deal with the functions of the Board of Directors or committees thereof or that the Corporate Secretary otherwise determines requires their attention. Directors may at any time review a log of all correspondence we receive that is addressed to members of the Board of Directors and request copies of any such correspondence. Concerns relating to accounting, auditing, ethics or internal control matters can also be communicated confidentially and generally anonymously (i) by calling the Massey Energy Hotline toll free at 1-888-424-2417; (ii) by mail addressed to: Board of Directors-Audit Committee, c/o Corporate Secretary, Massey Energy Company P.O. Box 26765, Richmond, Virginia 23261; (iii) by mail addressed to: Ethics Hotline, Ref:  Massey Energy, PMB 3767, 13950 Vallantyne Corporate Place, Suite 300, Charlotte, North Carolina 28277; or (iv) by e-mail addressed to: massey.hotline@masseyenergyco.com (may not be received anonymously, depending upon how it is sent).

Code of Ethics

We have an Ethics Commitment Agreement, which is applicable to and signed annually by our salaried employees, including the principal executive officer, the principal financial officer and the principal accounting officer. We have a separate Code of Ethics for Senior Financial Officers, which contains provisions specifically applicable to our senior financial officers, including the principal executive officer, the principal financial officer and the principal accounting officer, and a Code of Business Conduct and Ethics for Directors that all directors are expected to sign annually. The Ethics Commitment Agreement, the Code of Ethics for Senior Financial Officers and the Code of Business Conduct and Ethics for Directors are available on our website. See “Availability of Restated Certificate of Incorporation, Restated Bylaws, Corporate Governance Guidelines, Codes of Ethics, Committee Charters SEC Filings and Other Materials” on page 88. We intend to post amendments to or waivers from these ethics agreements (to the extent applicable to our directors, principal executive officer, principal financial officer or principal accounting officer) on our website at www.masseyenergyco.com: Investors, Corporate Governance, Code of Conduct.

Stock Ownership of Directors and Executive Officers

The following information is furnished with respect to our current directors and each of our nominees for director, our named executive officers and all our current directors and executive officers as a group, as to ownership of shares of Common Stock as of March 20, 2009, except as otherwise noted. Our named executive officers include our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers. Each named executive officer or his or her family members had sole voting and investment power with respect to such shares, except as otherwise noted.

		Amount and Nature of Beneficial Ownership
Title of Class	Name of Beneficial Owner	Shares Beneficially Owned	Shares for which Beneficial Ownership can be Acquired within 60 Days (a)	Total Beneficial Ownership	Percent of Class (b)
Massey Energy	Class I Directors
Common Stock,	James B. Crawford	28,051	-	28,051	*
$0.625 Par Value	E. Gordon Gee	28,191	-	28,191	*
	Lady Judge	10,528	-	10,528	*
	Stanley C. Suboleski	8,766	-	8,766	*

	Class II Directors
	Richard M. Gabrys	13,439	-	13,439	*
	Dan R. Moore	20,359	-	20,359	*
	Baxter F. Phillips, Jr. (c)(d)	105,813	91,916	197,729	*

	Class III Directors
	Don L. Blankenship (d)	296,935	158,333	455,268	*
	Robert H. Foglesong	16,023	-	16,023	*
	Bobby R. Inman	33,105	-	33,105	*

	Officers
	J. Christopher Adkins	55,666	97,440	153,106	*
	Michael K. Snelling	21,669	29,363	51,032	*
	Eric B. Tolbert	22,123	22,031	44,154	*

	Directors and executive officers as
	a group (22 persons) (e)	794,307	532,722	1,327,029	1.55%
___________________

(a)	Represents shares of Common Stock that may be acquired through the exercise of options within 60 days of March 20, 2009.
(b)
Calculated based on shares of Common Stock beneficially owned as of March 20, 2009 plus shares deemed outstanding for which beneficial ownership can be acquired within 60 days by that individual or group divided by our shares of Common Stock outstanding as of March 20, 2009, which were 85,484,539. An asterisk (*) indicates that ownership is less than one percent of class.

(c)
Mr. Phillips owns 79,926 shares directly and is the indirect beneficial owner of 16,976 shares through Massey’s Coal Salary Deferral and Profit Sharing Program as of March 16, 2009 and 8,911 shares that are held by his wife.

(d)	Messrs. Blankenship and Phillips are also named executive officers.
(e)	Executive officers included in this number are our current executive officers who file statements pursuant to Section 16 of the Exchange Act.

Stock Ownership of Certain Beneficial Owners

Management knows of no person, except as set forth below, who is the beneficial owner of more than 5% of our voting shares. The table sets forth information known to us as of the most recent date, based on filings with the SEC on Schedule 13D or Schedule 13G (unless otherwise indicated), with percentage of ownership calculated using the number of outstanding shares of Common Stock on the dates noted below.

Name and Address of Beneficial Owners	Shares Beneficially Owned		Percent of Class (a)
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	9,883,386	(b)	11.56%
State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111	5,407,227	(c)	6.33%
Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	4,532,164	(d)	5.30%
Barclays Global Investors, N.A. 45 Fremont Street San Francisco, CA 94105	4,285,172	(e)	5.01%
___________________
(a)	All percentages are based on 85,484,539 shares of Common Stock outstanding as of March 20, 2009.
(b)
Based solely on Schedule 13G/A filed by BlackRock, Inc. with the SEC on February 10, 2009 that indicates BlackRock, Inc. is the beneficial owner of 9,883,386 shares, and has shared voting power over 9,883,386 shares and shared dispositive power over 9,883,386 shares.

(c)
Based solely on Schedule 13G filed by State Street Bank and Trust Company with the SEC on February 13, 2009 that indicates State Street Bank and Trust Company is the beneficial owner of 5,407,227 shares, and has sole voting power over 5,407,227 shares and shared dispositive power over 5,407,227 shares.

(d)
Based solely on Schedule 13G filed by The Vanguard Group, Inc. with the SEC on February 13, 2009 that indicates The Vanguard Group, Inc. is the beneficial owner of 4,532,164 shares, and has the sole voting power over 93,232 shares.

(e)
Based solely on Schedule 13G filed jointly by (i) Barclays Global Investors, NA, (ii) Barclays Global Fund Advisors, (iii) Barclays Global Investors, LTD, (iv) Barclays Global Investors Japan Limited, (v) Barclays Global Investors Canada Limited, (vi) Barclays Global Investors Australia Limited and (vii) Barclays Global Investors (Deutschland) AG (collectively referred to as Barclays Global) with the SEC on February 5, 2009 that indicates Barclays Global is the beneficial owner of 4,285,172 shares, and has sole voting power over 4,285,172 shares and sole dispositive power of 4,285,172 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon a review of the forms required by Section 16 of the Exchange Act that have been filed during and with respect to our most recently completed fiscal year, we are not aware of any executive officer, director or beneficial owner of more than 10% of our stock that failed to file on a timely basis any Forms 3, 4 or 5, except Mr. Clemens who filed one Form 4 late due to an administrative oversight that reported the acquisition of restricted stock and units , Mr. Moore who filed one Form 4 late due to an administrative oversight that reported the acquisition of phantom stock units representing the value of meeting fees earned and deferred pursuant to the Massey Energy Company Deferred Directors’ Fees Program and Mr. Poma who filed one Form 4 late due to an administrative oversight that reported the sale of stock.

COMPENSATION DISCUSSION AND ANALYSIS
General Philosophy

We compensate our named executive officers in a manner that is meant to attract and retain highly qualified and gifted individuals and to appropriately incentivize and motivate the named executive officers to achieve continuous improvements in company-wide performance for the benefit of our stockholders. We accomplish this through the use of various forms of compensation, the basic components of which are: (i) base salary; (ii) annual cash bonus; (iii) long-term performance-based and service-based cash and equity incentive awards; and (iv) retirement benefits. In certain circumstances, additional incentives and benefits are provided to our named executive officers, and may include perquisites, retention awards, change in control and severance benefits, and supplemental life insurance. Our named executive officers include our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers which includes our President, Chief Operating Officer and Vice President of Surface Operations. We have written employment arrangements with all of our named executive officers, other than Mr. Tolbert. We believe that by maintaining employment agreements with certain of our named executive officers we enhance our ability to attract and retain the most highly qualified individuals in an extremely competitive environment and further incentivize and motivate them to perform in the best interests of Massey and our stockholders. Our process for determining compensation for our named executive officers involves:

•	assessing the value of the individual and the significance of his contribution to the organization,,

•	weighing the risk such individual may be lured away to or by a competitor and the difficulty of replacing such individual,

•	taking into consideration an individual’s experience,

•	reviewing the various components of an individual’s current targeted overall compensation, and

•	comparing the various components of targeted overall compensation with other individuals within Massey.

Other considerations that we take into account when setting compensation are our historic and projected performance, our performance compared to our competitors, actual and projected payouts of incentive pay, industry outlook, and general market conditions.

Outside Independent Compensation Consultant

Periodically, the Compensation Committee retains an outside independent compensation consultant to provide information and advice concerning compensation. The Compensation Committee most recently retained the outside independent consulting firm of Pearl Meyer & Partners (PM&P) in 2008 as part of its review of compensation for setting 2009 targeted overall compensation. The Compensation Committee had also retained PM&P in 2006 as part of its review of compensation for setting 2007 targeted overall compensation. In 2007, the Compensation Committee returned to the analysis performed in 2006 for setting 2008 targeted overall compensation. The Compensation Committee has retained PM&P to assess our compensation programs and to learn about developments and best practices in executive compensation matters. From time to time, PM&P also provides consulting advice to us outside the scope of executive compensation.

The Compensation Committee considered the surveys prepared by PM&P as part of their analysis to aid in the determination of competitive levels of compensation for each of our named executive officers. These surveys included companies that are both larger and smaller than Massey and companies in the coal mining business, including some of the companies in the S&P 600 SmallCap Index and the Bloomberg US Coal Index. The Compensation Committee also utilized executive compensation information compiled from the latest proxy statements of other coal mining and other natural resource mining companies with whom we specifically compared ourselves. The comparator group with which we generally compare ourselves is comprised of the following companies (the Comparator Group):

AK Steel Holding Corporation Allegheny Technologies Incorporated Alpha Natural Resources, Inc. AmeriGas Partners, L.P. Arch Coal, Inc. Carpenter Technology Corporation Cliffs Natural Resources Inc.	Commercial Metals Company CONSOL Energy Inc. El Paso Corporation Energy Transfer Partners, LP Foundation Coal Holdings, Inc. Freeport-McMoran Copper & Gold Inc. International Coal Group, Inc.	Nucor Corporation Overseas Shipholding Group, Inc. Patriot Coal Corporation Peabody Energy Corporation Quanex Corporation Schnitzer Steel Industries, Inc. Steel Dynamics, Inc.

The companies that made up the Comparator Group were selected because they:

•	are engaged in the same or similar industry as Massey, the business of mining,

•	have comparable market capitalization, revenues, assets, number of employees, geographic presence and complexity,

•	draw executive talent from similar labor markets, and

•	are publicly traded.

The Compensation Committee takes into consideration variations or distinctions of each member of the Comparator Group as compared to us (such as market capitalization or size), but does not do so in a formulaic manner (e.g. by assigning specific weights or values to each member of the Comparator Group).

Components of Targeted Overall Compensation

The two main components of our targeted overall compensation for our named executive officers are fixed pay and incentive pay. Fixed pay consists of base salary. Incentive pay consists of compensation that may be earned if certain performance objectives and/or service requirements are met, typically over the course of one to three years, and includes the annual cash bonus and the long-term performance-based and service-based incentive awards. The individual components of fixed pay and incentive pay taken together comprise a named executive officer’s “targeted” overall compensation. Dependent upon whether annual and long-term performance objectives are met or exceeded, a named executive officer’s actual compensation may be below or above such named executive officer’s targeted overall compensation.

The purpose of fixed pay is to provide our named executive officers with a level of financial security and benefits that reflects the executive’s job function, accomplishments, years of experience, and contributions. The purpose of incentive pay is to provide our named executive officers with incentives to excel at their individual job functions and areas of expertise in a manner that contributes to our overall performance, and to further align the financial interests of our named executive officers with those of our stockholders.

The Compensation Committee takes into consideration amounts paid to similarly situated officers in its Comparator Group, but it does not attempt to maintain a certain target percentile within a comparator group or otherwise solely rely on such data to determine executive compensation. Instead, the Compensation Committee places more emphasis on the specific contributions of the named executive officers and whether such contributions are being fairly and adequately rewarded in a manner that will continue to incentivize and retain such individuals in the competitive environment in which we find ourselves at any point in time. The Compensation Committee does not adhere to rigid formulas or necessarily react to short-term changes in business performance in determining the amount and mix of compensation elements. The Compensation Committee incorporates flexibility into its compensation programs and in the assessment process to respond to and adjust for the evolving business environment.

The Compensation Committee strives to achieve an appropriate mix between base salary, annual cash bonus awards and long-term cash and equity incentive awards in order to appropriately and adequately motivate and retain the named executive officers and to meet our objectives. There is not a rigid formula that is applied to each of the named executive officers with respect to the apportionment of various components of compensation. Depending on any unique arrangements that have been made with a named executive officer (e.g. those that have employment agreements) and based upon the participation level that the Compensation Committee has placed a named executive officer in for the annual cash bonus awards or long-term cash and equity incentive awards, the proportion of base salary, annual cash bonus awards and long-term cash and equity incentive awards will vary. As a general matter, the mix of compensation elements is designed both to reward recent results and to motivate long-term performance through a combination of base salary, annual cash bonus awards and long-term cash and equity incentive awards.

Frequently, the Compensation Committee has been faced with circumstances in which our employees are offered compensation packages to work elsewhere that are more lucrative than what they are currently being offered by us. When these situations arise, the Compensation Committee must assess whether an effort to retain the employee is warranted, and if so, what additional incentives the Compensation Committee believes to be appropriate.

The percentage of targeted overall compensation that is attributable to fixed pay and the major components of incentive pay (i.e., the annual cash bonus award and the long-term performance-based and service-based incentive awards) varies by each named executive officer and is based in part upon the assessments the Compensation Committee makes with respect to the following questions:

•	What is reasonable fixed pay for a particular position?

•	What is appropriate fixed pay for a particular individual?

•	What is paid in fixed pay to the other named executive officers?

•	What is a reasonable “level” in the Annual Incentive and Long-Term Incentive Programs (as described below) to place a particular position?

•	What is an appropriate “level” in the Annual Incentive Program and Long-Term Incentive Program for a particular individual to be placed?

•	What “level” in the Annual Incentive Program and Long-Term Incentive Program are the other named executive officers placed?

By asking the question “What is reasonable fixed pay for a particular position,” the Compensation Committee considers what companies in the Comparator Group pay for a particular position and what duties and responsibilities a particular position entails with us as compared to a similar position at a Comparator Group company. By asking the question “What is appropriate fixed pay for a particular individual,” the Compensation Committee takes into account the particular accomplishments and expected contributions of a named executive officer as well as his or her relevant talents, abilities, and experience and marketability. By asking the question “What is paid in fixed pay to the other named executive officers,” the Compensation Committee assesses the named executives’ pay in relation to one another, as another means to help make a reasonable determination of the appropriate amount of total compensation. The remaining questions are meant to address these same matters, but related to the “level” of placement of a named executive officer into the Annual Incentive and Long-Term Incentive Programs. Though weights are not assigned to any of these questions, they provide a framework which the Compensation Committee uses to assess the appropriateness of fixed pay and incentive pay awarded each of the named executive officers.

As a general matter, in allocating compensation among fixed pay and incentive pay, we believe that the compensation of our senior-most levels of management – the levels of management having the greatest ability to directly influence our performance – should be more heavily weighted on incentive pay, while lower levels of management with less of an ability to directly influence our performance, should receive a greater portion of their compensation in fixed pay. As detailed below, based on its review, the Compensation Committee believes total compensation for our Chief Executive Officer and each other named executive officer is reasonable.

2008 Targeted Overall Compensation Process

In November 2007, at the request of the Compensation Committee, management prepared its 2008 base salary, 2008 Annual Incentive Program, and 2008 Long-Term Incentive Program recommendations for the Compensation Committee to consider, which covered all of our named executive officers with the exception of Mr. Blankenship. We are party to a 2008-2009 Letter Agreement with Mr. Blankenship (amended and restated effective as of January 1, 2009) (described below under “2008-2009 Letter Agreement with Don L. Blankenship” and on pages 36 and 42 of this Proxy Statement) that includes an annual cash bonus award (referred to as an incentive bonus award), long-term incentive awards, and sets his monthly base salary. Management prepared its recommendations in accordance with the guidelines described above in the sections entitled “General Philosophy” and “Components of Targeted Overall Compensation.” Management’s recommendations to the Compensation Committee took into consideration a named executive officer’s:

•	job function and responsibilities,

•	performance and contribution to us,

•	years of experience,

•	current salary,

•	current participation level in the Annual Incentive and Long-Term Incentive Programs, and

•	base salaries and participation level in the Annual Incentive and Long-Term Incentive Programs of the other named executive officers.

These items are used to help inform management and the Compensation Committee on how to set recommended amounts and levels of fixed pay and incentive pay (the annual cash bonus award and the long-term performance-based and service based incentive awards) for named executive officers in the following manner. An individual’s job function and related responsibilities are reviewed and assessed based upon breadth and depth of responsibility (number of direct reports, areas of oversight, work load). Performance and contribution is evaluated based on proficiency and efficiency, accomplishment of objectives and positive results. The Compensation Committee considers years of experience only insofar as the years of experience is a proxy for the accumulation of practical knowledge and expertise that cannot be easily obtained or replaced. An individual’s current participation level in the Annual Incentive and Long-Term Incentive Programs is reviewed as a starting place to evaluate whether one’s recent performance warrants continuation in such level or a recommendation to be placed in another level (up or down). A comparison of base salaries and participation level in the Annual Incentive and Long-Term Incentive Programs of the other named executive officers provides one more means to help make a reasonable determination of what level such individual should be placed in going forward. Though weights are not assigned to any of these items, they provide a framework that management uses to determine the appropriateness of fixed pay and incentive pay awarded each of the named executive officers.

Management’s recommendations included a list of proposed participants for each program, the level in which each named executive officer would participate, the monetary values assigned to each level of participation if performance was achieved, the criteria selected to measure performance, the basis for the selection of such criteria, and the threshold, target, and maximum levels of performance selected for such criteria and the basis for such selection. Management also provided the Compensation Committee with the projected costs of the programs assuming targeted performance was achieved and provided a comparison of the costs of the proposed 2008 programs to the 2007 programs. The Compensation Committee reviewed and discussed the recommendations with management prior to approval of the programs, making adjustments as they deemed necessary or appropriate.

For those named executive officers with employment agreements, the 2008 targeted overall compensation was arrived at through a series of discussions and negotiations between each individual and the Compensation Committee. All of the named executive officers, with the exception of Mr. Tolbert, had one or more employment agreements in place during 2008: the 2008-2009 Letter Agreement for Mr. Blankenship, the Employment and Change in Control Agreement effective November 1, 2005 for Mr. Phillips expiring on November 1, 2008 and replaced by the Employment and Change in Control Agreement effective November 1, 2008, (described below under “Employment and Change in Control Agreements with Baxter F. Phillips, Jr.” on pages 37 and on page 45 of this Proxy Statement), the Retention and Employment Agreement effective November 13, 2007 for Mr. Adkins (amended and restated effective as of January 1, 2009) (described below under “Retention and Employment Agreement with John Christopher Adkins” on pages 38 and 45 of this Proxy Statement), and the Employment Agreement effective May 25, 2006 for Mr. Snelling (amended and restated effective as of January 1, 2009) (described below under “Employment Agreement with Michael K. Snelling” on pages 39 and 47 of this Proxy Statement).

Clawback Policy

On February 19, 2008, the Board of Directors adopted a Clawback Policy. The Clawback Policy provides that the Board of Directors will, to the extent permitted by governing law, require reimbursement of any bonus paid to an executive officer (as such officers are designated by the Board of Directors on an annual basis) where the payment was predicated upon the achievement of certain financial results that are subsequently the subject of a restatement of our financial statements filed with the SEC, where in the Board of Directors’ view, the executive officer engaged in intentional misconduct that caused or partially caused the need for the restatement, and a lower payment would have been made to the executive officer based upon the restated financial results. In each such instance, the Board of Directors will seek to recover the entire bonus of the individual executive officer for the relevant period, plus a reasonable rate of interest.

Section 162(m) Deductibility

Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code), generally limits the corporate tax deduction for compensation paid to our named executive officers to $1 million, unless certain requirements are met. We intend to maximize the corporate tax deduction. However, while our incentive compensation programs are designed to facilitate compliance with Section 162(m), the Compensation Committee believes that we must attract and retain qualified executives and that, in some instances, the Compensation Committee may need the flexibility to offer compensation that exceeds the Section 162(m) threshold for deductibility. The Compensation Committee has approved the compensation of certain of our named executive officers recognizing that a portion of that compensation will not be deductible.

Compensation Components

Base Salary.

As discussed above, we want to provide our named executive officers with a basic level of financial security in the form of base salary that reflects their professional status, accomplishments, years of experience, and contributions to us. As of January 1, 2008, the base salaries of our named executive officers were as follows:

Name	Base Salary Amount effective January 1, 2008

Don L. Blankenship	$ 1,000,000

Baxter F. Phillips, Jr.	588,000

J. Christopher Adkins	378,000

Michael K. Snelling	332,000

Eric B. Tolbert	228,800

The Compensation Committee’s practice generally is to adjust base salaries where appropriate in November of each year for the following year. As described above, the 2008 base salaries for our named executive officers were evaluated as part of an annual assessment conducted by management at the request of the Compensation Committee. Management’s recommendations provided the starting point for the Compensation Committee’s analysis. The Compensation Committee determined 2008 base salaries in accordance with the factors described above. While each of these factors was considered, a specific value was not assigned to any factor. Additionally, a subjective element is used in establishing each named executive officer’s base salary to the extent such duties may be unique and to recognize the demonstrated capabilities of the individual. On July 7, 2008, Mr. Tolbert received a cost of living increase in his base salary of three percent. Upon being named our President, Mr. Phillips salary was adjusted to $650,000 in accordance with the terms of his Employment and Change in Control Agreement effective November 1, 2008. Mr. Blankenship’s base salary has been not been increased since January 1, 2002.

Annual Incentive Program.

The Compensation Committee provides our named executive officers with an opportunity to earn additional cash compensation in the form of a cash bonus award based on individual and company-wide performance over a one-year time horizon. We believe these annual cash bonus awards provide our named executive officers with an incentive to excel at their individual job function and area of expertise in a manner that contributes to overall company-wide performance, and to further align the financial interests of our named executive officers with those of our stockholders.

Approximately 100 employees, including all of our named executive officers, with the exception of Mr. Blankenship, participated in our 2008 Annual Incentive Program. Mr. Blankenship’s annual cash bonus award was negotiated as part of the 2008-2009 Letter Agreement. Each participant in the Annual Incentive Program is placed in one of several participation levels, with each level corresponding to a certain targeted cash bonus range. At the request of the Compensation Committee, management conducts an annual review of the participation level of all participants to determine the appropriate annual cash bonus amount to be paid participants in each level of the Annual Incentive Program. A participant may earn from zero up to two times such participant’s targeted annual cash bonus, based on the levels of performance for the selected performance criteria. The selected performance criteria include company-wide performance goals, and for certain participants, including all of our named executive officers, specific performance goals related to their job function. In addition, a specified portion of the annual cash bonus is based on the discretion of the Compensation Committee.

For each performance component of the annual cash bonus, the compensation earned by a participant if the threshold level of performance is met is equal to one half of a participant’s targeted annual cash bonus for that portion of his annual cash bonus attributed to such performance component. The compensation earned if the maximum level of company-wide performance is met or exceeded is equal to two times the participant’s targeted annual cash bonus attributed to such performance component. If actual performance falls between the threshold and target levels of performance or between the target and maximum levels of performance, the annual cash bonus earned by a participant for each performance component of the annual cash bonus is prorated between the levels in proportion to the amount of additional performance achieved between the levels. In this manner, a participant is incentivized to exceed a targeted level of performance and is not disincentivized if it becomes apparent during the year that a targeted level of performance can no longer be met, but the threshold level is still achievable.

The achievement of the company-wide performance component and the specific performance component of a participant’s annual cash bonus are confirmed by our Chief Financial Officer and the Chairman of the Compensation Committee and approved by the Compensation Committee. The Compensation Committee may take into account extraordinary, unusual or infrequently occurring events and transactions to adjust the performance goals used to determine whether or not the company-wide performance component and the specific performance components are met. For example, the Compensation Committee may take into account effects of items that were not foreseen or contemplated when the performance goals were set, such as mergers, corporate restructurings, stock splits, or other exceptional, one-time or non-recurring events by backing out the impact of such events on the performance goals being measured. The Compensation Committee selects the specific and the company-wide performance criteria for incentive pay from a list of criteria contained in our stockholder-approved equity plans from which the awards are made. The actual targets for each criteria are set by the Compensation Committee, taking into consideration Massey’s expected performance based upon its plan and recommendations from management. It is the intent of the Compensation Committee that the specific and company-wide performance components of the annual bonus awards to our named executive officers qualify for performance-based compensation for Section 162(m) purposes.

The performance criteria selected for the company-wide performance component of our 2008 Annual Incentive Program was cumulative earnings before interest and taxes (EBIT). We believe EBIT is an appropriate and effective measure of annual company-wide performance because it measures earnings without including the amount of interest or taxes that we pay on a yearly basis which are, for the most part, determined by the financial markets or federal and state governments, but does take into account amounts depreciated and amortized by us each year which are, for the most part, a result of decisions made by our named executive officers.

The 2008 EBIT levels for the performance period, applicable to all of our named executive officers were as follows:

	Threshold Level	Target Level	Maximum Level	2008 Actual, as adjusted
EBIT	$140MM	$190MM	$230MM	$383MM

The threshold level of EBIT performance was set based on a level of performance that was believed to be achievable. The target level of EBIT performance was set based on a level of performance that was believed to be aggressive, but obtainable. The maximum level of EBIT performance was set based on a level of performance that was believed to be realizable upon the actualization of exceptional performance. In determining the annual cash bonus for 2008, the Committee has the discretion to take into account any extraordinary, unusual or infrequently occurring events and transactions in determining whether or not or to what degree the company-wide and specific performance components were met. In accordance with this authority, the Compensation Committee considered it appropriate to adjust EBIT to take into account the charges to earnings in satisfaction of the final judgment entered in the Wheeling-Pittsburgh litigation against us in the amount of $250 million and paid out on December 4, 2008, as more fully described in Note 18 to the Notes to Consolidated Financial Statements in our Form 10-K filed with the SEC on March 2, 2009.

As mentioned above, a portion of the participant’s cash bonus is left to the discretion of the Compensation Committee. Management makes recommendations to the Compensation Committee either not to pay any discretionary portion of targeted cash bonus or to pay an amount within a range from zero to two times that portion of targeted cash bonus attributable to the discretion of the Compensation Committee for a particular individual based on an assessment of individual performance, as our financial circumstances permit.

Annual incentive bonuses, if earned, are typically paid on or around February 28th of each year. In order to receive the award, a participant must be employed on the date the bonus is paid.

The Compensation Committee identified certain specific performance goals for Messrs. Phillips, Adkins, Snelling, and Tolbert that it believed appropriately reflected areas over which such officers were responsible and positioned to directly influence outcome. For each specific performance measure, each threshold amount was set based on a level of performance believed to be achievable, each target amount was set on a level of performance believed to be aggressive, but obtainable, and each maximum amount was set based on performance that was believed to be realizable upon the actualization of exceptional performance.

The specific performance measures set for Mr. Blankenship’s incentive bonus award were determined by the Compensation Committee in negotiations with Mr. Blankenship as set forth in the 2008-2009 Letter Agreement. The Compensation Committee believed the specific performance measures appropriately reflected areas over which Mr. Blankenship was responsible and positioned to directly influence outcome. For each specific performance measure, each threshold amount was set based on a level of performance believed to be achievable, each target amount was set on a level of performance believed to be aggressive, but obtainable, and each maximum amount was set based on performance that was believed to be realizable upon the actualization of exceptional performance. The various percentages or weights assigned to each component of Mr. Blankenship’s incentive bonus award were based on what the Compensation Committee believed to be the relative importance of such component as compared to the other measures.

The discretionary component of the annual cash bonus is meant to give the Compensation Committee the ability to recognize and affirm the value and contributions of an award recipient apart from company-wide or specific performance measures. This provides the Compensation Committee with a useful mechanism to convey its approval of a recipient’s individual performance. The Compensation Committee does not apply a set formula in determining the discretionary amount awarded to a named executive officer based on individual performance, but takes into consideration a variety of factors, including, (i) contributions made to our on-going and future success, (ii) duties and responsibilities undertaken and acted upon, and (iii) management and leadership provided. In addition, the degree to which the company-wide or specific performance goals of the annual cash bonus award were met is given consideration, insofar as the Compensation Committee makes a determination that factors outside the control of the recipient favorably or unfavorably impacted whether the goals were met, and if so, to what degree (e.g. labor availability, transportation availability, market demand, market prices).

Upon review of each of Messrs. Phillips’, Adkins’, Snelling’s, and Tolbert’s individual performance, the Compensation Committee made the determination that each had made significant contributions to our on-going and future success, carried out the duties and responsibilities of their respective offices in an exemplary manner, and provided strong management and leadership to those under them. The Compensation Committee did not explicitly identify particular factors in making these determinations for each of these individuals, but instead based its assessment on their general knowledge and business judgment. In addition to the foregoing assessment, the Compensation Committee made the determination that Messrs. Phillips and Adkins should receive 100% of the maximum discretionary component of their 2008 annual cash bonus award, and Mr. Snelling should receive 24% of the maximum discretionary component of his 2008 annual cash bonus award to (i) affirm the job each was doing, (ii) recognize that factors outside their control unfavorably impacted the individual’s ability to meet the company-wide and specific performance goals, and (iii) retain them in an extremely competitive environment. The variations in the determinations that were made were based upon the degree to which the Committee believed room for improvement existed. The Compensation Committee did not award a discretionary bonus to Mr. Tolbert.

As noted above, in determining the annual cash bonus for 2008, the Committee took into account an extraordinary, unusual and infrequently occurring event in determining whether or not the company-wide and specific performance components were met.

Annual Cash Bonus Awards for Mr. Blankenship

The threshold, targeted and maximum annual bonus award amounts and actual payout amounts for Mr. Blankenship for fiscal year 2008 were as follows:

	Threshold Bonus	Targeted Bonus	Maximum Bonus	Actual 2008 Payout
Don L. Blankenship	$450,000	$900,000	$2,250,000	$1,225,440

Under the 2008-2009 Letter Agreement, Mr. Blankenship potentially could have received an annual cash bonus award (referred to as his incentive bonus award) with a target amount of $900,000 if all target performance measures were met. The threshold level of performance for all components would pay out one half of the target amount and the maximum level of performance for all components would pay out 2.5 times the target amount.

The 2008 incentive bonus award for Mr. Blankenship was based 75% on business performance criteria and 25% on strategic objective criteria.

The Compensation Committee established seven business performance criteria that comprised the 75% business performance criteria portion of the incentive bonus award for Mr. Blankenship:  (i) EBIT, (ii) produced tons, (iii) productivity of continuous miners in terms of feet per shift, (iv) productivity of longwall operations in terms of feet of retreat per longwall per day, (v) surface mining productivity in terms of tons per manhour, (vi) environmental violation reductions, and (vii) non-fatal days lost (calculated as the number of employee work-related accidents times 200,000 hours, divided by the total employee hours worked). The specific business performance criteria followed by the percentage of the overall incentive bonus award it constituted are contained in the table below:

					Longwall Miner	Surface
				Continuous	Productivity	Mining	Environmental
				Miner	(Feet of	Productivity	Violations	NFDL Rate (a)
			Produced	Productivity	Retreat/	(Tons/	(Percent	(Percent
		EBIT	Tons	(Feet/Shift)	Longwall Day)	Manhour)	Reduction)	Reducton)
Name		(20%)	(20%)	(5%)	(5%)	(5%)	(10%)	(10%)

Don L. Blankenship	Threshold	$190 MM	40 MM	247	22.0	5.08	2%	0%

	Target	200 MM	41 MM	250	26.0	5.13	8%	1%

	Maximum	230 MM	42 MM	259	31.0	5.18	10%	2%
___________________
(a)	Non-fatal days lost (NFDL) is calculated as the number of employee work-related accidents times 200,000 hours, divided by the total employee hours worked.

The actual results achieved for Mr. Blankenship’s business performance criteria were:  (i) $383 million for EBIT, as adjusted, (ii) 40.97 million for produced tons, (iii) 215 for productivity of continuous miners in terms of feet per shift, (iv) 21.6 for productivity of longwall operations in terms of feet of retreat per longwall per day, (v) a 4.68 ton per manhour increase for surface mining productivity, (vii) 14.06% environmental violation reductions and (vii) 1.94 (a 5.6% reduction) for non-fatal days lost. The business performance criteria for EBIT, environmental reductions and non-fatal days lost reductions exceeded the maximum amounts. The produced tons criteria was slightly below the target. The productivity of continuous miners in terms of feet per shift, the productivity of longwall operations in terms of feet of retreat per longwall per day, and the surface mine productivity in terms of tons per manhour threshold amounts were not met.

The Compensation Committee also established the following three strategic objective criteria that comprised the 25% strategic objective criteria portion of the incentive bonus award for Mr. Blankenship: (i) successorship, (ii) retention, and (iii) diversity in membership. The specific strategic objective criteria followed by the percentage of the overall incentive bonus award it constituted are contained in the table below:

				Diversity in
				Membership
Name		Successorship	Retention	SG&A	Other
		(5%)	(15%)	(5%)

Don L. Blankenship	Threshold	Identify 2 Successors	Voluntary Quits 16%	41%	1.00%

	Target	Identify 2 Successors	Voluntary Quits 14%	45%	1.50%
		and have a Plan

	Maximum	Identify 3 Successors	Voluntary Quits 12%	48%	2.25%
		and have a Plan

The actual results achieved for Mr. Blankenship’s strategic objective criteria were (i) identify three successors and have a plan, (ii) voluntary quits at 17.2% for retention, and (iii) 40% and 1.8% for diversity in membership for selling, general and administrative (SG&A) and Other employees, respectively. The strategic objective criterion for diversity in membership for Other employees was between the target and maximum amount. The strategic objective criterion for successorship was at the maximum amount, and the strategic objective criteria for voluntary quits and diversity in membership for SG&A did not meet the threshold amounts.

Based upon the actual results of the business performance criteria and the strategic objective criteria, the Compensation Committee awarded Mr. Blankenship $1,225,440 for his 2008 incentive bonus award.

Annual Cash Bonus Award for Mr. Phillips

The threshold, targeted and maximum annual bonus award amounts and actual payout amounts for Mr. Phillips for fiscal year 2008 were as follows:

	Threshold Bonus	Targeted Bonus	Maximum Bonus	Actual 2008 Payout
Baxter F. Phillips, Jr.	$162,500	$325,000	$650,000	$568,750

The 2008 annual cash bonus award for Mr. Phillips was based 50% on specific performance measurements, 25% on our EBIT for fiscal year 2008 and 25% on the discretion of the Compensation Committee.

The Compensation Committee established two specific performance measures for Mr. Phillips:  (i) average per ton realization and (ii) general and administrative cost reduction per ton (excluding stock price effects). The specific performance measurements applicable to Mr. Phillips’ annual cash bonus awards are contained in the table below. Each of Mr. Phillips’ specific performance measurements constituted one half of the specific performance component of his targeted annual cash bonus award.

			General and
		Average Per Ton	Administrative Cost
Name		Realization	Reduction Per Ton
		(50%)	(50%)

Baxter F. Phillips, Jr.	Threshold	$53.15	0%

	Target	54.15	1%

	Maximum	55.00	2%

The actual results achieved for Mr. Phillips’ specific performance measurements were (i) $62.49 for average per ton realization and (ii) 1% reduction in general and administrative costs per ton (excluding stock price effects). The average per ton realization exceeded the maximum amount and the general and administrative cost reduction met the target amount.

The actual level of EBIT achieved for fiscal year 2008 was $383 million, as adjusted, which exceeded the maximum amount.

The Compensation Committee, upon management’s recommendation, awarded Mr. Phillips 100% of the maximum discretionary amount of the target cash bonus based upon Mr. Phillips’ individual performance in 2008.

Annual Cash Bonus Award for Mr. Adkins

The threshold, targeted and maximum annual bonus award amounts and actual payout amounts for Mr. Adkins for fiscal year 2008 were as follows:

	Threshold Bonus	Targeted Bonus	Maximum Bonus	Actual 2008 Payout
J. Christopher Adkins	$162,500	$325,000	$650,000	$455,000

The 2008 annual cash bonus award for Mr. Adkins was based 50% on specific performance measurements, 25% on our EBIT for fiscal year 2008 and 25% on the discretion of the Compensation Committee.

The Compensation Committee established five specific performance measures for Mr. Adkins: (i) non-fatal days lost (calculated as the number of employee work-related accidents times 200,000 hours, divided by the total employee hours worked) percentage reduction from 2007, (ii) number of underground unit shifts, (iii) management of cash cost per ton, (iv) productivity of continuous miners in terms of feet per shift, and (v) productivity of longwall operations in terms of feet of retreat per longwall per day. The specific performance measurements applicable to Mr. Adkins’ annual cash bonus awards are contained in the table below. Each of Mr. Adkins’ specific performance measurements constituted one fifth of the specific performance component of his targeted annual cash bonus award.

						Longwall Miner
		NFDL Rate (a)	Number of	Management	Continuous Miner	Productivity
		(Percent	Underground	of Cash Cost	Productivity	(Feet of Retreat/
Name		Reduction)	Unit Shifts	Per Ton	(Feet/Shift)	Longwall Day)
		(20%)	(20%)	(20%)	(20%)	(20%)

J. Christopher Adkins	Threshold	0%	25,584	$44.44	247	22.0

	Target	1%	26,084	$43.44	250	26.0

	Maximum	2%	26,584	$42.94	259	31.0
___________________
(a)	Non-fatal days lost (NFDL) is calculated as the number of employee work-related accidents times 200,000 hours, divided by the total employee hours worked.

The actual results achieved for Mr. Adkins’ specific performance measurements were (i) 5.36% reduction from 2007 for non-fatal days lost, (ii) 30,141 for number of underground unit shifts, (iii) $48.53 for cash cost per ton, (iv) 215 feet per shift for productivity of continuous miners, and (v) 21.59 feet of retreat per longwall per day for productivity of longwall operations. The specific performance measure for non-fatal days lost and number of underground shifts exceeded the maximum amounts. The specific performance measures for management of cash cost per ton, productivity of continuous miners in terms of feet per shift, and productivity for longwall operations in terms of feet of retreat per longwall per day were not met.

The actual level of EBIT achieved for fiscal year 2008 was $383 million, as adjusted, which exceeded the maximum amount.

The Compensation Committee, upon management’s recommendation, awarded Mr. Adkins 100% of the maximum discretionary amount of the target cash bonus based upon Mr. Adkins’ individual performance in 2008.

Annual Cash Bonus Award for Mr. Snelling

The threshold, targeted and maximum annual bonus award amounts and actual payout amounts for Mr. Snelling for fiscal year 2008 were as follows:

	Threshold Bonus	Targeted Bonus	Maximum Bonus	Actual 2008 Payout
Michael K. Snelling	$105,00	$210,000	$420,000	$287,500

The 2008 annual cash bonus award for Mr. Snelling was based 50% on specific performance measurements, 25% on our EBIT for fiscal year 2008 and 25% on the discretion of the Compensation Committee.

The Compensation Committee established four specific performance measures for Mr. Snelling: (i) non-fatal days lost (calculated as the number of employee work-related accidents times 200,000 hours, divided by the total employee hours worked) percentage reduction from 2007, (ii) surface tons released, (iii) surface mining productivity in terms of tons per manhour, and (iv) surface ratio. The specific performance measurement applicable to Mr. Snelling’s annual cash bonus awards are contained in the table below. Mr. Snelling’s non-fatal days lost, produced tons, surface miner productivity and surface ratio specific performance measurements each constituted twenty-five percent of the specific performance component of his targeted annual cash bonus award.

		NFDL Rate (a)	Produced Tons	Surface Mining	Surface
		(Percent	(Surface tons	Productivity	Ratio
Name		Reduction)	Released)	(Tons/Manhour)
		(25%)	(25%)	(25%)	(25%)

Michael K. Snelling	Threshold	0%	17.9 MM	5.08	15.58

	Target	1%	18.8 MM	5.13	15.43

	Maximum	2%	19.3 MM	5.18	15.28
___________________
(a)	Non-fatal days lost (NFDL) is calculated as the number of employee work-related accidents times 200,000 hours, divided by the total employee hours worked.

    The actual results achieved for Mr. Snelling’s specific performance measurements were (i) 5.36% reduction from 2007 for non-fatal days lost, (ii) 19.31 million surface tons released, (iii) a 4.68 ton per manhour increase for surface mining productivity, and (iv) 15.13 surface ratio (yards of material removed: one ton of produced coal). The specific performance measures for non-fatal days lost, surface tons released, and surface ratio exceeded the maximum amounts. The specific performance measure for surface mine productivity in terms of tons per manhour did not meet the threshold amount.

    The actual level of EBIT achieved for fiscal year 2008 was $383 million, as adjusted, which exceeded the maximum amount.

    The Compensation Committee, upon management’s recommendation, awarded Mr. Snelling 24% of the maximum discretionary amount of the target cash bonus based upon Mr. Snelling’s individual performance in 2008.

Annual Cash Bonus Award for Mr. Tolbert

    The threshold, targeted and maximum annual bonus award amounts and actual payout amounts for Mr. Tolbert for fiscal year 2008 were as follows:

	Threshold Bonus	Targeted Bonus	Maximum Bonus	Actual 2008 Payout
Eric B. Tolbert	$35,000	$70,000	$140,000	$105,000

    The 2008 annual cash bonus award for Mr. Tolbert was based 50% on specific performance measurements, 25% on our EBIT for fiscal year 2008 and 25% on the discretion of the Compensation Committee.

    The Compensation Committee established two specific performance measures for Mr. Tolbert: (i) earnings after tax, and (ii) management of liquidity. The specific performance measurements applicable to Mr. Tolbert’s annual cash bonus awards are contained in the table below. Each of Mr. Tolbert’s specific performance measurements constituted one half of the specific performance component of his targeted annual cash bonus award.

Earnings
		After Tax	Liquidity
Name		(50%)	(50%)

Eric B. Tolbert	Threshold	$62.7 MM	$345 MM

	Target	103.7 MM	385 MM

	Maximum	136.5 MM	400 MM

    The actual results achieved for Mr. Tolbert’s specific performance measurements were (i) $244 million for earnings after tax and (ii) $722 million for management of liquidity (excluding the 2008 Wheeling-Pittsburgh legal payment described above). The specific performance measure for earnings after tax and management of liquidity exceeded the maximum amounts.

    The actual level of EBIT achieved for fiscal year 2008 was $383 million, as adjusted, which exceeded the maximum amount.

    Mr. Tolbert did not receive a discretionary cash bonus for 2008.

Long-Term Incentive Program.

We believe it is important to provide our named executive officers with additional forms of compensation that are longer-term in nature to promote retention, to incentivize sustainable growth and long-term value creation, and to further align the interests of our named executive officers with those of our stockholders. Our long-term incentive program (the LTIP) is a means we use to achieve these ends.

At the request of the Compensation Committee, management recommends to the Compensation Committee a value of targeted compensation for each LTIP level. In addition, at the request of the Compensation Committee, management conducts an annual review of the participation level assigned to each of our named executive officers in the previous year’s LTIP, if applicable, and recommends that each named executive officer be placed in one of several levels, each corresponding to a certain level of targeted long-term compensation. This process is undertaken for each of our named executive officers with the exception of Mr. Blankenship whose long-term incentive compensation was negotiated as part of the 2008-2009 Letter Agreement.

The particular and distinct purpose of long-term incentive awards is to provide our named executive officers with additional forms of compensation that are longer term in nature to promote retention, to incentivize sustainable growth and long-term value creation, and to further align the interests of our named executive officers with those of our stockholders. The components of the LTIP awards consist of:

•	a long-term cash incentive award,

•	a restricted stock award,

•	a restricted unit award, and

•	a non-qualified stock option award.

The long-term cash incentive award is the cornerstone of the LTIP and is a component of every LTIP award. The long-term cash incentive award is designed similarly to the annual cash bonus award, except that it takes into account multi-year performance and requires that the named executive officer remain employed over this time-period. The Compensation Committee believes that a cash award is an appropriate component of the LTIP, providing incentive to earn additional cash if certain performance metrics are met. The restricted stock awards and restricted unit awards are utilized by the Compensation Committee because it believes that these awards further align a participant’s interests with that of our stockholders, incentivizing participants to improve stock price performance over a multi-year period. The restricted unit award is used to help offset the taxes payable by a participant on the restricted stock award that vests on the same date, so that the participant is not forced to sell the vested Common Stock in order to pay the taxes that are due upon vesting. The Compensation Committee believes that as a result, a participant is more likely to hold onto Common Stock, further aligning the participant’s interests with that of our other stockholders over the long term. The non-qualified stock option award is used to provide additional compensation when the price of Common Stock goes up over time. In this manner, a participant only benefits if the stock price increases from the date of the grant. The Compensation Committee believes that the non-qualified stock option awards also aligns a participant’s interest with the long-term interests of our stockholders but without providing value if there is no appreciation in the stock price.

With respect to the breakdown of the various components of the LTIP awards, for each of the named executive officers except Mr. Blankenship, whose 2008 LTIP was negotiated as part of the 2008-2009 Letter Agreement, the Compensation Committee assigned 25% of the total targeted 2008 LTIP award to the cash incentive award, 50% to the restricted stock and unit grant, and 25% to the non-qualified stock option grant. The Compensation Committee believed that based upon the function served by each component of the LTIP award as discussed above, this was an appropriate allocation of the total targeted 2008 LTIP award among the various components.

With the exception of significant promotions and new hires, LTIP awards are generally made at the quarterly Compensation Committee meeting occurring in November of each year. The 2008 LTIP awards were granted in November 2007. The LTIP awards are set in November each year to take into account the completion of management and the Board of Directors’ annual strategic review and update of our internal multi-year performance forecast. In addition, this timing enables the Compensation Committee to consider our company-wide performance and each of our named executive officer’s specific performance through the third quarter of the current year and our expectations for the next multi-year period. The LTIP awards are typically made in November, several weeks following the public release of our third-quarter earnings. In addition, the Compensation Committee’s schedule is determined several months in advance and the proximity of any awards to market events is coincidental.

The long-term cash incentive component of the LTIP award is a component of every LTIP participant level. The long-term cash incentive award requires a named executive officer to remain employed during the performance period, typically three years. The features of the long-term cash incentive award are similar to the Annual Incentive Program, except that it is intended to reward performance over a multi-year period. A target level of company-wide performance is determined by the Compensation Committee after taking into account the recommendations of management. A named executive officer may earn a portion of targeted pay if at least a threshold level of company-wide performance is met and may earn more than targeted pay if company-wide performance exceeds a target level. In this manner, the Compensation Committee believes our named executive officers are incentivized to exceed a targeted level of company-wide performance and are not disincentivized if it becomes apparent during the measuring period that a targeted level of company-wide performance can no longer be met, but the threshold level is still achievable.

The performance period of the long-term cash incentive award component of the 2008 LTIP award covers fiscal years 2008 through 2010. The company-wide performance criteria selected for the long-term cash incentive component of the 2008 LTIP award applicable to our named executive officers is cumulative earnings before taxes, which we refer to as EBT. EBT is selected because it is a measurement that management uses to evaluate our ability and success at generating earnings. The threshold, target, and maximum levels of EBT performance that are set by the Compensation Committee are based on percentages of our internal multi-year budget forecast for the 2008-2010 performance period, which is material non-public information that is highly sensitive and not shared with the public.

As with the annual cash bonus awards, the LTIP awards follow our ‘pay for performance’ philosophy. The Compensation Committee believes that the LTIP program causes our executives to focus on overall, long-term generation of earnings that in turn is expected to strengthen financial performance and increase stockholder return.

In November 2007, the Compensation Committee set the threshold level of EBT performance based on a level of performance that was believed to be achievable, the target level of EBT performance based on a level of performance that was believed to be aggressive, but obtainable, and the maximum level of EBT performance based on a level of performance that was believed to be realizable upon the actualization of exceptional performance. The Compensation Committee recognizes that the likelihood of achievement of threshold, target or maximum levels of EBT performance is unpredictable and may differ from year to year, and believes that the payout should be appropriate for the performance achieved. A named executive officer will not receive the long-term cash incentive component of the 2008 LTIP award if the threshold level of EBT is not met; will receive one half of the targeted amount if the threshold level of EBT is met; and will receive two times the targeted amount if the maximum level of EBT is met. If actual performance falls between the threshold and target levels of EBT or between the target and maximum levels of EBT, the long-term cash bonus earned will be prorated between the levels in proportion to the amount of additional EBT achieved between the levels.

The earn-out of the long-term cash incentive component of the LTIP award for our named executive officers is confirmed by our Chief Financial Officer and the Chairman of the Compensation Committee and approved by the Compensation Committee. The Compensation Committee may take into account extraordinary, unusual or infrequently occurring events and transactions to adjust the performance goals used to determine if the company-wide performance component and the specific performance components are met. For example, the Compensation Committee may take into account effects of items that were not foreseen or contemplated when the performance goals were set, such as mergers, corporate restructurings, stock splits, litigation charges or other exceptional, one-time or non-recurring events by backing out the impact of such events on the performance goals being measured. The cash incentive component of the LTIP award, if earned, is typically paid on or around March 15th of the year following the relevant performance period. In order to receive the award, a named executive officer must be employed during the performance period, but not necessarily on the date we pay the cash incentive component of the LTIP award.

It is the intent of the Compensation Committee that the long-term cash incentive award component of the LTIP qualify for performance-based compensation treatment under Section 162(m) of the Code.

The long-term cash incentive component of the LTIP awards for all the named executive officers for the 2006-2008 period were based on the achievement of certain levels of EBT. The EBT Levels for the 2006-2008 performance period applicable to all of our named executive officers that were paid out in 2009 (the 2006 LTIP) were as follows:

	Threshold Level	Target Level	Maximum Level	2006-2008 Actual, as adjusted
EBT	$312.7MM	$781.8MM	$1,250.8MM	$536.8MM

The level of EBT achieved by Massey during 2006-2008 of $536.8MM, as adjusted fell between the threshold and target levels. The named executed officers were provided a 2006 LTIP award that corresponded to the amount of EBT achieved over the threshold amount. In determining the long-term cash incentive component of the LTIP awards, the Compensation Committee has the discretion to take into account any extraordinary, unusual or infrequently occurring events and transactions in determining whether or not or to what degree the company-wide and specific performance components were met. In accordance with this authority, the Compensation Committee considered it appropriate to adjust EBT to take into account two items that were extraordinary and unusual and were not contemplated when the performance levels were set.

The two items were the subsequent increase in interest expense incurred during 2006 through 2008 of approximately $51.9 million resulting from a corporate debt restructuring that took place in December 2005, as more fully described in Note 6 to the Notes to Consolidated Financial Statements in our Form 10-K filed with the SEC on March 1, 2007, and the satisfaction of the final judgment entered in the Wheeling-Pittsburgh litigation against us in the amount of $250 million and paid out on December 4, 2008, as more fully described in Note 18 to the Notes to Consolidated Financial Statements in our Form 10-K filed with the SEC on March 2, 2009. The 2006 LTIP amounts paid to the named executive officers for performance during 2006-2008 were as follows: Mr. Blankenship - $221,642, Mr. Phillips - $104,664, Mr. Adkins - $104,664, Mr. Snelling - $61,567, and Mr. Tolbert - $49,254.

The restricted stock and restricted unit components of the LTIP award are forms of equity-based compensation provided to certain LTIP participants, including our named executive officers. The restricted stock and restricted unit components of the LTIP award are service-based and typically vest in equal portions on an annual basis over a three- or four-year vesting period. The value of the restricted stock and restricted unit components of the LTIP award will correspond to increases or decreases in our stock price. We believe that these awards better align a participant’s interests with that of our stockholders, incentivizing participants to improve stock price performance.

As each portion of the restricted stock component of the LTIP award vests, the restrictions placed on the vested portion lapse and the Common Stock becomes freely tradable by the participant, subject to our trading window policy and state and federal securities laws. As each portion of the restricted unit component of the LTIP award vests, the participant receives a cash payment equal to the closing price value of an equal number of shares of Common Stock on the date of such vesting, or in the event that the stock market is closed on the date of such vesting, the closing price of Common Stock on the immediately preceding trading day. As previously indicated, the purpose of the restricted unit component of the LTIP award is to help offset the taxes payable by the participant on the restricted stock component of the LTIP award that vests on the same date, so that the participant is not forced to sell the vested Common Stock in order to pay the taxes that are due upon vesting. We believe that as a result, a participant is more likely to hold Common Stock, further aligning the participant’s interests with that of our other stockholders over the long-term.

Service-based restricted stock and restricted unit awards do not qualify for performance-based compensation treatment under Section 162(m) of the Code.

The non-qualified stock option component of the LTIP award is another form of equity-based compensation provided to certain LTIP participants, including our named executive officers. Prior to 2006, stock options provided companies with favorable accounting treatment as compared to restricted stock and restricted units. In 2006, the accounting treatment for stock options changed as a result of Statement of Financial Accounting Standards No. 123(R), making the accounting treatment of stock options no more attractive than the treatment of restricted stock and restricted units.  Nevertheless, we believe granting stock options to our named executive officers is beneficial because it places additional emphasis on the importance of improving stock price performance within a specific time horizon.

The non-qualified stock option component of the LTIP award is a service-based award that typically vests in equal portions on an annual basis over a three- or four-year period. After vesting, a participant must exercise his stock options within ten years from the grant date. The value of the stock option to a participant is the difference between the closing stock price on the date of grant and the market price on the date of exercise. In order for a participant to receive value from a stock option award, the market value of the underlying Common Stock must appreciate before the expiration of the stock options, otherwise the option is forfeited. Restricted stock and restricted units, on the other hand, retain value even if the stock price falls below the stock price on the date of grant.

Prior to Fall 2006, we set the grant-date price of the stock option component of the LTIP award based on the average of the high and low market price of our Common Stock on the grant date. We believe that average price valuation is common practice and offers no inherent pricing advantage to a named executive officer or us. Beginning in Fall 2006, however, we changed the method of setting the grant-date price of future stock option awards to be the closing market price of our Common Stock on the date of grant, or in the event the NYSE is closed on such date, the immediately preceding trading day.

Stock options granted at fair market value, as these are, automatically qualify for performance-based compensation treatment under Section 162(m) of the Code.

The proportion of value that any one component comprises of a participant’s LTIP award is dependent upon the level in which the participant is placed. In November 2007, the Compensation Committee awarded the 2008 LTIP awards to our named executive officers comprised of stock options (representing 25% of the total value of the awards), restricted stock and restricted units (representing 50% of the total value of the awards), and a target long-term cash incentive award (representing 25% of the total value of the awards). At the request of Mr. Phillips, the Compensation Committee awarded additional restricted stock and units to Mr. Phillips in lieu of a long-term cash award so that the value of his restricted stock and unit award constituted 75% of the value of his LTIP award and the value of his stock option award constituted 25%.

Approximately 300 employees, including all of our named executive officers, participated in the 2008 LTIP. Although Mr. Blankenship is a participant in the LTIP, his LTIP awards are set by the Compensation Committee without recommendation from management. Consequently, the proportions that each component of Mr. Blankenship’s 2008 LTIP award make up of the targeted total value of his 2008 LTIP award are determined by the Compensation Committee and are reflected in the 2008-2009 Letter Agreement.

The total targeted 2008 LTIP amount for each of the named executive officers is as follows: Mr. Blankenship - $1,244,870, Mr. Phillips - $500,000, Mr. Adkins - $500,000, Mr. Snelling - $300,000, and Mr. Tolbert - $250,000. The value of Mr. Blankenship’s 2008 LTIP was negotiated as a part of the 2008-2009 Letter Agreement. The Compensation Committee determined the total targeted 2008 LTIP amount each of the named executive officers should receive based upon a variety of factors, including management responsibilities, past accomplishments, expected contributions, experience, expertise, tenure and marketability. In particular, the Compensation Committee considered the named executive officer’s 2008 performance as described under “Annual Incentive Program” above. The Compensation Committee also considered the expected contributions of these officers to the accomplishment of our short-term and long-term objectives which are reflected in the targets set for both the annual cash bonus awards and the long-term cash incentive award. In addition, in establishing the LTIP amounts for each of these named executive officers, the Compensation Committee also factored in the extremely competitive environment for executive talent in which Massey competes. Although the Compensation Committee considered all of the foregoing factors, it did not assign a particular weight to each factor. The Compensation Committee set the total targeted 2008 LTIP award amounts for each named executive officer based upon what it believed to be reasonable and appropriate in light of the foregoing assessment and as well as to ensure it was adequate to provide reasonable and appropriate incentives to motivate and retain the individual, and based upon the Compensation Committee’s knowledge and experience of the industry and Massey.

The aggregate targeted values of the various components of the 2008 LTIP awards made to our named executive officers are as follows:
Name	Total Targeted 2008 LTIP Award (a)

Don L. Blankenship	$ 1,244,870

Baxter F. Phillips, Jr.	500,000

J. Christopher Adkins	500,000

Michael K. Snelling	300,000

Eric B. Tolbert	250,000
___________________
(a)
These amounts are based upon the target value of the long-term incentive cash award, the restricted stock and restricted unit value on the date of the grant and the Black-Scholes value of the stock options on the date of grant.

The various components of the 2008 LTIP awards made to our named executive officers are as follows:

	2008 LTIP Grants
	Cash	Restricted	Restricted	Stock and	Stock	Black-Sholes
	Target	Stock	Units	Unit Value (a)	Options	Value (a)
	($)	(#)	(#)	($)	(#)	($)

Don L. Blankenship	$300,000	12,700	7,300	$604,800	50,000	$340,070

Baxter F. Phillips, Jr.(b)	-	7,899	5,050	375,000	10,204	125,000

J. Christopher Adkins	125,000	5,266	3,367	250,000	10,204	125,000

Michael K. Snelling	75,000	3,160	2,020	150,000	6,122	75,000

Eric B. Tolbert	62,500	2,633	1,683	125,000	5,102	62,500
___________________
(a)	The stock and unit value are based on the value on the date of grant and the Black-Scholes value is based on the value of the stock options on the date of grant.
(b)	Mr. Phillips elected to receive the value of his cash target award in additional shares of restricted stock and units.

One third of each grant of restricted stock, restricted units and stock options vests annually on the anniversary of the date of the grant. Pursuant to the 2008-2009 Letter Agreement, Mr. Blankenship’s options must be exercised in the first twenty days exercise is permissible pursuant to our trading window policy and applicable securities laws following their vesting, otherwise such options will be automatically forfeited.

Retention Awards

In Spring 2006, market conditions created an atmosphere of tremendous competition for our key operational officers. After a thorough review of this issue by the Compensation Committee, the Board of Directors approved the recommendation made by the Compensation Committee to provide additional compensation incentives to Messrs. Adkins, and Snelling. As a result, Messrs. Adkins, and Snelling each received retention cash awards of $150,000 payable on each of January 1, 2007, January 1, 2008 and January 1, 2009, so long as he has been continuously employed by us through such date. In addition, Messrs. Adkins, and Snelling were each granted 6,000 shares of restricted stock and 3,780 restricted units. One third of each grant to Mr. Adkins vested on May 16, 2007 and May 16, 2008, and the remaining third of each grant to Mr. Adkins will vest on May 16, 2009. One third of each grant to Mr. Snelling vested on May 25, 2007 and May 25, 2008, and the remaining third of each grant to Mr. Snelling will vest on May 25, 2009.

Deferred Compensation Program

In an effort to attract and retain those employees whose judgment, abilities and experience will contribute to our continued progress, we maintain two deferred compensation programs to permit eligible employees, including our named executive officers, to defer a portion of his or her salary, bonus and incentive awards, and to provide a benefit for such employees whose benefits under our 401(k) Plan are limited by the federal tax laws. Our program allows a named executive officer to defer all or a portion of his or her salary, bonus and/or incentive award, enabling him or her to defer paying income taxes on that money until such named executive officer receives a distribution from the program. The program also provides a benefit for participants whose 401(k) contributions and our matching contributions are limited due to annual maximum contribution amounts set by the federal tax laws. Matching contributions made by us under the program generally are made at the same deferral rate as those made to the 401(k) Plan, up to a combined 10% of total eligible compensation (including deferrals into the 401(k) Plan) and subject to the limits imposed by the Code. The program is described in further detail under “Nonqualified Deferred Compensation” on page 59 of this Proxy Statement.

Retirement Benefits

We maintain a defined benefit pension plan, known as the Massey Energy Retirement Plan (the MERP). Each of our named executive officers participates in the MERP. To the extent benefits payable at retirement exceed amounts that may be payable under applicable provisions of the Code, the benefits will be paid under our supplemental executive retirement plan (the SERP). The SERP is a form of a non-qualified pension plan that provides eligible individuals the difference between (i) the benefits they would actually accrue under the MERP but for the maximum benefit limitations and (ii) the limitation on compensation pursuant to the Code that may be recognized under the MERP. The SERP recognizes compensation including those amounts of deferred compensation credited under our deferred compensation programs. With respect to the timing and form of payment of benefits under the SERP, participants were required to make one of the following two elections (i) payments begin the later of age 55 or separation of service or (ii) payments begin the later of age 62 or separation of service. Additional details regarding the MERP and SERP are described in further detail under Retirement Benefits on page 58 of this Proxy Statement.

Supplemental Life Insurance Benefit

Fluor Corporation, our predecessor company, provided specified supplemental life insurance benefits to a select group of its management and highly paid executives through a supplemental benefit plan. The purpose of the supplemental life insurance plan is to provide certain named executive officers with a benefit in the form of life insurance and deferred compensation as part of their targeted overall compensation. Mr. Blankenship participates in this plan. This supplemental life insurance benefit for Mr. Blankenship is further described under “Agreements with Named Executive Officers – Supplemental Life Insurance Agreements” on page 48 of this Proxy Statement.

Change in Control and Severance Benefits

Our named executive officers are eligible for benefits and payments if there is a change in control and employment terminates or is constructively terminated or if employment terminates due to position elimination, as described under “Potential Payments Upon Termination or Change in Control” on page 60 of this Proxy Statement. The purpose of these change in control protections is to retain certain members of management in the face of uncertainty surrounding a potential or actual change in control, by providing a participant with an attractive benefit that would be due and payable to the participant only in the event he continued to work during such uncertainty and subsequently found himself terminated or constructively terminated as a result of a change in control. While we do not believe that a change of control alone is sufficient to trigger a benefit, we do believe providing a participant with a benefit in the event he is terminated or constructively terminated as a result of a change in control is appropriate because it allows our senior management to focus on running our company to maximize stockholder value and mitigate the necessity for management’s attention to be diverted toward finding new employment in the event a change of control occurs. We believe that by providing this potential benefit, we are able to better retain and attract named executive officers and incentivize them to continue in their efforts to contribute to our overall performance in the face of uncertainty.

In addition, we believe that we should provide reasonable severance benefits to employees in the event their positions are eliminated. With respect to our named executive officers, these severance benefits should reflect the fact that it may be difficult for executives to find comparable employment within a short period of time. The terms of the severance agreements we have entered into with our named executive officers are further described under “Potential Payments Upon Termination or Change in Control” on page 60 of this Proxy Statement.

2008-2009 Letter Agreement with Don L. Blankenship

In November 2007, we entered into a two-year letter agreement with Mr. Blankenship to continue his employment through 2009 (the 2008-2009 Letter Agreement). The 2008-2009 Letter Agreement was revised in December, 2008 to ensure compliance with the requirements of Section 409A of the Code. The 2008-2009 Letter Agreement replaced the one-year letter agreement with Mr. Blankenship to continue his employment through 2007 (the 2007 Letter Agreement) (which replaced the previous one-year letter agreement with Mr. Blankenship to continue his employment through 2006). The terms of the 2008-2009 Letter Agreement are described under “Agreements with Named Executive Officers – 2008-2009 Letter Agreement with Don L. Blankenship” on page 42 of this Proxy Statement.

PM&P advised the Compensation Committee with respect to the terms of the 2007 Letter Agreement. At the request of the Compensation Committee, PM&P provided the Compensation Committee with a review of the actual total compensation of chief executive officers of several groups of companies. The groups consisted of: (i) the following comparator companies: Allegheny Technologies Incorporated, Alliance Resource Partners L.P., AmeriGas Partners, L.P., Arch Coal, Inc., Carpenter Technology Corporation, Cliffs Natural Resources Inc., CONSOL Energy Inc., Foundation Coal Holdings, Inc., Freeport-McMoran Copper & Gold Inc., Kaiser Aluminum Corporation, Nucor Corporation, Overseas Shipholding Group, Inc., Peabody Energy Corporation, and Quanex Corporation, (ii) approximately 133 publicly-held companies with similar revenues, and (iii) the top 200 publicly-held companies in the United States (based on revenues). In an effort to provide Mr. Blankenship with a target overall compensation that would incentivize him to continue serving us while at the same time to further align his compensation with company-wide performance, the Compensation Committee determined to tie a significant portion of his compensation package to various company-wide performance measures. The Compensation Committee used the structure of the 2007 Letter Agreement as the basis for negotiating the terms of the 2008-2009 Letter Agreement with Mr. Blankenship.

The Compensation Committee negotiated the material terms and conditions of the 2008-2009 Letter Agreement taking into account a variety of factors and considerations:

•	the desire to retain Mr. Blankenship’s services based on his proven leadership,

•	Mr. Blankenship’s past accomplishments at Massey,

•	Mr. Blankenship’s vision and plan for our future prospects,

•	Mr. Blankenship’s vast knowledge and understanding of coal mining in Central Appalachia,

•	Mr. Blankenship’s wealth of experience,

•	the competitive environment for Mr. Blankenship’s services,

•	the past agreements Mr. Blankenship negotiated with our predecessor, and

•	the Compensation Committee’s belief that Mr. Blankenship is uniquely qualified and positioned to successfully address the current challenges and opportunities facing us at the present time.

The Compensation Committee believes that these factors and others strongly favored retaining Mr. Blankenship’s services and would inure to the ultimate benefit of the stockholders.

PM&P estimated the value of the targeted overall compensation reflected in the 2007 Letter Agreement to be approximately $12.2 million, assuming a $25 share price and targeted levels of performance were achieved. PM&P advised the Compensation Committee that a significant amount of Mr. Blankenship’s 2007 compensation was at-risk because it was based upon future performance objectives.

Taking the foregoing and such other information as the Compensation Committee deemed appropriate into consideration, the Compensation Committee entered into the 2008-2009 Letter Agreement, believing the targeted overall compensation to be an adequate reflection of Mr. Blankenship’s value to us and to be significantly based upon achieving company-wide performance results.

The value Mr. Blankenship actualized under the terms of the 2008-2009 Agreement in light of Massey’s performance was the following:

Base Salary	Incentive Award	LTIP Value at Date of Grant (a)	Performance Based Stock Unit Award (b)	Performance Based Incentive Unit Award (c)	Additional Stock Option Award (d)	Retention Cash Award	Split Dollar Life Insurance Policy Premiums

$1,000,000	$1,225,440	$1,244,870	$2,058,585	$2,516,780	$1,360,280	$300,000	$13,500
___________________
(a)
This amount represents the grant date fair market value of the 2008 LTIP awards ($300,000 cash target award, 50,000 stock options, 12,700 restricted shares and 7,300 restricted units). The 50,000 stock options vest annually in one third increments and must be exercised in the first twenty days exercise is permissible pursuant to our trading window policy and applicable securities laws, otherwise they are forfeited.

(b)
Of the 190,000 units awarded, 149,281 units were earned based upon meeting certain levels of performance as set forth pursuant to the 2008-2009 Letter Agreement. The value of this award was calculated by multiplying the number of units earned by the closing price Massey stock on December 31, 2008 which was $13.79.

(c)
Of the 290,000 units awarded, 182,508 units were earned based upon meeting certain levels of performance as set forth pursuant to the 2008-2009 Letter Agreement. The value of this award was calculated by multiplying the number of units earned by the closing price of Massey stock on December 31, 2008 which was $13.79.

(d)
The amount represents the grant date fair market value of the Additional Stock Option Award of 200,000 options. The 200,000 stock options vested on December 30, 2008 and must be exercised in the first twenty days exercise is permissible pursuant to our trading window policy and applicable securities laws, otherwise they are forfeited.

Special Successor Development and Retention Program

Mr. Blankenship also receives benefits under the Special Successor Development and Retention Program, an agreement entered into in October 1998 between Fluor Corporation and Mr. Blankenship. The Special Successor Development and Retention Program is described under “Agreements with Named Executive Officers – Special Successor Development and Retention Program with Don L. Blankenship” on page 44 of this Proxy Statement.

Employment and Change in Control Agreement with Baxter F. Phillips, Jr.

           In the Fall of 2005, Mr. Phillips received an attractive offer from a mining company with whom we compete. In an effort to retain Mr. Phillips’ knowledge, experience and expertise and in recognition of the fact that Mr. Phillips has made, and is expected to continue to make, major contributions to our short-term and long-term profitability, growth and financial strength, the Compensation Committee reviewed his current compensation package, consulted with PM&P, and negotiated a three year arrangement with Mr. Phillips referred to as the Retention and Change in Control Agreement. The Compensation Committee used the structure of the Retention and Change in Control Agreement as the basis for negotiating the terms of another three-year arrangement effective November 1, 2008, referred to as the Employment and Change in Control Agreement, the terms of which are described under “Agreements with Named Executive Officers – Employment and Change in Control Agreement with Baxter F. Phillips, Jr.” on page 45 of this Proxy Statement.

PM&P advised the Compensation Committee on the initial three-year compensation arrangement for Mr. Phillips. At the request of the Compensation Committee, PM&P provided the Compensation Committee with a review of the actual total compensation of the second-highest paid executive officers of a comparator group of companies that was comprised of AK Steel Holding Corporation, Allegheny Technologies Incorporated, Alliance Resource Partners L.P., Alpha Natural Resources, Inc., AmeriGas Partners, L.P., Arch Coal, Inc., Carpenter Technology Corporation, Cliffs Natural Resources Inc., Commercial Metals Company, CONSOL Energy Inc., Energy Transfer Partners, L.P., Foundation Coal Holdings, Inc., Freeport-McMoran Copper & Gold Inc., Overseas Shipholding Group, Inc., Peabody Energy Corporation, and Quanex Corporation. In an effort to provide Mr. Phillips with a target overall compensation that would incentivize him to continue serving us for the three-year period, while at the same time further aligning his compensation with company-wide performance, the Compensation Committee determined to tie a significant portion of his compensation package to various company-wide performance measures.

The reason why the comparator group used by PM&P and the Compensation Committee during the course of the Committee’s negotiations of the 2007 Letter Agreement with Mr. Blankenship was larger and broader in scope than the comparator group used by PM&P and the Compensation Committee during the course of the Committee’s negotiations of the Retention and Change in Control Agreement with Mr. Phillips was due to a variety of factors. The Compensation Committee considered that given Mr. Blankenship’s unique position at Massey and the extremely competitive market for someone with his skill set and experience (even across industries), it was appropriate to consider this broader comparison group to provide additional insight in connection with negotiating the 2007 Letter Agreement. Therefore, the Compensation Committee believed the market for its chief executive officer warranted a broader comparison group. The Compensation Committee believed that the comparison group used for Mr. Phillips’ position was appropriate.

The Compensation Committee negotiated the material terms and conditions of the Employment and Change in Control Agreement taking into account a variety of factors and considerations, including:

•	the desire to retain Mr. Phillips’ services based on his proven leadership at Massey,

•	Mr. Phillips’ past accomplishments at Massey,

•	Mr. Phillips’ knowledge, experience and understanding of coal mining in Central Appalachia,

•	the existence of a competing offer made to Mr. Phillips for alternative employment from one of our competitors, and

•	the Compensation Committee’s belief that Mr. Phillips plays a critical role in helping management successfully address the current challenges and opportunities facing us at the present time.

The Compensation Committee believed that these factors and others strongly favored retaining Mr. Phillips’ services and would inure to the ultimate benefit of the stockholders.

PM&P estimated the value of the annual targeted overall compensation reflected in the Retention Employment and Change in Control Agreement to be approximately $1.7 million, assuming a $40 share price and targeted levels of performance were achieved. PM&P advised the Compensation Committee that a significant amount of Mr. Phillips’ 2007 compensation was at-risk because it was based upon future performance objectives.

Taking the foregoing and such other information as the Compensation Committee deemed appropriate into consideration, the Compensation Committee on behalf of Massey entered into the Retention Employment and Change in Control Agreement and at its conclusion, the Employment and Change in Control Agreement effective November 1, 2008, believing the targeted overall compensation to be an adequate reflection of Mr. Phillips’ value to us and to be significantly based upon achieving company-wide performance results.

Retention and Employment Agreement with J. Christopher Adkins

    Throughout 2007, our senior managers continued to be targets of aggressive recruiting by our competitors. In an effort to retain Mr. Adkins’ knowledge, experience and expertise and in recognition of the fact that Mr. Adkins has made, and is expected to continue to make, major contributions to our short-term and long-term profitability, growth and financial strength, the Compensation Committee reviewed his current compensation package, and negotiated a three-year arrangement with Mr. Adkins, the terms of which are described under “Agreements with Named Executive Officers – Retention and Employment Agreement with J. Christopher Adkins” on page 46 of this Proxy Statement. This agreement was revised in December, 2008 to ensure compliance with the requirements of Section 409A of the Code.

    The Compensation Committee negotiated the material terms and conditions of the Retention and Employment Agreement taking into account a variety of factors and considerations, including:

•	the desire to retain Mr. Adkins’ services based on his proven leadership at Massey,

•	Mr. Adkins’ past accomplishments at Massey,

•	Mr. Adkins’ knowledge, experience and understanding of coal mining in Central Appalachia, and

•	the Compensation Committee’s belief that Mr. Adkins plays a critical role in helping management successfully address the current challenges and opportunities facing us at the present time.

    The Compensation Committee believed that these factors and others strongly favored retaining Mr. Adkins’ services and would inure to the ultimate benefit of the stockholders.

    Taking the foregoing and such other information as the Compensation Committee deemed appropriate into consideration, the Compensation Committee on behalf of Massey entered into the Retention and Employment Agreement, believing the targeted overall compensation to be an adequate reflection of Mr. Adkins’ value to us and to be significantly based upon achieving company-wide performance results.

Employment Agreement with Michael K. Snelling

    In May 2006, Mr. Snelling received an attractive offer from a mining company with whom we compete. In an effort to retain Mr. Snelling’s knowledge, experience and expertise and in recognition of the fact that Mr. Snelling has made, and is expected to continue to make, major contributions to our short-term and long-term profitability, growth and financial strength, the Compensation Committee reviewed his current compensation package, and negotiated a three-year arrangement with Mr. Snelling, the terms of which are described under “Agreements with Named Executive Officers – Employment Agreement with Michael K. Snelling” on page 47 of this Proxy Statement. This agreement was revised in December, 2008 to ensure compliance with the requirements of Section 409A of the Code.

    The Compensation Committee negotiated the material terms and conditions of Mr. Snelling’s Employment Agreement taking into account a variety of factors and considerations, including:

•	the desire to retain Mr. Snelling’s services based on his proven leadership at Massey,

•	Mr. Snelling’s past accomplishments at Massey,

•	Mr. Snelling’s knowledge, experience and understanding of coal mining in Central Appalachia,

•	the existence of a competing offer made to Mr. Snelling for alternative employment from one of our competitors, and

•	the Compensation Committee’s belief that Mr. Snelling plays a critical role in helping management successfully address the current challenges and opportunities facing us at the present time.

    The Compensation Committee believed that these factors and others strongly favored retaining Mr. Snelling’s services and would inure to the ultimate benefit of the stockholders.

    Taking the foregoing and such other information as the Compensation Committee deemed appropriate into consideration, the Compensation Committee on behalf of Massey entered into Mr. Snelling’s Employment Agreement, believing the targeted overall compensation to be an adequate reflection of Mr. Snelling’s value to us and to be significantly based upon achieving company-wide performance results.

Perquisites

    We annually review any perquisites that our Chief Executive Officer and the other named executive officers may receive. In addition to the cash and equity compensation discussed above, we provide our Chief Executive Officer and the other named executives with the same benefit package available to all salaried employees. The package includes:

•	Health and dental insurance (portion of costs);

•	Basic life insurance;

•	Long-term disability insurance; and

•	Participation in Massey’s 401(k) plan, including company matching.

    We provide additional incentives and benefits in certain circumstances to some of our named executive officers that are described in the Summary Compensation Table on page 41 of this Proxy Statement. Such perquisites include company vehicles and in isolated instances, company housing.

Stock Ownership Guidelines

    On February 19, 2008, the Board of Directors adopted Stock Ownership Guidelines that apply to our Chief Executive Officer, our President, the Senior Vice President and Chief Operating Officer, the Senior Vice President – Group Operations, and Vice President – Surface Operations (the “Covered Executive Officers”). The minimum stock ownership guideline for our (i) Chief Executive Officer is five times his base salary, (ii) the President, the Senior Vice President and Chief Operating Officer, and the Senior Vice President – Group Operations is three times each of their respective base salaries, and (iii) Vice President – Surface Operations is two times his base salary.

    The guidelines were initially calculated for each Covered Executive Officer using such Covered Executive Officer’s annual base salary and the closing stock price per share of our Common Stock as of the later of (i) the date the guidelines were adopted or (ii) the date an executive became covered by the guidelines. The guidelines are adjusted for each Covered Executive Officer as of January 1 of each fiscal year using the Covered Executive Officer’s annual base salary then in effect and the closing stock price per share of our Common Stock on such date. The Governance and Nominating Committee may, from time to time, reevaluate and revise the guidelines to give effect to changes in our Common Stock or other factors it deems relevant.

    Covered Executive Officers are required to achieve the guideline within five years of becoming a Covered Executive Officer, or, in the case of persons who were deemed Covered Executive Officers at the time the guidelines were adopted, within five years of the date of adoption of the guidelines. Once achieved, ownership of the guideline amount must be maintained for as long as the Covered Executive Officer is subject to the guidelines.

    The Governance and Nominating Committee has the authority to review each Covered Executive Officer’s compliance (or progress towards compliance) with the guidelines from time to time and, in its sole discretion, to impose such conditions, restrictions or limitations on any Covered Executive Officer as the Governance and Nominating Committee determines to be necessary or appropriate in order to achieve the purposes of the guidelines.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with management and, based on such review and discussion, recommended to the Board of Directors that it be included in this Proxy Statement.

Compensation Committee

March 24, 2009	James B. Crawford	Robert H. Foglesong	Bobby R. Inman	Dan R. Moore

    The Compensation Committee Report does not constitute solicitation material and shall not be deemed filed or incorporated by reference into any of our filings except to the extent that we specifically incorporate this report by reference therein.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table presents information with respect to the total compensation of our named executive officers for the year ended December 31, 2008.

SUMMARY COMPENSATION TABLE
		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		(a)	(b)	(c)	(c)	(d)	(e)	(f)
Name and Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
D. L. Blankenship	2008	1,000,000	300,000	446,164	2,309,562	6,022,447	691,415	457,129	11,226,717
Chairman and CEO	2007	1,000,000	300,000	838,129	2,035,146	5,257,576	111,794	386,480	9,929,125
	2006	1,000,000	300,000	308,300	2,626,137	514,054	322,640	257,291	5,328,422

B.F. Phillips, Jr.	2008	598,798	762,500	342,989	1,351,822	510,914	1,392,718	71,691	5,031,432
President	2007	560,000	120,000	428,700	528,377	250,294	467,864	63,978	2,419,213
	2006	550,000	125,000	297,725	481,492	83,417	549,789	49,649	2,137,072

J.C. Adkins	2008	378,015	312,500	282,780	244,431	397,165	98,471	32,864	1,746,226
Senior VP and	2007	360,000	270,000	401,941	234,696	266,771	4,363	234,067	1,771,838
Chief Operating Officer	2006	309,474	275,000	150,216	149,887	141,811	34,722	36,917	1,098,027

M. K. Snelling (g)	2008	332,013	175,000	248,746	137,793	324,067	6,346	30,884	1,254,849
VP - Surface Mines	2007	320,000	225,000	341,146	124,871	165,912	1,565	22,344	1,200,838

E.B. Tolbert	2008	232,127	-	76,197	117,641	154,254	46,497	19,065	645,781
Vice President and	2007	220,000	30,000	121,218	108,956	95,959	6,359	11,499	593,991
Chief Financial Officer	2006	189,507	21,000	35,409	68,074	80,334	15,890	18,487	428,701
___________________
(a)
Salary amounts include cash compensation earned by each named executive officer, as well as any amounts earned, but contributed under our 401(k) Plan and/or deferred at the election of the named executive officer under our deferred compensation program. For a discussion of the deferred compensation program and amounts deferred by the named executive officers, including earnings on amounts deferred, please see “Nonqualified Deferred Compensation” starting on page 59 of this Proxy Statement.

(b)
Bonus amounts shown include the discretionary portion of the annual cash bonus award earned by each named executive officer and retention bonuses awarded to each named executive officer, if any. For a discussion concerning the annual cash bonus awards and the retention bonus awards, please see “Compensation Discussion and Analysis” beginning on page 20 of this Proxy Statement.

(c)
The amounts included are the dollar amounts of the expense recognized by us for financial statement reporting purposes in accordance with SFAS 123(R) (excluding estimates for forfeitures related to service-based vesting conditions) and, accordingly, include amounts from awards granted in and prior to the year in which it is reported. These amounts reflect our accounting expense for these awards, and do not correspond to the actual cash value that will be recognized by each of the named executive officers when received. Assumptions used in the calculation of these award amounts are included in Note 12 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2008 and incorporated by reference into this Proxy Statement. The actual value of the restricted stock units that vested and were paid in cash to each of the named executive officers during 2006 are as follows: Mr. Blankenship - $151,063; Mr. Tolbert - $36,725; Mr. Phillips - $72,256; and Mr. Adkins - $77,735. The actual value of the restricted stock units that vested and were paid in cash to each of the named executive officers during 2007 are as follows: Mr. Blankenship - $203,904; Mr. Phillips - $124,792; Mr. Adkins - $115,114; Mr. Snelling - $74,333; and Mr. Tolbert - $35,287. The actual value of the restricted stock units that vested and were paid in cash to each of the named executive officers during 2008 are as follows: Mr. Blankenship - $265,782; Mr. Phillips - $111,526; Mr. Adkins - $160,198; Mr. Snelling - $118,566; and Mr. Tolbert - $38,999. Information on individual equity awards granted to the named executive officers is set forth in the section entitled “Grants of Plan Based Awards” on page 50 of this Proxy Statement. Information on actual cash pay-outs on the vesting of restricted stock units is set forth in the section entitled “Option Exercises and Stock Vested” on page 57 of this Proxy Statement.

(d)
The amounts included for 2006 reflect cash awards to the named executive officers based on performance under our annual incentive plan for 2006 and under our long-term incentive plan for the 2004 through 2006 fiscal year performance period. For Mr. Blankenship, the 2006 amount includes $213,750 for the performance-based portion of his incentive bonus award contained in the 2006 Letter Agreement and $300,304 for his LTIP payment. For each of the other named executive officers in 2006, the amounts represent their individual LTIP cash payment since there were no payouts for the performance components of their annual cash bonuses. The amounts included for 2007 reflect cash awards to the named executive officers based on performance under our annual incentive plan for 2007 and under our long-term incentive plan for the 2005 through 2007 fiscal year performance period. For Mr. Blankenship also includes the Performance Based Stock Unit Award and the Performance Based Incentive Unit Award earned during 2007 in accordance with his 2007 Letter Agreement. Mr. Blankenship’s 2007 amount includes $739,339 for the performance-based portion of his incentive bonus award contained in the 2007 Letter Agreement, $262,607 for his LTIP payment, $4,201,004 for his Performance Based Stock Unit Award and $54,626 for his Performance Based Incentive Unit Award. For each of the other named executive officers, the 2007 amounts represent LTIP cash payments in the amounts of $106,294, $146,294, $50,021, $50,021, and $0 for Messrs. Phillips, Adkins, Snelling, Tolbert and Short, respectively, and the performance component of the annual cash bonus in the amounts of $144,000, $120,477, $115,891, $45,938, and $0 for Messrs. Phillips, Adkins, Snelling, Tolbert and Short, respectively. The amounts included for 2008 reflect cash awards to the named executive officers based on performance under our Annual Incentive Plan for 2008 and under our Long-Term Incentive Plan for the 2006 through 2008 fiscal year performance period. For Mr. Blankenship also includes the Performance Based Stock Unit Award and the Performance Based Incentive Unit Award earned during 2008 in accordance with his 2008-2009 Letter Agreement. Mr. Blankenship’s 2008 amount includes $1,225,440 for the performance-based portion of his incentive bonus award contained in the 2008-2009 Letter Agreement, $221,642 for his LTIP payment, $2,058,585 for his Performance Based Stock Unit Award and $2,516,780 for his Performance Based Incentive Unit Award. For each of the other named executive officers, the 2008 amounts represent LTIP cash payments in the amounts of $104,664, $104,664, $61,567, and $49,254 for Messrs. Phillips, Adkins, Snelling, and Tolbert, respectively, and the performance component of the annual cash bonus in the amounts of $406,250, $292,500, $262,500, and $105,000 for Messrs. Phillips, Adkins, Snelling, and Tolbert  respectively. The Compensation Discussion and Analysis portion of this Proxy Statement discusses these awards generally in the section entitled “Annual Incentive Program” beginning on page 24 of this Proxy Statement and in the section entitled “Long-Term Incentive Program” beginning on page 31 of this Proxy Statement.

(e)
The amounts included represent the actuarial increase in the present value of the named executive officers’ benefits under all of our pension plans determined using interest rate and mortality rate assumptions consistent with those used in our financial statements. For additional information on our pension plans, please see “Compensation Discussion and Analysis” beginning on page 20 of this Proxy Statement and the tables entitled “Pension Benefits” on page 58 of this Proxy Statement and “Nonqualified Deferred Compensation” on page 59 of this Proxy Statement. For a full description of the pension plan assumptions used by us for financial reporting purposes, see Note 5 to our Consolidated Financial Statements which is included in our Annual Report on Form 10-K for the year ended December 31, 2008 and incorporated by reference into this Proxy Statement.

(f)
The amount shown in the table below represents the dollar amounts and description of perquisites and other personal benefits provided to the named executive officers during fiscal year 2008. The amount shown in the perquisite column represents the imputed tax benefit of the personal use of company cars, the cost of company provided auto insurance, and personal use of company aircraft. Mr. Blankenship’s perquisite amount includes personal use of company aircraft determined on an incremental cost basis in the amount of $73,684 for 2006, $184,206 for 2007, and $198,890 for 2008, the cost of company provided housing and related maintenance services in the amount of $152,642, the cost of tax preparation services, the personal use of company cars and the cost of company provided auto insurance.

	Dividends on Restricted Stock	Company Match - Qualified and Non-Qualified 401(k) Plans	Tax Gross-Ups	Group Term Life and Split Dollar Premiums	Perquisites	Total
Don L. Blankenship	$10,570	$4,650	$17,933	$32,062	$391,914	$457,129
Baxter F. Phillips, Jr.	5,687	38,763	3,163	11,397	12,681	71,691
J. Christopher Adkins	4,269	23,861	-	1,074	3,660	32,864
Michael K. Snelling	2,755	21,688	-	2,152	4,290	30,884
Eric B. Tolbert	1,753	10,743	-	637	5,933	19,065

(g)	Mr. Snelling was not a named executive officer for the year ended December 31, 2006 and, therefore, only his compensation for fiscal years 2007 and 2008 are included in the table.

Agreements with Named Executive Officers

2008-2009 Letter Agreement with Don L. Blankenship

As described under “Compensation Discussion and Analysis – 2008-2009 Letter Agreement with Mr. Blankenship” beginning on page 36 of this Proxy Statement, in November 2007, the Compensation Committee entered into a two-year letter agreement with Mr. Blankenship to continue his employment through December 31, 2009. The material terms and conditions of the 2008-2009 Letter Agreement were as follows:

•	a base salary of $83,333 per month or approximately $1,000,000 in the aggregate;

•	a target cash incentive award of $900,000 for 2008 and a target cash incentive award of $900,000 for 2009 based on the achievement during fiscal years 2008 and 2009 of minimum, middle and maximum targets of the following performance criteria:

Criteria	Percent of Total Award

Earnings before interest and taxes	20%

Produced tons	20%

Productivity of continuous miner in terms of feet per shift	5%

Productivity of longwall miner in terms of feet of retreat per longwall per day	5%

Surface mining productivity in terms of tons per manhour	5%

Environmental violations reduction	10%

Non-fatal days lost (calculated as the number of employee work-related accidents times 200,000 hours, divided by the total employee hours worked)	10%

Successorship development for key executive positions	5%

Employee retention	15%

Diversity in employee membership	5%

Total	100%

The minimum targets, if met, are paid out at one half of the mid-target value. The maximum targets, if met, are paid out at two and one half times the mid-target value. For instance, if the minimum target was achieved for the earnings before interest and taxes criteria then $90,000 would be earned (0.5 x (20% x $900,000)) for that component of the cash incentive award. Conversely, if the maximum target was achieved for non-fatal days lost, then $225,000 would be earned (2.5 x (10% x $900,000)) for that component of the cash incentive award;

•
a long-term incentive award, subject to the terms, conditions and vesting of performance and service-based requirements of the November 13, 2007 LTIP awards to the other named executive officers that consisted of the following:

•	a $300,000 target cash incentive award,

•
a non-qualified stock option exercisable for 50,000 shares granted on November 13, 2007, with a grant date price of $30.24 (the closing price of Common Stock on the NYSE on November 13, 2007) that must be exercised by Mr. Blankenship in the first 20 days exercise is permissible pursuant to our trading window policy and applicable securities laws following vesting, otherwise such options are automatically forfeited, and

•	12,700 shares of restricted stock and 7,300 restricted stock units.

•
two performance-based restricted unit awards, one for a total of 120,000 units (assuming the achievement of Level 1 targeted performance for all the performance objectives) and the other for a total of 70,000 units (assuming the achievement of Level 2 targeted performance for all the performance objectives), which will vest, in whole or in part, based on the achievement of the following performance objectives set by the Compensation Committee for fiscal year 2008: earnings before interest and taxes, produced tons sold, reduction in non-fatal days lost, and  productivity by mining type (e.g. continuous miners, longwalls and surface);

•
two performance-based cash incentive awards, one for a total of 90,000 units (assuming the achievement of Level 3 targeted performance for all the performance objectives) and one for a total of 200,000 units (assuming the achievement of Level 4 targeted performance for all the performance objectives) which will be earned, in whole or in part, based on the achievement of the following performance objectives set by the Compensation Committee for fiscal year 2008: earnings before interest and taxes, produced tons sold, reduction in non-fatal days lost, and productivity by mining type (e.g. continuous miners, longwalls and surface), and will be equal to the number of earned units times the closing market price of Common Stock on the NYSE on the last trading day of 2008;

•
an additional stock option award of 200,000 non-qualified stock options granted on November 13, 2007 with a grant date price of $30.24 (the closing price of Common Stock on the NYSE on November 13, 2007) with service-based vesting on December 30, 2008, that must be exercised by Mr. Blankenship in the first twenty days permissible pursuant to our trading window policy and applicable securities laws following vesting, otherwise such options are automatically forfeited;

•	a retention cash bonus award of $300,000 if Mr. Blankenship is employed through December 30, 2008; and

•	the premium payments on split dollar life insurance policies owned by us with death benefit endorsements payable to Mr. Blankenship, his estate or designated beneficiaries, totaling $4,000,000.

Due to the restrictions set forth in the 2006 Plan, under the 2008-2009 Letter Agreement, the aggregate maximum amount payable with respect to the cash incentive bonus award, the long-term cash incentive award and the two performance-based cash incentive awards described above may not exceed $10,000,000 in a calendar year. In addition, notwithstanding the foregoing, the Compensation Committee retains the discretion to cause us to pay or provide for additional or other compensation to Mr. Blankenship for extraordinary performance regardless of the outcome on any performance-based pay contained in the 2008-2009 Letter Agreement provided such extraordinary performance relates to performance that is not based on the performance criteria or goals contained in the 2008-2009 Letter Agreement.

In the event that Mr. Blankenship’s employment with us had terminated between January 1, 2008 and December 30, 2009 for any reason other than for Cause (as such term is defined in the Change in Control Severance Agreement) under circumstances where such cessation of employment is not covered by the Change in Control Severance Agreement, then the we would have had to pay to Mr. Blankenship, or if Mr. Blankenship was deceased, to his estate, 2.5 times the sum of Mr. Blankenship’s annual base salary of $1,000,000 plus Mr. Blankenship’s target cash incentive bonus award of $900,000, unless Mr. Blankenship elected to terminate his employment voluntarily during this period other than for any reason which would constitute “a Constructive Termination Associated With a Change in Control” (as defined, and determined pursuant to the procedure set forth in the Change in Control Severance Agreement, under circumstances where such Constructive Termination is not covered by the Change in Control Severance Agreement).

In the event that Mr. Blankenship’s employment with us had terminated between January 1, 2008 and December 30, 2008 for any reason, all of Mr. Blankenship’s rights with respect to the performance-based restricted unit awards, performance-based cash incentive awards, additional stock option award and retention cash bonus award described above would have terminated and all rights thereunder would have ceased and the payments of life insurance premiums described above would have ceased, except that in the event that Mr. Blankenship had ceased to be employed on or before December 30, 2008 and was entitled to payment and benefits under the Change in Control Severance Agreement, the performance-based restricted unit award of 120,000 units would have vested and become payable based on the closing market price of Common Stock on the NYSE on the date of termination.  In the event that Mr. Blankenship’s employment was terminated on December 31, 2008, any and all earned portions of each performance-based restricted unit awards and performance-based cash incentive awards will be paid.

In the event that Mr. Blankenship’s employment with us terminates between January 1, 2009 and December 30, 2009 for any reason, all of Mr. Blankenship’s rights with respect to the performance-based restricted unit awards, performance-based cash incentive awards, additional stock option award and retention cash bonus award described above will terminate and all rights thereunder will cease and the payments of life insurance premiums described above will cease, except that in the event that Mr. Blankenship ceases to be employed on or before December 30, 2009 and is entitled to payment and benefits under the Change in Control Severance Agreement, the performance-based restricted unit award of 120,000 units will vest and become payable based on the closing market price of Common Stock on the NYSE on the date of termination. In the event that Mr. Blankenship’s employment is terminated on December 31, 2009 any and all earned portions of each performance-based restricted unit awards and performance-based cash incentive awards will be paid.

In addition to the specific forms of remuneration discussed above, Mr. Blankenship participated in the employment benefit plans and arrangements provided by us to our other employees and was entitled to receive perquisites provided to him in keeping with past practice. For a description of the severance and change in control provisions of the 2008-2009 Letter Agreement, please see “Potential Payments Upon Termination or Change in Control – Severance and Change in Control Payments to Mr. Blankenship” on page 60 of this Proxy Statement.

Mr. Blankenship’s 2008-2009 Letter Agreement was amended and restated as of December 23, 2008 to ensure compliance with the requirements of Section 409A of the Code.

Pursuant to the terms of the 2008-2009 Letter Agreement, the agreement may be extended by mutual agreement between Mr. Blankenship and Massey for an additional two years.

Special Successor Development and Retention Program with Don L. Blankenship

Under the Special Successor Development and Retention Program, an agreement entered into in October 1998 between Fluor and Mr. Blankenship and amended and restated effective January 1, 2009 to ensure compliance with the requirements of Section 409A of the Code, we are obligated upon Mr. Blankenship’s retirement to provide him title to a company-owned residence and associated property in Sprigg, West Virginia, and to pay an amount to reimburse him for any income taxes owed by him as a result of such title transfer. In March 2006, the residence was valued at approximately $305,000.  In the event of a delay in transfer of title to Mr. Blankenship upon retirement due to his status under Code Section 409A at his retirement, we will rent the property to him and will reimburse him for that cost when the title is transferred.  Also, under the Special Successor Development and Retention Program, the Compensation Committee agreed to approve Mr. Blankenship’s early retirement at age 55 for the purposes of the SERP.

Employment and Change in Control Agreement with Baxter F. Phillips, Jr.

In Fall 2005, we entered into the Retention and Change in Control Agreement with Baxter F. Phillips, Jr. The Retention and Change in Control Agreement covered expired on November 1, 2008. A new agreement was reached in Fall 2008 which became effective November 1, 2008 and extends through November 1, 2011. The Compensation Committee used the structure of the Retention and Change in Control Agreement as the basis for negotiating the terms of another three year arrangement effective November 1, 2008, referred to as the Employment and Change in Control Agreement. The material terms of the Employment and Change in Control Agreement are as follows:

•
base salary at an annual rate of $650,000, which may be increased if determined by the Board of Directors to be appropriate in accordance with our customary procedures and practices regarding the salaries of senior executives;

•
annual cash bonus award with a target amount equal to no less than 60%, 70% and 80% of his base salary for the 2009, 2010 and 2011 fiscal years, respectively, subject to the terms and conditions set forth by the Compensation Committee for such fiscal year;

•
a one-time award of 18,000 shares of restricted stock and 11,340 restricted units, the restrictions on one third of each grant lapsing on November 10, 2009, one third lapsing on November 10, 2010 and the remaining third lapsing on November 1, 2011;

•
75,000 non-qualified stock options with a grant date price of $19.50 (the closing price of Common Stock on the NYSE on the grant date), that become fully vested and exercisable in three installments on November 10, 2009, November 10, 2010 and November 1, 2011;

•
an annual retention cash award of $200,000 to be paid on each July 31, 2009, July 31, 2010 and July 31, 2011, provided Mr. Phillips remains continually employed by us through each of the respective payment dates;

•
pension credit for the annual salary, annual cash bonus awards and long-term cash incentive bonus, paid (or in the event of an Involuntary Termination Associated With a Change in Control, amounts or targets that otherwise would have been paid (as defined in the Employment and Change in Control Agreement)) to Mr. Phillips pursuant to the Employment and Change in Control Agreement in accordance with and subject to the terms set forth therein; and

•	life insurance, director and officer insurance, medical and other standard benefits and perquisites provided to senior executives from time to time.

In the event Mr. Phillips’ employment with us ceases at any time during the term of the Employment and Change in Control Agreement but he remains a member of the Board of Directors, Mr. Phillips’ vesting under all restricted stock and restricted unit awards then outstanding will thereafter include in the basis for vesting any continuous service as a member of the Board of Directors (whether or not Mr. Phillips remains an employee of us) and no forfeiture of the awards will occur by reason of his cessation of employment so long as he remains a member of the Board of Directors.

The Employment and Change in Control Agreement also sets forth various rules applying to the determination of creditable service and compensation taken into account in determining covered compensation and average compensation for benefit accrual purposes for Mr. Phillips under the defined benefit provisions of our non-qualified supplemental benefit plan.

Any payment or benefit that is provided pursuant to or in connection with the Employment and Change in Control Agreement that is considered to be nonqualified deferred compensation subject to Section 409A of the Code, will be provided and paid in a manner as complies with the applicable requirements of Section 409A of the Code.

Subject to certain exceptions, we will also pay Mr. Phillips a gross-up payment, in the event any payment or benefit becomes subject to excise tax under Code Section 4999, such that after payment of all taxes, including on the gross-up payment, Mr. Phillips retains an amount of the gross-up payment equal to such aggregate excise taxes.

As described in “Compensation Discussion and Analysis” on page 31 of this Proxy Statement, Mr. Phillips also participates in the LTIP. For a description of the severance and change in control provisions of the Phillips Employment Agreement, please see “Potential Payments Upon Termination of Change in Control – Severance and Change in Control Benefits for Mr. Phillips” on page 60 of this Proxy Statement.

  Retention and Employment Agreement with J. Christopher Adkins

    On November 13, 2007, we entered into the Retention and Employment Agreement with John Christopher Adkins, which we refer to as the “Adkins Employment Agreement.” The Adkins Employment Agreement provides for an initial three-year term, provided, however, that the Adkins Employment Agreement will continue in effect for a twenty-four month period beyond the initial term if a Change of Control (as defined in the Adkins Employment Agreement) occurs during the initial term. The material terms of the Adkins Employment Agreement are as follows:

•	a minimum base salary of $378,000 effective January 1, 2008 (adjusted to $450,000 effective January 1, 2009), subject to increase by the Board of Directors as it deems appropriate;

•
an annual cash bonus award, subject to the terms and conditions set forth by the Compensation Committee, with a target amount equal to $325,000 for the 2008 fiscal year, $350,000 for the 2009 fiscal year, and $375,000 for the 2010 fiscal year or any subsequent fiscal year;

•	an annual discretionary bonus in an amount not to exceed $22,000 to be paid at the discretion of the Chief Executive Officer and President;

•
an annual award under the LTIP and the 2006 Plan consistent with other executives at Mr. Adkins’ level with a target award value of not less than $500,000, subject to the terms and conditions set forth (including increases) by the Compensation Committee as it deems appropriate;

•
an annual retention cash award of $150,000 to be paid on each of January 1, 2008, 2009, and 2010 provided Mr. Adkins remains continuously employed by us through each of the respective payment dates; and

•	life insurance, D&O insurance, medical and other standard benefits and perquisites provided to senior executives from time to time.

The Adkins Employment Agreement also modified the prior agreement with Mr. Adkins concerning the purchase of his residence so that the entire outstanding principal balance on his residence, together with all accrued interest (that otherwise would have been completely forgiven in accordance with its terms by June 24, 2010), was forgiven on December 31, 2007. Additionally, under the Adkins Employment Agreement Mr. Adkins was reimbursed for the taxes incurred by Mr. Adkins in connection with the forgiveness of the outstanding principal balance and accrued interest.

The Adkins Employment Agreement further provides that following a termination by us for any reason other than Cause (as defined, and determined pursuant to the procedure in Mr. Adkins’ Change in Control Agreement, dated December 21, 2005) under circumstances where such cessation of employment is not covered by the Change in Control Agreement or Mr. Adkins is deceased, Mr. Adkins (or his estate if he is deceased) will be entitled to a lump sum payment equal to 2.5 times the sum of Mr. Adkins’ base salary of $378,000 plus Mr. Adkins’ annual cash bonus target amount in effect for the fiscal years remaining under the Adkins Employment Agreement in which Mr. Adkins’ termination date occurs, unless Mr. Adkins elects to terminate his employment voluntarily during the term of the Adkins Employment Agreement other than for any reason that would constitute a Constructive Termination Associated with a Change in Control (as defined, and determined pursuant to the procedure, in the Change in Control Agreement, under circumstances where such Constructive Termination is not covered by the Change in Control Agreement).

The Adkins Employment Agreement provides that in the event Mr. Adkins’ employment ceases, then, for a period of one year following such termination, Mr. Adkins may not directly or indirectly engage in (whether as an employee, consultant, proprietor, partner, director or otherwise), or have any ownership interest in, or participate in a financing, operation, management or control of, any person, firm, corporation or business that is a Restricted Business (as defined in the Adkins Employment Agreement) in a Restricted Territory (as defined in the Adkins Employment Agreement) without the prior written consent of the Board of Directors. Additionally, the Adkins Employment Agreement provides that in the event Mr. Adkins’ employment ceases, then, for a period of one year following such termination, Mr. Adkins may not (i) solicit, encourage or take any other action which is intended to induce any other of our employees, suppliers or customers, of us or any of our subsidiaries to terminate his employment or relationship with us or any subsidiary of ours; or (ii) interfere in any manner with the contractual or employment relationship between us and any such employee, supplier or customer of the us or any subsidiary.

Any payment or benefit that is provided pursuant to or in connection with the Adkins Employment Agreement that is considered to be nonqualified deferred compensation subject to Section 409A of the Code will be provided and paid in a manner as complies with the applicable requirements of Section 409A of the Code.

Subject to certain exceptions, we will also pay Mr. Akins a gross-up payment, in the event any payment or benefit becomes subject to excise tax under Code Section 4999, such that after payment of all taxes, including on the gross-up payment, Mr. Adkins retains an amount of the gross-up payment equal to such aggregate excise taxes.

The Adkins Employment Agreement also provides for confidentiality obligations during and following Mr. Adkins’ employment and includes noncompetition and nonsolicitation provisions that are effective during, and for one year following, his employment.  If Mr. Adkins breaches any of his confidentiality, noncompetition or nonsolicitation provisions, he will forfeit any unpaid amounts or benefits.

As described in “Compensation Discussion and Analysis” on page 31 of this Proxy Statement, Mr. Adkins also participates in the LTIP. The Adkins’ Employment Agreement was amended and restated as of December 23, 2008 to ensure compliance with the requirements of Section 409A of the Code. The Adkins Employment Agreement does not modify Mr. Adkins’ Change in Control Severance Agreement, dated December 23, 2008, described under “Potential Payments Upon Termination of Change in Control – Change in Control Benefit for Named Executive Officers” on page 60 of this Proxy Statement.

Employment Agreement with Michael K. Snelling

On May 25, 2006, we entered into the Employment Agreement with Michael K. Snelling, which we refer to as the “Snelling Employment Agreement.”  The Snelling Employment Agreement provides for an initial three-year term, provided, however, that the Snelling Employment Agreement will automatically terminate if Mr. Snelling is employed by us or any subsidiary at the time a Change in Control (as defined in the Snelling Employment Agreement) occurs. The material terms of the Snelling Employment Agreement are as follows:

•	a minimum base salary of $332,000 effective January 1, 2008 (adjusted to $340,000 effective January 1, 2009), subject to increase by the Board of Directors as it deems appropriate;

•
an annual cash bonus award with a target amount equal to $185,000 for each of the 2007, 2008 and 2009 fiscal years, which amount may be increased at the discretion of the Compensation Committee (which it did for 2008 to $210,000) and each annual bonus is subject to the terms and conditions set forth by the Compensation Committee for such fiscal year;

•	a retention cash award of $150,000 payable on each January 1, 2007, 2008 and 2009 so long as Mr.Snelling has been continuously employed by us through each such date, respectively:

•	an annual award under the LTIP and the 2006 Plan consistent with other executives at Mr. Snelling’s level; and

•	life insurance, D&O insurance, medical and other standard benefits and perquisites provided to senior executives from time to time.

The Snelling Employment Agreement further provides that following a termination by us for any reason other than Cause (as defined in the Snelling Employment Agreement), death, Disability (as defined in the Snelling Employment Agreement) or termination by Mr. Snelling for Good Reason (as defined in the Snelling Employment Agreement) under circumstances where such cessation of employment is not covered by Mr. Snelling’s Change in Control Agreement, dated May 25, 2006, Mr. Snelling will receive the following payments:

•
Mr. Snelling’s remaining base salary at the rate in effect in effect on his termination date to the end of the term, but in no event will the aggregate amount of such payments exceed 2.5 times Mr. Snelling’s base pay rate in effect as of the termination date;

•	a lump sum cash payment equal to Mr. Snelling’s Retention Cash Awards (as defined in the Snelling Employment Agreement) that are unpaid as of the termination date;

•
a lump sum cash payment equal to the sum of (A) any earned annual cash bonus award for fiscal year 2006, 2007 or 2008 that is unpaid prior to Mr. Snelling’s termination date (determined without regard to any requirement that Mr. Snelling remain employed until the regular payment date therefore) and (B) any and all target annual cash bonus awards for each of fiscal years 2006, 2007, and 2008 that has not ended prior to Mr. Snelling’s termination date plus five-twelfths of Mr. Snelling’s target annual cash bonus award for fiscal year 2009;

•
a lump sum cash payment equal to the sum of (A) any earned long-term cash incentive bonus award for a long-term performance period that contains fiscal year 2006, 2007 or 2008 and that has ended prior to Mr. Snelling’s termination date that is unpaid as of the termination date (determined without regard to any requirement that Mr. Snelling remain employed until the regular payment date therefore) and (B) any and all target long-term cash incentive bonus awards for each of the long-term performance periods that contain, as a last year of measurement, fiscal year 2006, 2007, or 2008, that has not ended prior to Mr. Snelling’s termination dated, plus 29/36 of the target amount for the long-term performance period that contains, as a last year of measurement, fiscal year 2009;

•
all outstanding equity-based  awards granted to Mr. Snelling prior to or during the term of the Snelling Employment Agreement, but prior to the termination date, including but not limited to stock options, restricted stock and restricted units, that otherwise would vest during the term of the Snelling Employment Agreement, will automatically vest on Mr. Snelling’s termination date; and

•
from the day following the termination date to the end of the term, Mr. Snelling will continue to receive the medical coverage in effect on his termination date (or generally comparable coverage) for himself and, if applicable, his spouse and dependents, as if Mr. Snelling has continued employment during such period or, as an alternative, we may elect to pay Mr. Snelling is cash in lieu of such coverage in an amount equal to Mr. Snelling’s reasonable after-tax cost of continuing comparable coverage, where such coverage may not be continued by us (or where such continuation would adversely affect the tax status of the plan pursuant to which coverage is provided).

As described in “Compensation Discussion and Analysis” on page 31 of this Proxy Statement, Mr. Snelling also participates in the LTIP. The Snelling Employment Agreement was amended and restated as of December 23, 2008 to ensure compliance with the requirements of Section 409A of the Code. The Snelling Employment Agreement does not modify Mr. Snelling’s Change in Control Severance Agreement, dated December 23, 2008, described under “Potential Payments Upon Termination of Change in Control – Change in Control Benefit for Named Executive Officers” on page 60 of this Proxy Statement.

Supplemental Life Insurance Agreements

In 2008 we updated the supplemental life insurance plan and the plan agreements of Mr. Blankenship to comply with rules and regulations promulgated under the American Jobs Creation Act of 2004 and codified in the Code. The Massey Executives’ Supplemental Benefit Plan, as amended and restated (the Supplemental Benefit Plan) was filed on the Current Report on Form 8-K with the SEC on December 24, 2008. Mr. Blankenship’s supplemental benefit plan agreement was filed on Current Report on Form 8-K with the SEC on January 5, 2006.

The Supplemental Benefit Plan is a combined life insurance and deferred compensation plan providing the following mutually exclusive benefits:

•	a pre-retirement insured death benefit;

•	a retirement benefit of:

•	a post-retirement death benefit that may or may not be insured,

•	a lump sum payment at retirement,

•	a salary continuation benefit, or

•	if permitted by the administrative committee, a joint and survivor insurance death benefit.

In the event of an adverse employment change within two years after a change in control (as defined in the Supplemental Benefit Plan), the lump sum benefit will be paid in lieu of any other benefit.

If Mr. Blankenship dies prior to the date upon which the endorsement benefits cease and prior to experiencing a termination of employment, then a pre-retirement death benefit will be paid in the amount(s) set forth in Mr. Blankenship’s agreement. The pre-retirement death benefit will be paid to Mr. Blankenship’s beneficiary as soon as administratively practicable after Mr. Blankenship’s death. The administrator must be provided with proof that is satisfactory to the insurer and the administrative committee of such participant’s death.

Subject to Mr. Blankenship’s continuous employment from the effective date of his Supplemental Benefit Plan agreement until his retirement and provided he has not elected the joint and survivor death benefit, Mr. Blankenship has the right to elect one of the forms of retirement benefit as noted above.

If Mr. Blankenship does not make an election, then he will be deemed to have elected the post-retirement death benefit. If Mr. Blankenship elects to receive the post-retirement death benefit, his beneficiary will receive a stated death benefit amount at Mr. Blankenship’s death payable by us (but not under the insurance policies) that supported the benefit during employment). Mr. Blankenship’s post-retirement death benefit will be paid to his beneficiary upon his death in a lump sum. If Mr. Blankenship elects the lump sum, it will be paid six months after the date of his retirement. If Mr. Blankenship elects to receive the salary continuation benefit, he will be paid his benefit in 120 equal payments with an amount comprising six of such payments being made six months after the date of Mr. Blankenship’s retirement and the remaining 114 payments over a period of 114 months commencing seven months after the date of his retirement. If Mr. Blankenship elects the salary continuation benefit and dies before his salary continuation benefit is paid in full, the remaining payments will be paid to his beneficiary in the same manner.

In the event that the administrative committee determines that Mr. Blankenship has experienced a disability, then,regardless of any election by Mr. Blankenship to the contrary and except as otherwise provided in the Supplemental Benefit Plan, the only benefit payable with respect to Mr. Blankenship will be the pre-retirement death benefit; provided, however, that such benefit will be payable pursuant to the Supplemental Benefit Plan only if Mr. Blankenship dies on or before the second anniversary of the date he becomes disabled. After such date, our obligation to provide any benefit whatsoever with regard to Mr. Blankenship under the Supplemental Benefit Plan will terminate, unless the administrative committee determines that Mr. Blankenship’s disability for purposes of the Supplemental Benefit Plan is an approved early retirement in which case Mr. Blankenship will be deemed for purposes of the calculation of any elected lump sum benefit or salary continuation benefit to be retiring on the date Mr. Blankenship severs from employment on account of a disability.

If Mr. Blankenship experiences an adverse change of employment condition (as defined in the Supplemental Benefit Plan) within 24 months following a change in control event (as defined in the Supplemental Benefit Plan), he will be deemed to have experienced an approved early retirement as of the date of such adverse change of employment condition. Consequently, payment will be made six months after the occurrence of such event in the form of a lump sum benefit, notwithstanding Mr. Blankenship’s retirement benefit election.

The terms and conditions of the Supplemental Benefit Plan are not deemed to constitute a contract of employment between Massey and Mr. Blankenship. Nothing in the Supplemental Benefit Plan is deemed to give Mr. Blankenship the right to be retained in our service or to interfere with our right to discipline or discharge him at any time.

The agreement with Mr. Blankenship provides him with an insured pre-retirement death benefit totaling $4,000,000. The agreement with Mr. Blankenship provides him with a choice between a post-retirement death benefit totaling $4,000,000, a lump sum payment in the event of retirement at age 65 of $1,130,629 (with lower amounts for earlier retirement ages), or a salary continuation benefit in the event of retirement at age 65 of $18,241 per month for 120 months (with lower amounts for earlier retirement ages). The benefit elections made available to Mr. Blankenship in his agreement are those described in the Supplemental Benefit Plan above, with the following exceptions: the post-retirement death benefit will also be insured until age 65, and unless waived by us, if Mr. Blankenship elects and has the post-retirement death benefit in effect after his termination of employment, Mr. Blankenship agrees to reimburse us for the economic benefit (as determined for federal income tax purposes) provided to him by us for continued insurance coverage until age 65. We may agree in writing to waive the reimbursement requirement at any time. The agreement grants Mr. Blankenship a right to an approved early retirement that vests his retirement benefit, provided he actually severs from employment with Massey for reasons other than death prior to age 65.

Grants of Plan-Based Awards

The following table presents information regarding grants of plan-based awards to the named executive officers during the fiscal year ended December 31, 2008 as well as certain other grants made during 2007 that related to fiscal year 2008.

GRANTS OF PLAN-BASED AWARDS
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (a)			Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock or Units (b)	All Other Option Awards: Number of Securities Underlying Options (c)	Exercise or Base Price of Option Awards (d)	Grant Date Fair Value of Stock and Options Awards (e)
		Threshold	Target	Maximum	Threshold	Target		Maximum
		($)	($)	($)	(#)	(#)		(#)	(#)	(#)	($/Sh)	$
D.L. Blankenship	11/10/2008	450,000	900,000	2,250,000
	11/10/2008	150,000	300,000	600,000
	11/10/2008									50,000	19.50	432,000
	11/10/2008									200,000	19.50	1,728,000
	11/10/2008								12,700			247,650
	11/10/2008								7,300			142,350
	11/10/2008					120,000	(f)					2,340,000
	11/10/2008					70,000	(g)					1,365,000
	11/10/2008					90,000	(h)					1,755,000
	11/10/2008					200,000	(i)					3,900,000
	11/13/2007	450,000	900,000	2,250,000
	11/13/2007	150,000	300,000	600,000
	11/13/2007									50,000	30.24	340,070
	11/13/2007									200,000	30.24	1,360,280
	11/13/2007								12,700			384,048
	11/13/2007								7,300			220,752
	11/13/2007					120,000	(j)					3,628,800
	11/13/2007					70,000	(k)					2,116,800
	11/13/2007					90,000	(l)					2,721,600
	11/13/2007					200,000	(m)					6,048,000

B.F. Phillips, Jr.	11/10/2008	195,000	390,000	780,000
	11/10/2008									14,468	19.50	125,004
	11/10/2008									75,000	19.50	648,000
	11/10/2008								11,731			228,755
	11/10/2008								18,000			351,000
	11/10/2008								7,500			146,250
	11/10/2008								11,340			221,130
	11/11/2007	162,500	325,000	650,000
	11/12/2007								7,899			228,755
	11/12/2007								5,050			146,248
	11/12/2007									10,204	28.96	124,999

GRANTS OF PLAN-BASED AWARDS
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (a)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (b)	All Other Option Awards: Number of Securities Underlying Options (c)	Exercise or Base Price of Option Awards (d)	Grant Date Fair Value of Stock and Options Awards (e)
		Threshold	Target	Maximum	Threshold	Target	Maximum
		($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	$
J.C. Adkins	11/10/2008	195,000	390,000	780,000
	11/10/2008	62,500	125,000	250,000
	11/10/2008								14,468	19.50	125,004
	11/10/2008							7,821			152,510
	11/10/2008							5,000			97,500
	11/11/2007	162,500	325,000	650,000
	11/12/2007	62,500	125,000	250,000
	11/12/2007							5,266			152,503
	11/12/2007							3,367			97,508
	11/12/2007								10,204	28.96	124,999

M.K. Snelling	11/10/2008	105,000	210,000	420,000
	11/10/2008	35,000	75,000	150,000
	11/10/2008								8,681	19.50	75,004
	11/10/2008							4,692			91,494
	11/10/2008							3,000			58,500
	11/11/2007	105,000	210,000	420,000
	11/12/2007	35,000	75,000	150,000
	11/12/2007							3,160			91,514
	11/12/2007							2,020			58,499
	11/12/2007								6,122	28.96	74,995

E.B. Tolbert	11/10/2008	35,000	70,000	140,000
	11/10/2008	31,250	62,500	125,000
	11/10/2008								7,234	19.50	62,502
	11/10/2008							3,910			76,245
	11/10/2008							2,500			48,750
	11/11/2007	35,000	70,000	140,000
	11/12/2007	31,250	62,500	125,000
	11/12/2007							2,633			76,252
	11/12/2007							1,683			48,740
	11/12/2007								5,102	28.96	62,500
___________________
(a)
Represents the 2007 and 2008 annual cash incentive awards for each of the named executive officers, except for Mr. Blankenship, set by the Compensation Committee on November 11, 2007 and November 10, 2008, respectively. For additional information with respect to the annual cash incentive awards please see “Compensation Discussion and Analysis” beginning on page 20. Mr. Blankenship’s 2008 incentive cash bonus award was made on November 13, 2007 pursuant to the 2008-2009 Letter Agreement with Don L. Blankenship as described in our Current Report on Form 8-K filed on November 19, 2007. Mr. Blankenship’s 2009 incentive cash bonus award was set on February 16, 2009 pursuant to the 2008-2009 Letter Agreement with Don L. Blankenship as described in our Current Report on Form 8-K filed on November 19, 2007. The long-term incentive cash awards for each of the named executive officers, except for Mr. Blankenship, for the fiscal years 2008-2010 (2008 LTIP) and for the fiscal years 2009-2011 (2009 LTIP) were granted by the Compensation Committee on November 12, 2007 and November 10, 2008, respectively. For additional information with respect to the long-term incentive cash awards please see “Compensation Discussion and Analysis” beginning on page 31 and “Agreements with Named Executive Officers – 2008-2009

Letter Agreement with Mr. Blankenship” beginning on page 42. Mr. Blankenship’s long-term incentive cash award for the fiscal years 2008-2010 was granted on November 13, 2007 pursuant to the 2008-2009 Letter Agreement. Mr. Blankenship’s long-term incentive cash award for the fiscal years 2009-2011 was granted on November 10, 2008 pursuant to the 2008-2009 Letter Agreement.
(b)
Represents the 2008 and 2009 LTIP awards of restricted stock and restricted units made to each of the named executive officers, except Mr. Blankenship, on November 12, 2007, and November 10, 2008, respectively. Mr. Blankenship’s 2008 LTIP awards of restricted stock and restricted units were made pursuant to the 2008-2009 Letter Agreement on November 13, 2007. Mr. Blankenship’s 2009 LTIP awards of restricted stock and restricted units were made pursuant to the 2008-2009 Letter Agreement on November 10, 2008. Each of the 2008 LTIP awards vest in three equal annual installments on November 12, 2008, November 12, 2009, and November 12, 2010, except for Mr. Blankenship whose 2008 LTIP awards vest in three equal installments on November 13, 2008, November 12, 2009, and November 12, 2010. Each of the 2009 LTIP awards vest in three equal annual installments on November 10, 2009, November 10, 2010, and November 10, 2011. For general information with respect to the LTIP awards, please see “Compensation Discussion and Analysis” beginning on page 31 of this Proxy Statement.

(c)
For Mr. Blankenship, the 2007 amounts represent (i) options for 50,000 shares of Common Stock granted pursuant to the 2008-2009 Letter Agreement that vest in three equal annual installments on November 13, 2008, November 12, 2009, and November 12, 2010, that must be exercised in the first twenty days exercise is permissible pursuant to our trading window policy and applicable securities laws following their vesting, otherwise such options will be automatically forfeited, and (ii) options for 200,000 shares of Common Stock granted pursuant to the 2008-2009 Letter Agreement that vest on December 30, 2008, and must be exercised in the first twenty days exercise is permissible pursuant to our trading window policy and applicable securities laws, otherwise such options will be automatically forfeited. For Mr. Blankenship, the 2008 amounts represent (i) options for 50,000 shares of Common Stock granted pursuant to the 2008-2009 Letter Agreement that vest in three equal annual installments on November 10, 2009, November 10, 2010, and November 10, 2011, that must be exercised in the first twenty days exercise is permissible pursuant to our trading window policy and applicable securities laws following their vesting, otherwise such options will be automatically forfeited, and (ii) options for 200,000 shares of Common Stock granted pursuant to the 2008-2009 Letter Agreement that vest on December 30, 2009, and must be exercised in the first twenty days exercise is permissible pursuant to our trading window policy and applicable securities laws, otherwise such options will be automatically forfeited. For each of the other named executive officers, represents options to purchase shares of Common Stock pursuant to our 2008 and 2009 LTIP. For general information with respect to the LTIP awards, please see “Compensation Discussion and Analysis” beginning on page 31 of this Proxy Statement.

(d)	Amounts shown represent the closing price of Common Stock on the NYSE on the date of grant.
(e)	Amounts shown represent the grant date fair value of each equity award computed in accordance with SFAS 123(R). For a full description of the assumptions used by us in computing these amounts, see Note 12 to our Consolidated Financial Statements, which is included in our Annual Report on Form 10-K for the year ended December 31, 2008 and incorporated by reference into this Proxy Statement. The actual value a named executive officer may receive depends on market prices and there can be no assurance that the amounts reflected in the Grant Date Fair Value of Stock and Option Awards column will actually be realized.
(f)
Represents 120,000 performance-based restricted units granted pursuant to the 2008-2009 Letter Agreement that is comprised of a certain number of restricted units attributed to various types of targeted performance, vesting only upon their achievement and otherwise forfeited. Based on 2008 performance, Mr. Blankenship earned 96,000 of the 120,000 units.

(g)
Represents 70,000 performance-based restricted units granted pursuant to the 2008-2009 Letter Agreement and comprised of a certain number of restricted units attributed to various types of targeted performance, vesting only upon their achievement and otherwise forfeited. Based on 2008 performance, Mr. Blankenship earned 53,281 of the 70,000 units.

(h)
Represents 90,000 performance-based cash incentive units granted pursuant to the 2008-2009 Letter Agreement subject to certain targeted performance criteria, vesting only upon such achievement and otherwise forfeited. The actual amount received by Mr. Blankenship is equal to the number of earned cash incentive units times the closing market price of Common Stock on the NYSE on the last trading day of 2008. Based on 2008 performance, Mr. Blankenship earned 62,508 of the 90,000 units.

(i)
Represents 200,000 performance-based cash incentive units granted pursuant to the 2008-2009 Letter Agreement subject to certain targeted performance criteria, vesting only upon such achievement and otherwise forfeited. The actual amount received by Mr. Blankenship, if any, will be equal to the number of earned cash incentive units times the closing market price of Common Stock on the NYSE on the last trading day of 2008. Based on 2008 performance, Mr. Blankenship earned 120,000 of the 200,000 units.

(j)
Represents 120,000 performance-based restricted units granted pursuant to the 2008-2009 Letter Agreement that is comprised of a certain number of restricted units attributed to various types of targeted performance, vesting only upon their achievement and otherwise forfeited.

(k)
Represents 70,000 performance-based restricted units granted pursuant to the 2008-2009 Letter Agreement and comprised of a certain number of restricted units attributed to various types of targeted performance, vesting only upon their achievement and otherwise forfeited.

(l)
Represents 90,000 performance-based cash incentive units granted pursuant to the 2008-2009 Letter Agreement subject to certain targeted performance criteria, vesting only upon such achievement and otherwise forfeited. The actual amount received by Mr. Blankenship, if any, will be equal to the number of earned cash incentive units times the closing market price of Common Stock on the NYSE on the last trading day of 2009.

(m)
Represents 200,000 performance-based cash incentive units granted pursuant to the 2008-2009 Letter Agreement subject to certain targeted performance criteria, vesting only upon such achievement and otherwise forfeited. The actual amount received by Mr. Blankenship, if any, will be equal to the number of earned cash incentive units times the closing market price of Common Stock on the NYSE on the last trading day of 2009.

Terms of the LTIP Awards

Each of the components of a participant’s LTIP award is granted pursuant to a stockholder-approved stock and incentive compensation plan and is further memorialized by an award agreement.

A participant’s right to receive a long-term cash incentive award is forfeited if the participant’s employment or service with Massey and our subsidiaries terminates during the earn-out period for reasons other than on account of a participant’s death, becoming permanently and totally disabled, or a change in control that occurs on or after the grant date of the award through the earn-out period where the participant’s employment is terminated by us or one of our affiliates without cause within two years following a change of control. All shares of restricted stock and all restricted units that are not vested will be forfeited if the participant’s employment or service with us and our subsidiaries terminates for reasons other than on account of the participant’s death, becoming permanently and totally disabled, or a change in control where the participant’s employment is terminated by us or one of our affiliates without cause within two years following a change of control. All stock options that are not vested will be forfeited if the participant’s employment or service with us and our subsidiaries terminates for reasons other than on account of the participant’s death, retirement, becoming permanently and totally disabled, or a change in control where the participant’s employment is terminated by us or one of our affiliates without cause within two years following a change of control.

If a participant dies or becomes permanently and totally disabled within the meaning of Section 22(e)(3) of the Code while in the employ or service of us or a subsidiary within the earn-out period, the participant or the participant’s estate will be entitled to receive a pro rata portion of the participant’s long-term cash incentive award based on the portion of the earn-out period elapsed prior to participant’s death or becoming permanently and totally disabled.

If a participant dies or becomes permanently and totally disabled within the meaning of Section 22(e)(3) of the Code while in the employ or service of us or a subsidiary prior to the forfeiture of the shares of restricted stock and restricted units, the participant’s right to receive the restricted stock and restricted units will be fully vested.

If a participant dies, retires (having reached retirement age), or becomes permanently and totally disabled within the meaning of Section 22(e)(3) of the Code, while in the employ or service of us or a subsidiary and prior to the forfeiture of the options, the participant will become entitled to exercise such options in full to the extent not vested or exercised as of the date of the participant’s death, retirement, or becoming permanently and totally disabled, and all such options will be exercisable by the participant (or if the participant is deceased, his estate or other successor in interest following the participant’s death) during the remaining ten-year term of the option or until a date that is three years after the date of the participant’s death, retirement, or total and permanent disability, whichever is shorter.

If a participant ceases to be employed by or in the service of us and our subsidiaries prior to the ten-year term of the option for reasons other than death, retirement or permanent and total disability, the option will be exercisable to the extent exercisable during the remaining ten-year term of the option or until a date that is three months after the date the participant ceases to be employed by or in service of us and our subsidiaries for reasons other than death, retirement, or permanent and total disability, whichever is shorter.

A participant’s right to receive a long-term cash incentive award will be earned if the participant’s employment or service is terminated during the earn-out period by us or one of our affiliates without cause within two years following a change in control, as defined by the stockholder-approved stock and incentive compensation plan, as in effect on the date of the grant. In addition, participant’s right to receive restricted stock, restricted units and unvested stock options will vest if the participant’s employment or service is terminated by us or one of our affiliates without cause within two years following a change in control, as defined by the stockholder-approved stock and incentive compensation plan, as in effect on the date of the grant.

During the period of restriction, participants are entitled to receive all dividends and other distributions paid in cash or property other than stock with respect to the shares of restricted stock. During the period of restriction, participants will be entitled to exercise voting rights with respect to the shares of restricted stock only. For additional details regarding the LTIP awards to our named executive officers, please see “Compensation Discussion and Analysis” beginning on page 31 of this Proxy Statement.

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding outstanding equity awards as of December 31, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options		Number of Securities Underlying Unexercised Options		Option Exercise Price (a)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (b)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (b)
	(#)		(#)
	Exercisable		Unexercisable		($)		(#)		($)	(#)		($)
D.L. Blankenship	50,000	(c)			$20.11	10/29/2011
	50,000	(d)			$13.60	11/17/2013
	25,000	(e)			$29.95	11/15/2014
	33,333	(f)			$36.50	5/1/2015
	12,500	(g)	12,500	(g)	$37.91	12/29/2015
	16,667	(h)	16,666	(h)	$23.82	12/27/2016
	200,000	(i)			$30.24	11/13/2017
	16,667	(j)	33,333	(j)	$30.24	11/13/2017
			50,000	(k)	$19.50	11/10/2018
			200,000	(l)	$19.50	11/10/2018
	150,000	(m)			$36.50	5/1/2015
							499	(n)	6,881
							5,000	(g)	68,950
							6,666	(h)	91,924
							13,332	(j)	183,848
							20,000	(k)	275,800
							120,000	(o)	1,654,800
							70,000	(o)	965,300
										90,000	(p)	1,241,100
										200,000	(p)	2,758,000

B.F. Phillips, Jr.	19,627	(e)			$29.95	11/15/2014
	14,721	(q)	4,906	(q)	$39.00	11/14/2015
	50,000	(r)			$38.33	11/15/2015
	4,166	(s)	4,167	(s)	$24.73	11/12/2016
	3,402	(t)	6,802	(t)	$28.96	11/12/2017
			14,468	(k)	$19.50	11/10/2018
			75,000	(k)	$19.50	11/10/2018
							908	(q)	12,521
							3,370	(s)	46,472
							8,632	(t)	119,035
							19,231	(k)	265,195
							29,340	(k)	404,599

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (CONTINUED)

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options		Number of Securities Underlying Unexercised Options		Option Exercise	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (b)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (b)
	(#)		(#)		Price (a)
	Exercisable		Unexercisable		($)		(#)		($)	(#)	($)
J.C. Adkins	11,527	(u)			$19.42	7/9/2011
	11,545	(c)			$20.11	10/29/2011
	8,658	(v)			$5.21	10/21/2012
	19,627	(d)			$13.60	11/17/2013
	19,627	(e)			$29.95	11/15/2014
	14,721	(q)	4,906	(q)	$39.00	11/14/2015
	8,333	(s)	4,167	(s)	$24.73	11/12/2016
	3,402	(t)	6,802	(t)	$28.96	11/12/2017
			14,468	(k)	$19.50	11/10/2018
							908	(q)	12,521
							3,260	(w)	44,955
							3,370	(s)	46,472
							5,754	(t)	79,348
							12,821	(k)	176,802

M.K. Snelling	6,927	(d)			$13.60	11/17/2013
	9,236	(e)			$29.95	11/15/2014
	8,659	(q)	2,886	(q)	$39.00	11/14/2015
	2,500	(s)	2,500	(s)	$24.73	11/12/2016
	2,041	(t)	4,081	(t)	$28.96	11/12/2017
			8,681	(k)	$19.50	11/10/2018
							533	(q)	7,350
							3,260	(x)	44,955
							2,022	(s)	27,883
							3,452	(t)	47,603
							7,692	(k)	106,073

E.B. Tolbert	9,236	(e)			$29.95	11/15/2014
	6,927	(q)	2,309	(q)	$39.00	11/14/2015
	4,167	(s)	2,083	(s)	$24.73	11/12/2016
	1,701	(t)	3,401	(t)	$28.96	11/12/2017
			7,234	(k)	$19.50	11/10/2018
							427	(q)	5,888
							1,685	(s)	23,236
							2,877	(t)	39,674
							6,410	(k)	88,394

(a)
For options granted prior to August 15, 2006, the exercise price was based on the average of the highest and lowest price per share at which shares of Common Stock were sold in the regular way on the NYSE on the date of grant, or if no shares were traded on such date, on the immediately preceding date shares were traded. For options granted after August 15, 2006, the exercise price is based on the closing price of Common Stock on the NYSE on the date of grant or if no shares traded on such date, on the immediately preceding date shares were traded.

(b)	Based on the closing price of Common Stock on December 31, 2008, the last trading day of 2008, which was $13.79.
(c)	Stock options that were granted on October 29, 2001 with vesting dates of October 29, 2002, October 29, 2003, October 29, 2004 and October 29, 2005 that vested at a rate of 25% per year.
(d)	Stock options that were granted on November 17, 2003 with vesting dates of November 17, 2004, November 17, 2005, November 17, 2006 and November 17, 2007 that vested at a rate of 25% per year.
(e)	Stock options that were granted on November 15, 2004 that vested on November 15, 2008.
(f)	Stock options that were granted May 1, 2005 that vested on November 15, 2008.
(g)
Stock options, restricted stock and units that were granted on December 29, 2005 with vesting dates of December 30, 2006, November 17, 2007, November 17, 2008 and November 17, 2009 that vest at a rate of 25% per year.

(h)
Stock options, restricted stock and units that were granted on December 27, 2006 with vesting dates of December 30, 2007, November 12, 2008 and November 12, 2009 that vest at a rate of 33 1/3% per year.

(i)	Stock options that were granted on November 13, 2007 that vested on December 30, 2008.
(j)	Stock options, restricted stock and units that were granted on November 13, 2007 with vesting dates of November 13, 2008, November 12, 2009, and November 12, 2010 at a rate of 33 1/3% per year.
(k)
Stock options, restricted stock and units that  were granted on November 10, 2008 with vesting dates of November 10, 2009, November 10, 2010 and November 10, 2011 that vest at a rate of 33 1/3 % per year.

(l)	Stock options that were granted on November 10, 2008 that will vest on December 30, 2009.
(m)	Stock appreciation rights that were granted on May 1, 2005 that vested on December 30, 2005.
(n)
Restricted stock and units that were granted on December 7, 1999 with vesting dates of September 10, 2000, September 10, 2001, September 10, 2002, September 10, 2003, September 10, 2004, September 10, 2005, September 10, 2006, September 10, 2007, September 10, 2008 and September 10, 2009 that vest at a rate of 10% per year.

(o)	Restricted units that were granted on November 10, 2008 that vest December 31, 2009 if specific performance criteria are met.
(p)	Performance-based cash incentive units that were granted on November 10, 2008 that will vest on December 31, 2009 if specific performance criteria are met.
(q)
Stock options, restricted stock and restricted units that were granted on November 14, 2005 with vesting dates of November 17, 2006, November 17, 2007, November 17, 2008 and November 17, 2009 that vest at a rate of 25% per year.

(r)	Stock options that were granted on November 15, 2005 that vested on November 1, 2008.
(s)
Stock options, restricted stock and units that were granted on November 12, 2006 with vesting dates of November 12, 2007, November 12, 2008 and November 12, 2009 that vest at a rate of 33 1/3% per year.

(t)	Stock options, restricted stock and units that were granted on November 12, 2007 with vesting dates of November 12, 2008, November 12, 2009, and November 12, 2010 at a rate of 33 1/3% per year.
(u)	Stock options that were granted on July 9, 2001 with vesting dates of January 16, 2001, January 16, 2002, January 16, 2003 and January 16, 2004 that vested at a rate of 25% per year.
(v)	Stock options that were granted on October 21, 2002 with vesting dates of October 29, 2003, October 29, 2004, October 29, 2005 and October 29, 2006 that vested at a rate of 25% per year.
(w)	Restricted stock and units that were granted on May 16, 2006 with vesting dates of May 16, 2007, May 16, 2008 and May 16, 2009 that vest at a rate of 33 1/3% per year.
(x)	Restricted stock and units that were granted on May 25, 2006 with vesting dates of May 25, 2007, May 25, 2008 and May 25, 2009 that vest at a rate of 33 1/3% per year.

Option Exercises and Stock Vested

The following table presents information concerning the exercise of stock options and the vesting of stock (including restricted stock, restricted stock units and similar instruments) for the named executive officers during the fiscal year ended December 31, 2008.

OPTION EXERCISES AND STOCK VESTED
	Stock Options		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting (a)	Value Realized on Vesting (b)
Name	(#)	($)	(#)	($)
D.L. Blankenship	320,110	$5,596,897	42,666	$728,191
B.F. Phillips, Jr.	50,580	1,452,261	15,115	287,889
J.C. Adkins	-	-	15,455	414,193
M.K. Snelling	5,962	251,049	9,770	306,565
E.B. Tolbert	20,769	652,494	5,963	100,609
___________________
(a)	Amounts shown represent the sum of the number of restricted stock shares and restricted units that vested during 2008.
(b)
Amounts shown represent the value realized by the named executive officers upon the vesting of the restricted stock and restricted units set forth in column (a) based upon the closing stock prices of Common Stock on the NYSE on the various vesting dates.

Equity Plan Share Authorization and Run Rate

The following table sets forth the number of shares authorized for future issuance (including shares authorized for issuance pursuant to stock, restricted stock, restricted stock unit, and stock option awards) as of December 31, 2008, along with the equity dilution represented by the shares available for future awards as a percentage of the common shares outstanding.

SHARE AUTHORIZATION (shares in thousands)
	Total Shares Available	Equity Dilution: Percent of Basic Common Shares Outstanding	Available for Stock, Restricted Stock, Restricted Stock Unit, and Stock Option Awards (a)
Shares authorized for future awards as of December 31, 2008 (b)	1,363	1.61%	1,363

(a)	These numbers are included in “Total Shares Available.”
(b)	Includes shares authorized under the 2006 Plan.

The following table sets forth information regarding awards granted, the run rate for each of the last three fiscal years and the average run rate over the last three years.

RUN RATE (shares in thousands)
	FY2006	FY2007	FY2008	3-Year Average
Stock options awards granted	642	557	799	666
Service-based restricted stock awards granted	277	209	344	277
Basic common shares outstanding at fiscal year end	81,066	79,944	84,853	81,954

Run rate	1.13%	0.96%	1.35%	1.15%

Retirement Benefits

We provide retirement benefits to substantially all non-union employees who meet vesting and other minimum requirements. We sponsor a qualified non-contributory defined benefit pension plan (the MERP) that covers substantially all administrative and non-union employees. Each of the named executive officers participates in the MERP. Based on a participant’s entrance date to the MERP, the participant may accrue benefits based on one of four benefit formulas. Two of the formulas provide pension benefits based on the employee’s years of service and average annual compensation during the highest five consecutive years of service. The third formula credits certain eligible employees with flat dollar annuity benefits based on years of service with us and years of service under the United Mine Workers of America 1974 Pension Plan. The fourth formula provides benefits under a cash balance formula with contribution credits based on hours worked.

In addition to the MERP, we sponsor a nonqualified supplemental benefit pension plan (the SERP) for certain salaried employees. Each of the named executive officers, with the exception of Messrs. Snelling and Tolbert, participates in the SERP. To the extent benefits payable at retirement exceed amounts that may be payable under applicable provisions of the Code, the benefits will be paid under the SERP. The SERP is a form of non-qualified pension plan that provides eligible individuals the difference between (i) the benefits they would actually accrue under the MERP but for the maximum benefit limitations and (ii) the limitation on compensation pursuant to the Code that may be recognized under the MERP. The SERP recognizes compensation including those amounts of deferred compensation credited under our deferred compensation programs.  SERP benefits are paid after age 55 (or six months after separation from service, if later) or, by advance participant election, after normal retirement age (or six months after separation from service, if later).  SERP benefits are payable in one of several actuarial equivalent life annuity forms of payment elected by the participant.  The SERP is unfunded, with benefit payments paid by us.

The following table shows the actuarial present value of accumulated benefits under the MERP and SERP, which are our only defined benefit plans that provide for payments or other benefits to the named executive officers at, following, or in connection with retirement.

PENSION BENEFITS (a)

		Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During Last Fiscal Year
Name	Plan Name	(#)	($)	($)
D.L. Blankenship (b)	Massey Energy Retirement Plan	27.0	$825,921	-
	A. T. Massey Coal Company, Inc. Supplemental Benefit Plan	27.0	4,322,706	-
B.F. Phillips, Jr.	Massey Energy Retirement Plan	27.7	1,018,097	-
	A. T. Massey Coal Company, Inc. Supplemental Benefit Plan	27.7	2,276,495	-
J.C. Adkins (c)	Massey Energy Retirement Plan	22.8	253,424	-
	A. T. Massey Coal Company, Inc. Supplemental Benefit Plan	22.8	117,554	-
M.K. Snelling	Massey Energy Retirement Plan	8.8	29,336
E.B. Tolbert	Massey Energy Retirement Plan	16.8	157,755	-
___________________
(a)
The actuarial present value of these benefits at December 31, 2008 was computed using the RP2000 Blue Collar mortality table projected to 2006. A discount rate of 6.1% was used to determine the present values of the December 31, 2009 accrued benefits. No pre-retirement decrements were used. The present value of accumulated benefits including supplements, if any, are based on the benefits payable at age 62, the earliest age at which unreduced benefits are payable. Also assumes no termination, withdrawal, disability, or death prior to retirement age. Pension benefits are not reduced for Social Security or other benefits received by participants. A participant’s remuneration covered by the pension plans is his average annual salary and bonus. For a full description of the assumptions used by us for financial reporting purposes, see Note 5 to our Consolidated Financial Statements which is included in its Annual Report on Form 10-K for the year ended December 31, 2008 and incorporated by reference into this Proxy Statement.

(b)	Under the Special Successor Development and Retention Program, the Compensation Committee agreed to approve Mr. Blankenship’s early retirement at age 55 for purposes of the SERP.
(c)
Mr. Adkins is covered under a different benefit formula in the MERP. Amounts are payable for Mr. Adkins’ lifetime and are based on a 10-Year Certain and Life Annuity. A discount is applied for retirement before age 62, determined by Mr. Adkins’ retirement date and date benefits are to begin. The pension benefits are not reduced for Social Security or other benefits received by Mr. Adkins.

We sponsor health care plans that provide postretirement medical benefits to eligible union and non-union employees. To be eligible, retirees must meet certain age and service requirements. Depending on the year of retirement, benefits may be subject to annual deductibles, coinsurance requirements, lifetime limits and retiree contributions. All the named executive officers are eligible for such coverage.

Nonqualified Deferred Compensation

The Massey Executive Deferred Compensation Program, as amended and restated as of January 1, 2009, is maintained by us and administered by the Compensation Committee for the purpose of providing deferred compensation to a select group of management and highly compensated employees, including all of the named executive officers. The A.T. Massey Coal Company, Inc. Executive Deferred Compensation Plan, as amended and restated as of January 1, 2009, is maintained by A.T. Massey and administered by A.T. Massey’s Executive Benefit Committee for the purpose of providing deferred compensation to those who are both employed by A.T. Massey and are members of management or otherwise are highly compensated employees, including all of our named executive officers. Both programs were amended effective January 1, 2009  (i) to reflect recent changes made to certain provisions of the Code that apply to non-qualified deferred compensation plans and (ii) to effect necessary administrative changes. The following table presents information concerning each of our defined contribution or other plans that provide for the deferral of compensation of the named executive officers on a basis that is not tax qualified.

NON-QUALIFIED DEFERRED COMPENSATION

	Executive Contributions in 2008 (a)	Registrant Contributions in 2008 (b)	Aggregate Earnings in 2008	Aggregate Withdrawals/ Distributions (c)	Aggregate Balance at 12/31/08 (d)
Name	($)	($)	($)	($)	($)
D.L. Blankenship	$2,201,125	$-	$909,939	$-	$26,530,954
B.F. Phillips, Jr.	113,710	34,111	(26,015)	-	166,801
J.C. Adkins	66,503	19,951	(8,651)	36,291	50,595
M.K. Snelling	61,792	17,038	(7,676)	50,143	45,747
E.B. Tolbert	35,105	7,304	(6,480)	8,484	26,933
___________________
(a)
Named executive officers are allowed to defer up to 100% of their regular salary, long-term incentive cash payments and bonuses into the plans. The following are the investment funds and their respective one-year rates of return for year ended December 31, 2008, used for tracking earnings in the A. T. Massey Coal Company, Inc. Executive Deferred Compensation Plan. A named executive officer may elect the investment funds that his account tracks. A named executive officer may change his investment fund election no more than once in a six-month period.

Fund Name	1-Yr Rate of Return
AIM Constellation A	(42.66)
Allianz OCC Renaissance A	(40.04)
American Funds American Balanced A	(25.73)
American Funds Fundamental Invs A	(39.70)
Thornburg International Value	(41.70)
Vanguard 500 Index	(37.02)
Oppenheimer Strategic Income Fund	(8.76)
INVESCO Stable Value Trust	3.40

The following amounts reported in Column (a) are also reported as compensation on the Summary Compensation Table:

• Mr. Phillips: $59,880 of his 2008 base salary.
• Mr. Adkins: $37,801 of his 2008 base salary.
• Mr. Snelling: $33,201 of his 2008 base salary.
• Mr. Tolbert: $23,213 of his 2008 base salary.

(b)	The plans provide for a company fixed match on contributions on up to 10% of eligible deferred compensation.
(c)
Distributions are permitted under the plans. Each named executive officer specifies a distribution date at the time such named executive officer elects to defer. Distributions are paid in either a lump sum or in annual installments of up to 20 years.

(d)
There are no contribution amounts contained in this column by any of the named executive officers that were previously reported as compensation in the Summary Compensation Table for 2006 due to the fact that any and all amounts deferred by the named executive officers during 2006 were paid out to the named executive officer, as applicable, during 2007.

Potential Payments Upon Termination or Change in Control

Change in Control Benefit for Named Executive Officers

In December 2005, we established a Change in Control Severance Program for our key employees, including our named executive officers. On December 23, 2008, we amended and restated the Change in Control Severance Agreements with our key employees, including our named executive officers, except Mr. Phillips who entered into the Phillips Employment Agreement effective as of November 1, 2008.

For purposes of the Change in Control Severance Agreements, “Change in Control” means the occurrence of any of the following events:

•
a third person, including a “group” as defined in Section 13(d)(3) of the Exchange Act, acquires (or has acquired in the last 12 months ending on the date of the most recent acquisition) shares of Common Stock having thirty percent or more of the total number of votes that may be cast for the election of  our directors; or

•
as the result of any cash tender or exchange offer, merger or other business combination, or any combination of the foregoing transactions, (a “Transaction”), the persons who were our directors before the Transaction will cease to constitute a majority of our or any successor Board of Directors and be replaced by persons who appointment or election is not endorsed by the majority of directors before the Transaction.

For purposes of the agreements, a “potential” Change in Control is considered to occur and remain present commencing upon the date that any person or group attempts a Change in Control and the participant is either notified by the Board of Directors or aware of an attempted Change in Control. All decisions regarding the time of the commencement, the pendancy and the abandonment or termination of a potential Change in Control will be made by the Board of Directors in good faith and will be conclusive and binding on the participants. An “actual” Change in Control means that one of the two events described above has occurred.

The general terms of the Change in Control Severance Agreements with the named executive officers are as follows (for capitalized terms that are not defined please see the Change in Control Severance Agreements that were previously filed on the Current Report on Form 8-K with the SEC on December 24, 2008). The terms of the Change in Control Severance Agreements continue for a term of three years from the effective date (with automatic one-year renewals unless we give 30 days notice to a participant). At any time, the Compensation Committee may unilaterally terminate a Change in Control Severance Agreement with a named executive officer, other than in connection with a Change in Control, if the Compensation Committee determines that such named executive officer is no longer a key employee. During the applicable term of each Change in Control Severance Agreement, payments to a named executive officer are only triggered if:

•	there is an Involuntary Termination Associated With a Change in Control within two years after an actual Change in Control;

•
a named executive officer is terminated other than for Cause or other than due to such named executive officer’s death or Disability, and that termination either occurs not more than three months prior to an actual Change in Control occurs or is requested by a third party who initiates and within 12 months effects an actual Change in Control; or

•	a Constructive Termination occurs while a potential Change in Control is pending but before an actual Change in Control occurs.

Upon a named executive officer’s termination by us as a result of or related to a Change in Control for any reason other than Cause, death or Disability, such named executive officer will receive the following benefits (subject to cut back and gross-up provisions, if applicable), in addition to remaining pay and benefits otherwise due to him:

•	a lump sum cash payment equal to 2.5 times Base Pay,

•	a lump sum cash payment equal to 2.5 times Target Bonus,

•	a pro-rated payment of the named executive officer’s Target Bonus for the portion of the fiscal year employed prior to termination,

•	any award under our long-term cash and equity incentive program, which by its terms vests in connection with the Change in Control, and

•	24 months of medical and dental coverage, or a cash payment in lieu thereof.

In no event will the change in control benefits outlined above exceed 2.99 times the sum of a named executive officer’s Base Pay and Bonus.

    A named executive officer will not receive change in control benefits in the event his employment is terminated for Cause, death or Disability. In order for a named executive officer who is entitled to receive payments and benefits as a result of an Involuntary Termination Associated With a Change in Control within the two-year period after an actual Change in Control, the named executive officer must acknowledge and agree that he is bound by the one-year non-compete and non-solicitation provisions contained in the Change in Control Agreement. In order for a named executive officer to receive payments and benefits under the Change in Control Agreement, such named executive officer must also sign a release, generally releasing us from any claims such named executive officer may have against us, other than as they may relate to compensation and benefits. In addition, a named executive officer must agree not to seek employment with us or any affiliated entity for two years after termination.

Severance and Change in Control Benefits for Mr. Blankenship

    Mr. Blankenship may receive additional payments upon termination or a change in control in accordance with his 2008-2009 Letter Agreement. The 2008-2009 Letter Agreement contains provisions in the event Mr. Blankenship’s employment with us was terminated. In the event that Mr. Blankenship’s employment with Massey is terminated during the period commencing January 1, 2008 through December 30, 2009 (the “Employment Period”), for any reason other than for “Cause” (as defined in the Change in Control Severance Agreement) under circumstances where such cessation of employment is not covered by the Change in Control Severance Agreement, then we must pay to Mr. Blankenship, or if Mr. Blankenship was deceased, to his estate, 2.5 times the sum of Mr. Blankenship’s annual base salary of $1,000,000 plus the incentive bonus of $900,000, unless Mr. Blankenship elected to terminate his employment voluntarily during the Employment Period other than for any reason which would constitute a “Constructive Termination Associated With a Change in Control” (as defined and determined pursuant to the procedure set forth in the Change in Control Severance Agreement, under circumstances where such constructive termination is not covered by the Change in Control Severance Agreement).

In the event that Mr. Blankenship’s employment with us was terminated during the period commencing January 1, 2008 through December 31, 2009 for any reason, all of Mr. Blankenship’s rights with respect to the performance-based stock unit award, performance-based cash award, additional stock option award and retention cash bonus award described above, would have terminated and all rights would have ceased, and payment of life insurance premiums as described above would have ceased. The 2008-2009 Letter Agreement also provides that in the event that Mr. Blankenship ceased to be employed on or before December 31, 2009 and was entitled to payment and benefits under the Change in Control Severance Agreement, the performance-based restricted unit award of 120,000 units would vest and become payable based on the closing market price or our Common Stock on the NYSE on the date of termination.

Severance and Change in Control Benefits for Mr. Phillips

Upon Mr. Phillips’ termination by us as a result of or related to a Change in Control (as more fully described in the Phillips Employment and Change in Control Agreement) for any reason other than Cause, death or Disability, or Constructive Termination Associated with a Change in Control (as such term is defined in the Phillips Employment and Change in Control Agreement), Mr. Phillips will receive the following benefits (subject to a cut back provision, if applicable), in addition to remaining pay and benefits otherwise due to him:

•	a lump sum cash payment equal to 2.5 times Base Salary (as such term is defined in the Phillips Employment and Change in Control Agreement),

•	a lump sum cash payment equal to 2.5 times Target Bonus (as such term is defined in the Phillips Employment and Change in Control Agreement),

•	a pro-rated payment of his Target Bonus for the portion of the fiscal year employed prior to termination,

•	any award under the LTIP which by its terms vests in connection with the Change in Control, and

•	twenty-four months of medical and dental coverage, or a cash payment in lieu thereof.

In no event will the change in control benefits exceed 2.99 times the sum of Mr. Phillips’ Base Salary and Bonus (as such term is defined in the Phillips Employment and Change in Control Agreement). Mr. Phillips will not receive change in control benefits in the event his employment is terminated for Cause, death or Disability. In the event Mr. Phillips is entitled to receive payments and benefits as a result of an Involuntary Termination Associated With a Change in Control (as such term is defined in the Phillips Employment and Change in Control Agreement) within the two-year period after an actual Change in Control, he is bound by a one-year non-compete and non-solicitation agreement. In order to receive his payments and benefits, Mr. Phillips also is required to sign a release, generally releasing us from any claims Mr. Phillips may have against us, other than as they may relate to compensation and benefits. The release also requires that Mr. Phillips not seek employment with us or any affiliated entity for a period of two years.

In the event of Mr. Phillips’ cessation of employment with us during the period of the Phillips Employment and Change in Control Agreement for any reason other than for Cause, death, Disability, or Mr. Phillips’ voluntary election to terminate his employment under circumstances where such cessation of employment is not covered as a result of or related to a Change in Control, then we shall pay to him or if he is deceased to his estate, the payments and benefits to which he would have been entitled upon an Involuntary Termination Associated With a Change in Control. If Mr. Phillips’ employment terminates on account of his Disability, he shall be entitled to receive disability benefits under any disability benefit program maintained by us that covers him and any payment or benefit otherwise expressly provided to him. If Mr. Phillips’ employment terminates on account of his death, then we shall pay to his estate 2.5 times the sum of (i) his then-current base salary and (ii) his then-current target bonus.

Notwithstanding the foregoing, Mr. Phillips is eligible to receive the following severance benefits pursuant to the Phillips Employment and Change in Control Agreement. Any restrictions remaining on the grants of 18,000 shares of restricted stock and 11,340 restricted units issued pursuant to the Phillips Employment and Change in Control Agreement shall lapse no later than upon Mr. Phillips’ death, disability or termination of employment by the Company for any reason other than cause within two years following a change in control. Any restrictions remaining on the grant of 75,000 stock options issued pursuant to the Phillips Employment and Change in Control Agreement shall lapse no later than upon Mr. Phillips’ death, disability, retirement or termination of employment by the Company for any reason other than cause within two years following a change in control. If Mr. Phillips remains in the Company’s employ until his death, disability or a change in control the Company shall pay to Mr. Phillips (or, in the event of his death, his estate) the remaining unpaid an unearned retention bonus installments granted pursuant to the Phillips Employment and Change in Control Agreement. In the event that Mr. Phillips’ employment with the Company ceases at any time during the term of the Phillips Employment and Change in Control Agreement, Mr. Phillips’ vesting under all restricted stock and restricted unit awards then outstanding shall thereafter include in the basis for vesting any continuous service as a member of the Board of Directors and no forfeiture shall occur by reason of his cessation of employment so long as he remains a member of the Board of Directors. In addition, depending upon the circumstances, Mr. Phillips also may be eligible to receive pension credit for various grants or payments pursuant to the Phillips Employment and Change in Control Agreement.

Severance Benefits for Mr. Adkins

Mr. Adkins is entitled to Change in Control benefits under his Change in Control Severance Agreement, the terms of which are described above. Pursuant to the terms of the Adkins Retention and Employment Agreement, in the event his employment ceases during its term ending on November 12, 2010 for any reason other than Cause under circumstances where he is not covered by his Change in Control Severance Agreement, then we will pay to him, or if he is deceased, to his estate 2.5 times the sum of his then-current Base Salary (as such term is defined in the Adkins Retention and Employment Agreement) and his then-current Annual Cash Bonus target (as such term is defined in the Adkins Retention and Employment Agreement) for the fiscal years remaining under the term of the Adkins Retention and Employment Agreement, unless he elects to terminate his employment voluntarily during the term of the Adkins Retention and Employment Agreement other than for any reason that would constitute a Constructive Termination Associated With a Change in Control under circumstances that would not otherwise be covered by the Change in Control Severance Agreement. If Mr. Adkins is terminated for Cause, dies or is Disabled, he is not entitled to the severance benefits outlined above.  If his employment terminates for account of Disability he shall be entitled to receive disability benefits.

Severance and Change in Control Benefits for Mr. Snelling

Mr. Snelling is entitled to Change in Control benefits under his Change in Control Severance Agreement, the terms of which are described above.  Pursuant to the terms of the Snelling Employment Agreement, he is entitled to payments in the event of a Covered Termination. A Covered Termination is the severance of employment that occurs during the terms ending on May 25, 2009 and prior to the occurrence of a Change in Control, under circumstances where Mr. Snelling is not entitled to any compensation, payment or benefit under his Change in Control Severance Agreement and is due either to a termination by us other than for Cause and other than due to his death or Disability, or a termination by Mr. Snelling for Good Reason. In the event of a Covered Termination, Mr. Snelling is entitled to a payment equal to his base salary through May 25, 2009 (but in no event exceeding 2.5 times his base salary), any unpaid retention awards pursuant to the Snelling Employment Agreement, any earned but unpaid annual bonuses and any and all target annual cash bonus awards for fiscal years 2006, 2007, and 2008 that has not ended prior to the termination of employment, plus 5/12 of his annual cash bonus award for 2009, any and all target long-term cash incentive bonus awards that contain as a last year of measurement 2006, 2007, or 2008 that has not ended prior to the termination of employment, plus 29/36 of the target amount for the long-term performance period that contains as  a last year of measurement, fiscal year 2009, all outstanding equity-based awards granted prior to or during the term of the Snelling Employment Agreement that otherwise would have vested during the term of the Snelling Employment Agreement shall automatically be vested, and from the date of the termination to the end of the term of the Snelling Employment Agreement, medical coverage in effect on the date of termination.

Severance and Change in Control Benefits for the Named Executive Officers

All of the payments and benefits triggered upon the various circumstances set forth in the tables on pages 64-68 of this Proxy Statement were provided as either (i) additional benefits for a named executive officer as (A) a result of negotiations with such individual, (B) a means to further reward such individual for performance, or (C) to provide additional incentive to retain such individual, or (ii) general benefits provided to all recipients of such awards (e.g. equity award vesting upon death, permanent and total disability and change in control). The Compensation Committee, in consultation with its outside benefit consultant, determined what it believed to be both reasonable and appropriate to provide as benefits for each named executive officer under the various termination scenarios described herein.

The Compensation Committee believed the acceleration of vesting of equity awards to be both a reasonable and appropriate means to provide additional financial resources to a recipient or their family members under circumstances resulting in the loss of life, physical function or job. The value of these payments in these instances varies by individual based on the number of outstanding unvested equity awards one holds, which in turn is based upon grants made over time according to what level in the long-term incentive program an individual was placed in at such time. The value of these amounts, however, are credited against the maximum benefit allowable under the change in control severance payments made to a named executive officer only upon both a change in control event and a subsequent covered termination. All the named executive officers entered into a stand alone change in control agreement, with the exception of Mr. Phillips, whose change in control benefits are found in the Phillips Employment Agreement. The Compensation Committee, in consultation with its outside benefit consultants determined that upon a termination upon a change in control a participant could receive no more than 2.99 times base salary and target bonus, inclusive of the value of outstanding equity awards that would accelerate under such circumstances. This ceiling was put in place by the Compensation Committee in response to a stockholders’ request. The Compensation Committee reviewed the request, found it to be reasonable and a matter of good corporate governance and adopted the policy.

The purpose of these change in control protections, including the acceleration of vesting of equity awards, is to retain certain members of management in the face of uncertainty surrounding a potential or actual change in control by providing a participant with an attractive benefit that would be due and payable to the participant only in the event such participant continued to work during such uncertainty and subsequently found himself terminated or constructively terminated as a result of a change in control. While Massey generally does not believe that a change of control alone is sufficient to trigger a benefit, it does believe providing a participant with a benefit in the event he is terminated or constructively terminated as a result of a change in control is appropriate because it allows our senior management to focus on running our company to maximize stockholder value and mitigate the necessity for management’s attention to be diverted toward finding new employment in the event a change of control occurs. Massey believes that by providing this potential benefit, it is able to better retain and attract named executive officers and incentivize them to continue in their efforts to contribute to Massey’s overall performance in the face of uncertainty. In addition, Massey believes that it should provide reasonable severance benefits to employees in the event their positions are eliminated. With respect to the named executive officers, these severance benefits should reflect the fact that it may be difficult for executives to find comparable employment within a short period of time.

The multiples of base salary and target bonus that are paid upon certain payment triggers were determined in consultation with Massey’s independent outside compensation consultants and with discussions with management. Massey believes that the multiples of the compensation components it has chosen to pay upon a change of control are appropriate and reasonable for each named executive officer.

Post Employment Payments

The following tables show the estimated payments and benefits for each named executive officer under the various employment termination scenarios discussed above assuming the triggering event took place on December 31, 2008. “CIC” refers to a Change in Control as such term is defined in the applicable agreement.

The tables reflect enhanced termination and Change in Control payments and benefits. Other vested payments payable to the named executive officers upon termination of employment may be found in the following tables or sections of this Proxy Statement: Stock options – see “Outstanding Equity Awards at Fiscal Year End” table; Pension Benefits – see “Pension Benefits” section; Nonqualified Deferred Compensation – see “Nonqualified Deferred Compensation” section; and payments under broad-based nondiscriminatory benefit programs are not reflected in these tables.

POST-EMPLOYMENT PAYMENTS – DON L. BLANKENSHIP

	Executive Payments and Benefits upon Termination/CIC	Retirement		Involuntary Termination for Cause	Involuntary Termination Without Cause	CIC with Termination for Good Reason or Without Cause		Death		Disability
	Compensation:
	Severance	$0		$0	$4,750,000	$4,750,000		$4,750,000		$4,750,000
	Other Cash Incentives
	- 2008 Bonus (a)	$1,225,440		$0	$1,225,440	$900,000		$1,225,440		$1,225,440
	- Retention Bonus	$0		$0	$0	$0		$0		$0
	Long-term Incentives
	- Acceleration of Unvested Stock Options (b)	$0	(c)	$0	$0	$0	(c),(d)	$0	(c)	$0	(c)
	- Acceleration of Unvested RS/RSUs (b),(e)	$0		$0	$0	$627,404	(d)	$627,404		$627,404
	- Cash LTI Awards	$0		$0	$0	$900,000	(d)	$521,642	(f)	$521,642	(f)
	Benefits & Perquisites:
	Enhanced SERP Benefits (g)	$0		$0	$0	$0		$0		$0
	Medical & Dental	$0		$0	$0	$11,288	(h)	$0		$0
	Enhanced Supp. Benefit (Split Dollar) (i)	$0		$0	$0	$0		$4,000,000		$163,241	(j)
	Retiree Medical (k)	$0		$0	$0	$0		$0		$0
	Deferred Compensation	N/A		N/A	N/A	$0		N/A		N/A
	Successor Development & Retention Program (l)	$517,168		$517,168	$517,168	$517,168		$517,168		$517,168
	280G Tax Gross-up/Scaleback	N/A		N/A	N/A	$0	(m)	N/A		N/A
	Total	$1,742,608		$517,168	$6,492,608	$7,705,860		$11,641,654		$7,804,895

(a)
If Mr. Blankenship were terminated on December 31, 2008, he would be entitled to receive his 2008 bonus paid out based on actual performance (except in the circumstances of a termination in connection with a CIC or involuntary termination for cause).  This bonus is also disclosed in the Summary Compensation Table.  In the event of termination in connection with CIC, Mr. Blankenship would be entitled to receive his target bonus.

(b)	Equity awards valued at Massey's closing stock price of $13.79 as of December 31, 2008.
(c)
Represents intrinsic value of unvested stock options.  With the exception of certain options which must be exercised within 20 days following their vesting, upon termination due to retirement, death or disability, participants would have the lesser of 3 years or the remaining term of the option to exercise option grants under the 1996 and 2006 Plans.  Upon termination following a CIC participants have the lesser of 3 years or the remaining term of the option to exercise option grants under the 1996 Plan and the lesser of 3 months or the remaining term for options grants under the 2006 Plan.  Unexercised vested stock options are disclosed in the Outstanding Equity Awards at Fiscal Year-End Table.

(d)	Vesting of equity awards following a CIC does not accelerate if termination is for good reason.
(e)
Amount does not include Mr. Blankenship's performance based RSUs payable for performance in calendar years 2008 and 2009.  If Mr. Blankenship were to be terminated on December 31, 2008, performance RSUs for calendar year 2008 would be paid based on actual performance and performance RSUs for calendar year 2009 would be forfeited.

(f)
Upon death or disability, a pro-rata portion of all outstanding cash LTI awards are paid out based on actual performance.  For performance cycles ending after 2008, the payouts are estimated assuming target performance.

(g)	Table includes enhanced SERP benefits only. Vested SERP benefits are disclosed in the Pension Benefits Table.
(h)	Represents the cost of providing medical and dental benefits for 24 months at $447.93 per month. The cost of benefits is assumed to increase 10% annually.
(i)
Table includes enhanced Supplemental Benefit Plan benefits only.  If Mr. Blankenship were to terminate on December 31, 2008 for any reason other than death or disability, he would be eligible to receive a salary continuation benefit of $9,069.01 per month payable for 120 months.

(j)
Should Mr. Blankenship become disabled, the Company is required to keep Mr. Blankenship's split dollar life insurance in force for two years following his disability.  As of December 31, 2008, no further premiums would be required, however, the need for further premiums would be reevaluated during the disability period. Should no death occur by December 31, 2008, Mr. Blankenship would be entitled to receive salary continuation benefits of $10,429.55 per month payable for 120 months, enhancing vested monthly benefits by $1,360.34 per month. The amount calculated above reflects the enhanced salary continuation benefits of $163,241. If the executive dies within 2 years of disability his beneficiaries would receive a $4,000,000 death benefit.

(k)	Table does not included the value of Company sponsored broad-based post-retirement medical benefits which the executive is currently entitled to receive upon termination of employment.
(l)
Under the Special Successor Development and Retention Program, upon retirement Mr. Blankenship will be provided the title to a company-owned residence valued at $305,000. Includes estimated income tax gross-up of $212,168.

(m)
Under the executive Employment/CIC Agreement, if payments are subject to excise taxes imposed under IRC Section 4999 the Company will pay to the executive an additional "gross-up" amount so that his after-tax benefits are the same as though no excise tax had applied.  The provision is applicable only if the net after tax benefit to the executive including the gross-up is more than the lesser of $50,000 or 10% of after-tax benefit resulting from reducing the CIC payments to the golden parachute threshold.  The following major assumptions were used to calculate payments under Section 280G:
- Equity valued at Massey's closing on December 31, 2008 of $13.79.
- Parachute payments for time vesting stock options, restricted stock and restricted stock units were valued using Reg. Section 1.280G-1 Q&A 24(c).
- Calculations assume Executive is at retirement age and would be entitled to a pro-rata portion of his actual annual bonus upon retirement. Therefore, the 2008 bonus is treated as a vested payment that is accelerated upon a CIC and valued using Treas. Reg. Section 1.280G-1 Q&A 24(b).
- Calculations include an estimated value for the non-compete provision.  Value estimated to be the lesser of total severance and benefits or current target remuneration. Target remuneration includes salary, target bonus, target long-term incentives and one year of pension earnings.

POST-EMPLOYMENT PAYMENTS – BAXTER F. PHILLIPS, JR.

	Executive Payments and Benefits upon Termination/CIC	Retirement		Involuntary Termination for Cause	Involuntary Termination Without Cause		CIC without Termination		CIC with Termination for Good Reason or Without Cause		Death		Disability
	Compensation:
	Severance	$0		$0	$2,437,500		$0		$2,437,500		$2,437,500		$0
	Other Cash Incentives
	- 2008 Bonus	$568,750	(a)	$0	$325,000		$0		$325,000		$0		$0
	- Retention Bonus	$0		$0	$0		$600,000		$600,000		$600,000		$600,000
	Long-term Incentives
	- Acceleration of Unvested Stock Options (b)	$0	(c)	$0	$0		$0		$0	(c),(d)	$0	(c)	$0	(c)
	- Acceleration of Unvested RS/RSUs (b)	$0		$0	$0		$0		$847,823	(d)	$847,823		$847,823
	- Cash LTI Awards	$0		$0	$0		$0		$266,667	(d)	$187,997	(e)	$187,997	(e)
	Benefits & Perquisites:
	Enhanced SERP Benefits (f)	$0		$0	$0		$560,444	(g)	$2,693,881	(g)	$560,444	(g)	$560,444	(g)
	Medical & Dental	$0		$0	$33,010	(h)	$0		$33,010	(h)	$0		$0
	Retiree Medical (i)	$0		$0	$0		$0		$0		$0		$0
	Deferred Compensation	$0		$0	$0		$0		$0		$0		$0
	280G Tax Gross-up/Scaleback	N/A		N/A	N/A		$0	(j)	$1,459,536	(j)	N/A		N/A
	Total	$568,750		$0	$2,795,510		$1,160,444		$8,663,417		$4,633,764		$2,196,264

(a)	2008 bonus is paid out based on actual performance. This bonus is also disclosed in the Summary Compensation Table.
(b)	Equity awards valued at Massey's closing stock price of $13.79 as of December 31, 2008.
(c)
Represents intrinsic value of unvested stock options.  Upon termination due to retirement, death or disability, participants would have the lesser of 3 years or the remaining term of the option to exercise option grants under the 1996 and 2006 Plans.  Upon termination following a CIC, participants have the lesser of 3 years or the remaining term of the option to exercise option grants under the 1996 Plan and the lesser of 3 months or the remaining term for options grants under the 2006 Plan. Unexercised vested stock options are disclosed in the Outstanding Equity Awards at Fiscal Year-End Table.

(d)	Vesting of equity awards following a CIC does not accelerate if termination is for good reason.
(e)
Upon death or disability, a pro-rata portion of all outstanding cash LTI awards are paid out based on actual performance.  For performance cycles ending after 2008, the payouts are estimated assuming target performance.

(f)	Table includes enhanced SERP benefits only. Vested SERP benefits are disclosed in the Pension Benefits Table.
(g)	Present value of enhanced benefit calculated using the following assumptions: RP 2000 Blue Collar mortality table projected to 2008 and a discount rate of 6.1%.
(h)	Represents the cost of providing medical and dental benefits for 24 months at $1,309.93 per month. The cost of benefits is assumed to increase 10% annually.
(i)	Table does not included the value of Company sponsored broad-based post-retirement medical benefits which the executive is currently entitled to receive upon termination of employment.
(j)
Under the executive Employment/CIC Agreement, if payments are subject to excise taxes imposed under IRC Section 4999 the Company will pay to the executive an additional "gross-up" amount so that his after-tax benefits are the same as though no excise tax had applied.  The provision is applicable only if the net after tax benefit to the executive including the gross-up is more than the lesser of $50,000 or 10% of after-tax benefit resulting from reducing the CIC payments to the golden parachute threshold.  The following major assumptions were used to calculate payments under Section 280G:

	- Equity valued at Massey's closing on December 31, 2008 of $13.79.
	- Parachute payments for time vesting stock options, restricted stock and restricted stock units were valued using Reg. Section 1.280G-1 Q&A 24(c).
	- Calculations assume Executive is at retirement age and would be entitled to a pro-rata portion of his actual annual bonus upon retirement.
	Therefore, the 2008 bonus is treated as a vested payment that is accelerated upon a CIC and valued using Treas. Reg. Section 1.280G-1 Q&A 24(b).
	- Calculations include an estimated value for the non-compete provision. Value estimated to be the lesser of total severance and benefits or current target remuneration.
	Target remuneration includes salary, target bonus, target long-term incentives and one year of pension earnings.

POST-EMPLOYMENT PAYMENTS – J. CHRISTOPHER ADKINS

	Executive Payments and Benefits upon Termination/CIC	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause		CIC with Termination for Good Reason or Without Cause		Death		Disability
	Compensation:
	Severance	$0	$0	$1,995,000	(a)	$1,757,500		$0		$0
	Other Cash Incentives
	- 2008 Bonus	$0	$0	$0		$325,000		$0		$0
	- Retention Bonus	$0	$0	$0		$0		$0		$0
	Long-term Incentives
	- Acceleration of Unvested Stock Options (b)	$0	$0	$0		$0	(c),(d)	$0	(c)	$0	(c)
	- Acceleration of Unvested RS/RSUs (b)	$0	$0	$0		$360,098	(d)	$360,098		$360,098
	- Cash LTI Awards	$0	$0	$0		$391,667	(d)	$229,664	(e)	$229,664	(e)
	Benefits & Perquisites:
	Enhanced SERP Benefits (f)	$0	$0	$0		$0		$0		$0
	Medical & Dental	$0	$0	$0		$33,010	(g)	$0		$0
	Deferred Compensation	$0	$0	$0		$0		$0		$0
	280G Tax Gross-up/Scaleback	N/A	N/A	N/A		$0	(h)	N/A		N/A
	Total	$0	$0	$1,995,000		$2,867,276		$589,762		$589,762

(a)	Severance equal to 2.5 times current salary plus target annual cash bonus for the fiscal years remaining (including 2008) under his employment agreement.
	Target annual cash bonuses remaining include 2008 ($325,000), 2009 ($355,000) and 2010 ($375,000).
(b)	Equity awards valued at Massey's closing stock price of $13.79 as of December 31, 2008.
(c)
Represents intrinsic value of unvested stock options.  Upon termination due to retirement, death or disability, participants would have the lesser of 3 years or the remaining term of the option to exercise option grants under the 1996 and 2006 Plans.  Upon termination following a CIC, participants have the lesser of 3 years or the remaining term of the option to exercise option grants under the 1996 Plan and the lesser of 3 months or the remaining term for options grants under the 2006 Plan.  Unexercised vested stock options are disclosed in the Outstanding Equity Awards at Fiscal Year-End Table.

(d)	Vesting of equity awards following a CIC does not accelerate if termination is for good reason.
(e)
Upon death or disability, a pro-rata portion of all outstanding cash LTI awards are paid out based on actual performance.  For performance cycles ending after 2008, the payouts are estimated assuming target performance.

(f)	Table includes enhanced SERP benefits only. Vested SERP benefits are disclosed in the Pension Benefits Table.
(g)	Represents the cost of providing medical and dental benefits for 24 months at $1,309.93 per month. The cost of benefits is assumed to increase 10% annually.
(h)
Under the executive CIC Agreement, if payments are subject to excise taxes imposed under IRC Section 4999 the Company will pay to the executive an additional "gross-up" amount so that his after-tax benefits are the same as though no excise tax had applied.  The provision is applicable only if the net after tax benefit to the executive including the gross-up is more than the lesser of $50,000 or 10% of after-tax benefit resulting from reducing the CIC payments to the golden parachute threshold.  The following major assumptions were used to calculate payments under Section 280G:

	- Equity valued at Massey's closing on December 31, 2008 of $13.79.
	- Parachute payments for time vesting stock options, restricted stock and restricted stock units were valued using Reg. Section 1.280G-1 Q&A 24(c).
	- Calculations include an estimated value for the non-compete provision. Value estimated to be the lesser of total severance and benefits or current target remuneration.
	Target remuneration includes salary, target bonus, target long-term incentives and one year of pension earnings.

POST-EMPLOYMENT PAYMENTS – MICHAEL K. SNELLING

	Executive Payments and Benefits upon Termination/CIC	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause/ Good Reason		CIC with Termination for Good Reason or Without Cause		Death		Disability
	Compensation:
	Severance	$0	$0	$220,300		$1,355,000		$0		$0
	Other Cash Incentives
	- 2008 Bonus	$0	$0	$210,000		$210,000		$0		$0
	- Retention bonus	$0	$0	$150,000		$0		$0		$0
	Long-term Incentives
	- Acceleration of Unvested Stock Options (a)	$0	$0	$0	(b)	$0	(b),(c)	$0	(b)	$0	(b)
	- Acceleration of Unvested RS/RSUs (a)	$0	$0	$44,955		$233,865	(c)	$233,865		$233,865
	- Cash LTI Awards	$0	$0	$143,750		$233,333	(c)	$136,567	(d)	$136,567	(d)
	Benefits & Perquisites:
	Enhanced SERP Benefits (e)	$0	$0	$0		$0		$0		$0
	Medical & Dental	$0	$0	$6,550	(f)	$33,010	(f)	$0		$0
	Deferred Compensation	$0	$0	$0		$0		$0		$0
	280G Tax Gross-up/Scaleback	N/A	N/A	N/A		$0	(g)	N/A		N/A
	Total	$0	$0	$775,555		$2,065,208		$370,432		$370,432

(a)	Equity awards valued at Massey's closing stock price of $13.79 as of December 31, 2008.
(b)
Represents intrinsic value of unvested stock options.  Upon termination due to retirement, death or disability, participants would have the lesser of 3 years or the remaining term of the option to exercise option grants under the 1996 and 2006 Plans.  Upon termination following a CIC, participants have the lesser of 3 years or the remaining term of the option to exercise option grants under the 1996 Plan and the lesser of 3 months or the remaining term for options grants under the 2006 Plan.  For involuntary termination/good reason participant has 3 months to exercise under both the 1996 and 2006 Plans. Unexercised vested stock options are disclosed in the Outstanding Equity Awards at Fiscal Year-End Table.

(c)	Vesting of equity awards following a CIC does not accelerate if termination is for good reason.
(d)
Upon death or disability, a pro-rata portion of all outstanding cash LTI awards are paid out based on actual performance.  For performance cycles ending after 2008, the payouts are estimated assuming target performance.

(e)	Table includes enhanced SERP benefits only. Vested SERP benefits are disclosed in the Pension Benefits Table.
(f)	Represents the cost of providing medical and dental benefits for 5 months termination absent a CIC and 24 months termination following a CIC at a
	cost of $1,309.93 per month. The cost of benefits is assumed to increase 10% annually.
(g)
Under the executive CIC Agreement, if payments are subject to excise taxes imposed under IRC Section 4999 the Company will pay to the executive an additional "gross-up" amount so that his after-tax benefits are the same as though no excise tax had applied.  The provision is applicable only if the net after tax benefit to the executive including the gross-up is more than the lesser of $50,000 or 10% of after-tax benefit resulting from reducing the CIC payments to the golden parachute threshold.  The following major assumptions were used to calculate payments under Section 280G:

	- Equity valued at Massey's closing on December 31, 2008 of $13.79.
	- Parachute payments for time vesting stock options, restricted stock and restricted stock units were valued using Reg. Section 1.280G-1 Q&A 24(c).
	- Calculations include an estimated value for the non-compete provision. Value estimated to be the lesser of total severance and benefits or current target remuneration.
	Target remuneration includes salary, target bonus, target long-term incentives and one year of pension earnings.

POST-EMPLOYMENT PAYMENTS – ERIC B. TOLBERT

	Executive Payments and Benefits upon Termination/CIC	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause/ Good Reason	CIC with Termination for Good Reason or Without Cause		Death		Disability
	Compensation:
	Severance	$0	$0	$0	$764,160		$0		$0
	Other Cash Incentives
	- 2008 Bonus	$0	$0	$0	$70,000		$0		$0
	Long-term Incentives
	- Acceleration of Unvested Stock Options (a)	$0	$0	$0	$0	(b),(c)	$0	(b)	$0
	- Acceleration of Unvested RS/RSUs (a)	$0	$0	$0	$157,192	(c)	$157,192		$157,192
	- Cash LTI Awards	$0	$0	$0	$191,667	(c)	$111,754	(d)	$111,754
	Benefits & Perquisites:
	Enhanced SERP Benefits (e)	$0	$0	$0	$0		$0		$0
	Medical & Dental	$0	$0	$0	$33,010	(f)	$0		$0
	Deferred Compensation	$0	$0	$0	$0		$0		$0
	280G Tax Gross-up/Scaleback	N/A	N/A	N/A	$0	(g)	N/A		N/A
	Total	$0	$0	$0	$1,216,029		$268,946		$268,946

(a)	Equity awards valued at Massey's closing stock price of $13.79 as of December 31, 2008.
(b)
Represents intrinsic value of unvested stock options.  Upon termination due to retirement, death or disability, participants would have the lesser of 3 years or the remaining term of the option to exercise option grants under the 1996 and 2006 Plans.  Upon termination following a CIC, participants have the  lesser of 3 years or the remaining term of the option to exercise option grants under the 1996 Plan and the lesser of 3 months or the remaining term for options grants under the 2006 Plan. Unexercised vested stock options is disclosed in the Outstanding Equity Awards at Fiscal Year-End Table.

(c)	Vesting of equity awards following a CIC does not accelerate if termination is for good reason.
(d)
Upon death or disability, a pro-rata portion of all outstanding cash LTI awards are paid out based on actual performance.  For performance cycles ending after 2008, the payouts are estimated assuming target performance.

(e)	Table includes enhanced SERP benefits only. Vested SERP benefits are disclosed in the Pension Benefits Table.
(f)	Represents the cost of providing medical and dental benefits for 24 months at $1,309.93 per month. The cost of benefits is assumed to increase 10% annually.
(g)
Under the executive CIC Agreement, if payments are subject to excise taxes imposed under IRC Section 4999 the Company will pay to the executive an additional "gross-up" amount so that his after-tax benefits are the same as though no excise tax had applied.  The provision is applicable only if the net after tax benefit to the executive including the gross-up is more than the lesser of $50,000 or 10% of after-tax benefit resulting from reducing the CIC payments to the golden parachute threshold.  The following major assumptions were used to calculate payments under Section 280G:

	- Equity valued at Massey's closing on December 31, 2008 of $13.79.
	- Parachute payments for time vesting stock options, restricted stock and restricted stock units were valued using Reg. Section 1.280G-1 Q&A 24(c).
	- Calculations include an estimated value for the non-compete provision. Value estimated to be the lesser of total severance and benefits or current target remuneration.
	Target remuneration includes salary, target bonus, target long-term incentives and one year of pension earnings.

Certain Relationships and Related Transactions

Our Board of Directors has adopted a written related person transaction policy that governs the review, approval or ratification of covered related person transactions. Our Audit Committee manages this policy. The policy generally provides that we may enter into a related person transaction only if the Audit Committee approves or ratifies such transaction in accordance with the guidelines set forth in the policy and if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party; the transaction is approved by the disinterested members of the Board of Directors; or if the transaction involves compensation it is approved by our Compensation Committee.

In the event our management determines to recommend a related person transaction to the Audit Committee, such transaction must be presented to the Audit Committee for review and approval. After review, the Audit Committee will approve or disapprove such transaction and at each subsequently scheduled Audit Committee meeting, our management will update the Audit Committee as to any material change to the proposed related person transaction. In those instances in which our Corporate Secretary, in consultation with our Chief Executive Officer or the Chief Financial Officer, determines that it is not practicable or desirable for us to wait until the Audit Committee meeting, the Chair of the Audit Committee has delegated authority to act on behalf of the Audit Committee and shall present any such decision taken to the Audit Committee for ratification at a subsequent meeting. The Audit Committee (or the Chair) approves only those related person transactions that are in the best interests of Massey and our stockholders, as the Audit Committee (or the Chair) determines in good faith.

For purposes of this policy, “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeds $120,000 annually and in which any related person had, has or will have a direct or indirect material interest. For purposes of determining whether a transaction is a related person transaction, the Audit Committee relies upon Item 404 of Regulation S-K, promulgated under the Exchange Act.

A “related person” is (i) any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer of us or a nominee to become a director, (ii) any person who is known to be the beneficial owner of more than 5% of any class of our voting securities, (iii) any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law or any other familial relationship the Audit Committee from time to time determines is appropriate to include, of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner, and  (iv) any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

Mr. Blankenship’s brother, George Blankenship, is a certified public accountant who, since 1977, has performed accounting services for several of our vendors and independent contractors. He does not provide services to us; however, in 2008, we did reimburse Mr. Blankenship $21,041 for tax preparation fees George Blankenship performed for him.

Mr. Blankenship’s nephew, Keith Blankenship, owns AA Auto Tire & Parts, Inc. (A-A). Several of our subsidiaries purchase automobile and light truck replacement parts from A-A. During the year ended December 31, 2008, our subsidiaries expended an aggregate of $395,828 for goods and services provided by A-A. Other than payments by our subsidiaries for goods and services of A-A, Massey and our subsidiaries make no other payments to A-A or its stockholders or officers. Mr. Blankenship has no financial or other interest in the activities of A-A.

Dan R. Moore, one of our directors, is the Chairman of Moore Group, Inc., a multi-franchise auto dealership holding company. Several of our subsidiaries purchase vehicles and services from subsidiaries of Moore Group, Inc. During the year ended December 31, 2008, we expended an aggregate of $183,350 for vehicles and services provided by subsidiaries of Moore Group, Inc. (representing less than ½ of 1% of Moore Group, Inc. sales in 2008). Other than these payments by our subsidiaries for vehicles and services of subsidiaries of Moore Group, Inc., which were conducted in the normal course of business on a competitive bid basis, Massey and our subsidiaries made no other payments to Moore Group, Inc. or any of its subsidiaries.

Stanley C. Suboleski, one of our directors, provides consulting services to us and our affiliates from time to time. During the year ended December 31, 2008, we expended an aggregate of $57,915 for payments to Mr. Suboleski for his consulting services.

RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal 2

The Audit Committee of the Board of Directors appointed Ernst & Young LLP as our independent registered public accounting firm to perform the audits of our Consolidated Financial Statements, management’s assessment of the effectiveness of our internal control over financial reporting and the effectiveness of internal control over financial reporting for 2009. Ernst & Young LLP was our independent registered public accounting firm for the fiscal years ending December 31, 2008 and December 31, 2007. Fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for fiscal 2008 and 2007, and fees billed for other services rendered by Ernst & Young LLP for the years ended December 31, 2008 and December 31, 2007, were $1,979,000 and $1,877,000, respectively. Components of the audit and non-audit fees are shown below in tabular format in the Audit Committee Report.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

We are asking the stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification. Even if the appointment is ratified, the Audit Committee, exercising its own discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

Board of Directors’ Recommendation

The Audit Committee and the Board of Directors recommend that our stockholders vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is composed of four independent directors and operates under a written charter adopted by the Board of Directors, which is available on our website. See “Availability of Restated Certificate of Incorporation, Restated Bylaws, Corporate Governance Guidelines, Code of Ethics, Committee Charters, SEC Filings and Other Materials” on page 88. The Board of Directors has determined that each of the members is financially literate and has the requisite accounting or related financial management expertise, as such terms are interpreted by the Board of Directors in its business judgment, to serve as members of the Audit Committee and that Messrs. Crawford and Moore are each an “audit committee financial expert” under the rules promulgated by the SEC under the Sarbanes-Oxley Act. The charter of the Audit Committee specifies that the Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders and investment community, relating to:

•	our accounting, reporting and financial practices, including the integrity of our financial statements;

•	our compliance with legal and regulatory requirements;

•	the independent registered public accounting firm’s qualifications and independence; and

•	the performance of our internal audit function and independent registered public accounting firm.

The Audit Committee is responsible for the selection of our independent registered public accounting firm.  Management is responsible for our internal controls and disclosure controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and of the effectiveness of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and for issuing reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. In this context, the Audit Committee has met and held discussions with management and Ernst & Young LLP, our independent registered public accounting firm. The Audit Committee’s meetings include executive sessions with management and, whenever it is deemed appropriate, executive sessions with our independent registered public accounting firm and with our internal auditors, in each case without the presence of management. During fiscal 2008, the Audit Committee held nine meetings.

During fiscal 2008, management represented to the Audit Committee that our quarterly and annual consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed these consolidated financial statements with management and Ernst & Young LLP prior to their issuance.

The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality of our accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, the scope of the auditor’s responsibilities, significant accounting adjustments, and any disagreements with management.

Based upon the Audit Committee’s discussions with management and Ernst & Young LLP and the Audit Committee’s review of the representations of management and the report of Ernst & Young LLP to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on March 2, 2009. The Audit Committee also reviews with management and the registered independent public accounting firm the results of that firm’s review of the unaudited financial statements that are included in our quarterly reports on Form 10-Q.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted procedures for pre-approval of non-audit services performed by our independent registered public accounting firm. Management is required to obtain a written description of the non-audit services to be provided and the projected cost. Management forwards this information and a request to engage the independent registered public accounting firm for non-audit services to the Audit Committee members for approval. Approval authority has been delegated to the Chairman of the Audit Committee or his/her designee. Prior to approval, the Chairman of the Audit Committee confirms that the requested non-audit service is not a prohibited service as set out in SEC regulations and discloses any such approvals at the next meeting of the Audit Committee. The Audit Committee pre-approved all services performed by our independent registered public accounting firm in 2008.

Fees Billed by Ernst & Young LLP
	Fiscal year ended December 31, 2008	Fiscal Year Ended December 31, 2007

Audit fees	$1,696,000	$1,680,000

Audit-related fees	268,000	190,000

Tax fees	15,000	7,000

All other fees	-	-

Total Fees	$1,979,000	$1,877,000

As noted in the table above, aggregate fees for services rendered by Ernst & Young LLP were approximately $1,979,000 for the fiscal year ended December 31, 2008 and $1,877,000 for the fiscal year ended December 31, 2007. These amounts are comprised of the following:

Audit fees are fees billed for professional services rendered for the audit of the annual financial statements (including professional services required by the Sarbanes-Oxley Act rendered for the audits of the effectiveness of internal control over financial reporting), review of quarterly information, and services that generally only the auditor reasonably can provide. This category includes fees for consultation on the filing of and review of documents filed with the SEC and other accounting and financial reporting consultation and research work necessary to comply with PCAOB standards.

Audit-related fees are fees billed for accounting services (not classified as audit fees services as described above) and include fees paid to Ernst & Young LLP for specific-purpose audits and other consultations concerning financial accounting and reporting matters.

Tax fees are fees billed for professional services rendered for tax compliance, tax advice, and tax planning.

All other fees are fees for products or services other than those in the above three categories. Ernst & Young LLP did not provide any services other than those described above.

Independence of Ernst & Young LLP

The Audit Committee has considered whether the provision of services described above under “Audit-related fees” and “Tax fees” is compatible with maintaining the independence of Ernst & Young LLP. The Audit Committee has had discussions with Ernst & Young LLP in which inquiries were made into its operations and conflict procedures, including the independence of its auditing function.

The Audit Committee also has received the written disclosures and a letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the audit committee concerning independence and has discussed with Ernst & Young LLP that firm’s independence from us.

Audit Committee

February 16, 2009	James B. Crawford	Robert H. Foglesong
E. Gordon Gee	Dan R. Moore

The Audit Committee Report does not constitute solicitation material and should not be deemed filed or incorporated by reference into any of our filings except to the extent that we specifically incorporate this report by reference therein.

APPROVAL OF (I) AMENDMENTS TO THE 2006 PLAN TO (A) INCREASE THE NUMBER OF SHARES OF MASSEY COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE 2006 PLAN, (B) LIMIT THE MAXIMUM NUMBER OF SHARES AVAILABLE FOR AWARDS GRANTED IN ANY FORM PROVIDED FOR UNDER THE 2006 PLAN OTHER THAN OPTIONS OR STOCK APPRECIATION RIGHTS AND (C) REVISE THE AVAILABLE SHARE COUNTING RULES OF THE 2006 PLAN AND (II) AMENDMENTS TO 2006 PLAN TO UPDATE, CLARIFY AND RE-APPROVE THE QUALIFYING PERFORMANCE CRITERIA CONTAINED 2006 PLAN

Proposal 3

On March 25, 2009, the Board of Directors of Massey approved and is presently proposing for stockholder approval the following:

•	Amendments to the 2006 Plan to:

o	Increase the number of shares of Massey Common Stock authorized for issuance under the 2006 Plan by 1,550,000 shares,

o
Limit the maximum number of shares available for awards granted in any form provided for under the 2006 Plan other than options or stock appreciation rights to no more than 75% of the total number of issuable shares and

o	Revise Section 4.3 of the 2006 Plan to provide that shares of Common Stock subject to an award under the 2006 Plan may not again be made available for issuance under the 2006 Plan if such shares are:

•	Shares that were subject to an option or a stock-settled stock appreciation right and were not issued upon the net settlement or net exercise of such option or stock appreciation right,

•	Shares delivered to or withheld by the Company to pay the exercise price or the withholding taxes under options or stock appreciation rights, or

•	Shares repurchased on the open market with the proceeds of an option exercise; and

•
Amendments to the 2006 Plan to update, clarify and re-approve the qualifying performance criteria contained in the 2006 Plan in order for Massey to continue to deduct for U.S. federal income tax purposes certain performance-based compensation paid to the named executive officers.

Background

The 2006 Plan was adopted by the Board of Directors of Massey on February 21, 2006 and was approved by Massey’s stockholders at the May 16, 2006, annual stockholders’ meeting in accordance with applicable laws and applicable rules of the NYSE. The 2006 Plan became effective once the results of the 2006 annual stockholder meeting were certified by the independent inspectors of election on June 28, 2006 (the Effective Date). The 2006 Plan was amended effective August 15, 2006 to place further limitations on awards that did not require stockholder approval. The 2006 Plan was further amended effective November 14, 2006, in a manner that did not require stockholder approval, in order (1) to revise the definition of “Fair Market Value” as used in connection with valuing the common stock of Massey under the 2006 Plan for awards made on or after November 14, 2006 and (2) to provide for mandatory equitable adjustments in awards outstanding under the 2006 Plan as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, spin-off or the like, or if substantially all of the property and assets of Massey are sold. The 2006 Plan was further amended effective January 1, 2009, in a manner that did not require stockholder approval, to ensure compliance with the requirements of Section 409A of the Code. Recently, the 2006 Plan was amended effective March 25, 2009, in a manner that did not require stockholder approval, to prohibit any amendment of the terms of outstanding awards that reduces the exercise price of outstanding awards below that of the original awards without stockholder approval, except in connection with certain corporate transactions.

    Reasons to Approve (I) the Amendments to the 2006 Plan to (A) Increase the Number of Shares of Massey Common Stock Authorized for Issuance Under the 2006 Plan, (B) Limit the Maximum Number of Shares Available for Awards Granted in Any Form Provided for under the 2006 Plan Other Than Options or Stock Appreciation Rights and (c) Revise the Available Share Counting Rules of the 2006 Plan and (II) the Amendments to the 2006 Plan to Update, Clarify and Re-Approve the Qualifying Performance Criteria Contained in the 2006 Plan

When initially adopted, there were 3,500,000 shares of Massey Common Stock authorized for issuance under the 2006 Plan plus certain remaining authorized shares issuable under prior plans. As of March 31, 2009, there were only 1,568,839 shares of Massey Common Stock remaining to be issued under the 2006 Plan. This amendment is proposed to give

Massey flexibility to grant options, stock appreciation rights, restricted stock and other stock-based awards under the 2006 Plan. Massey believes that grants of stock-based awards provide an effective means of motivating employee performance and recognizing employee contributions to the overall success of Massey. In addition, grants of stock-based awards align the interests of the employees with the interests of the stockholders so that the employees are rewarded along with the other stockholders when the Massey is successful. Finally, the Board of Directors of Massey believes that this increase is important to allow Massey to remain competitive in attracting and retaining directors, key employees and non-employee service providers of Massey upon whose judgment, interest, and special effort the successful conduct of our operation are largely dependent.  As part of the proposal to amend the 2006 Plan to increase the number of shares of Massey Common Stock authorized for issuance under the 2006 Plan, the Board of Directors also recommends that the stockholders approve (i) the amendments to limit the maximum number of shares available for awards granted in any form provided for under the 2006 Plan other than options or stock appreciation rights to no more than 75% of the total number of issuable shares and (ii) the amendments to revise Section 4.3 of the 2006 Plan to provide that shares of Common Stock subject to an option or stock appreciation right award under the 2006 Plan may not again be made available for issuance under the 2006 Plan under the circumstances set forth in Section 4.3 of the 2006 Plan.

The Board of Directors has approved the updated performance goals contained in the 2006 Plan (as described below under “Performance Awards and Section 162(m) on page 78) and recommends that the stockholders re-approve such qualifying performance criteria for purposes of Section 162(m) of the Code. Section 162(m) of the Code contains special rules regarding the deductibility of compensation paid to a company’s chief executive officer and to each of the other four most highly compensated executive officers for U.S. federal income tax purposes. The general rule is that annual compensation paid to any of these specified executives will be not be deductible to the extent that it exceeds $1 million for any year. Massey can preserve the deductibility of certain compensation in excess of $1 million, including income from stock options, stock appreciation rights and other performance-based awards that are made under stockholder approved plans and that meet certain other requirements. Among the conditions imposed by Section 162(m) is a requirement that the performance criteria used to determine the performance awards under the 2006 Plan be re-approved by stockholders every five years. The purpose of this proposal is to obtain such re-approval and thereby continue to provide the Compensation Committee of Massey the flexibility to determine compensation that satisfies the requirements of Section 162(m) for deductibility of certain compensation in excess of $1 million.

If the stockholders of Massey do not re-approve these qualifying performance criteria, any compensation expense of Massey associated with performance-based compensation under the 2006 Plan (together with all other non-performance based compensation) in excess of $1 million for Massey’s Chief Executive Officer or its other four most highly compensated executive officers may not be deductible for U.S. federal income tax purposes. If Massey’s stockholders do not re-approve this proposal, the Compensation Committee would consider the possible loss of the deduction, but may approve stock options, restricted stock, incentive awards and stock units and other performance awards for which some of the deduction is lost.

Board of Directors’ Recommendation

The Board of Directors unanimously recommends that Massey’s stockholders vote FOR (i) the amendments to the 2006 Plan (a) increasing the number of shares of Massey Common Stock authorized for issuance under the 2006 Plan by 1,550,000 shares, (b) limiting the maximum number of shares available for awards granted in any form provided for under the 2006 Plan other than options or stock appreciation rights to no more than 75% of the total number of issuable shares and (c) revising Section 4.3 of the 2006 Plan to provide that shares of Common Stock subject to an option or stock appreciation right award under the 2006 Plan may not again be made available for issuance under the 2006 Plan under the circumstances set forth in Section 4.3 of the 2006 Plan and (ii) the amendments to the 2006 Plan updating, clarifying and re-approving the qualifying performance criteria contained in the 2006 Plan in order for Massey to continue to deduct for U.S. federal income tax purposes certain performance-based compensation paid to the named executive officers.

Summary of the 2006 Plan

The following brief summary of certain features of the 2006 Plan is qualified in its entirety by reference to the full text of the 2006 Plan, as amended and restated, a copy of which is attached to this proxy statement as Annex A and includes the proposed changes to the 2006 Plan.

Administration

The 2006 Plan is administered by the Compensation Committee of the Board of Directors, unless otherwise determined by the Board of Directors (the “Committee”), all of whose members are independent, as required by the NYSE. The Committee has all powers necessary or desirable for such administration. In addition to any other powers and, subject to the provisions of the 2006 Plan, the Committee has the following specific powers: (i) to determine the terms and conditions upon which the awards may be made and exercised; (ii) to determine all terms and conditions of each agreement, which need not be identical; (iii) to construe and interpret the agreements and the 2006 Plan; (iv) to establish, amend or waive rules or regulations for the 2006 Plan’s administration; (v) to accelerate the exercisability of any award, the end of a performance period or termination of any period of restriction or other restrictions imposed under the 2006 Plan; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the 2006 Plan. The Committee has the authority to grant awards under the 2006 Plan, from time to time, to such members, non-employee service providers and/or non-employee directors as may be selected by it.

Shares Reserved Under the 2006 Plan

Subject to adjustments for changes in capital stock, the maximum aggregate number of shares of Massey Common Stock that may be issued pursuant to all awards made under the 2006 Plan during the term of the 2006 Plan will not exceed 3,500,000 shares of Massey Common Stock (subject to increase to 5,050,000 shares of Massey Common Stock if approved by the stockholders at the Annual Meeting) plus that number of shares of Massey Common Stock that (i) are represented by restricted stock or unexercised vested or unvested stock options that previously have been granted and are outstanding under the Existing Plans as of the Effective Date and (ii) expire or otherwise lapse, are terminated or forfeited, are settled in cash, or are withheld or delivered to Massey for tax purposes at any time after the Effective Date. Shares of Massey Common Stock underlying expired, canceled or forfeited awards made under the 2006 Plan will be added back into the number of shares of Massey Common Stock available for issuance under the 2006 Plan. With respect to the exercise of an option for which the exercise price is paid with previously acquired shares of Massey Common Stock, the number of shares of Massey Common Stock available for future awards under the 2006 Plan will be reduced only by the net number of new shares of Massey Common Stock issued upon the exercise of the option. In addition, if shares of Massey Common Stock have been delivered or exchanged by, or withheld from, a participant as full or partial payment to Massey for payment of withholding taxes, or if the number of shares of Massey Common Stock otherwise deliverable by Massey to the participant has been reduced for payment of withholding taxes, the number of shares of Massey Common Stock exchanged by or withheld from the participant as payment in connection with the withholding of taxes or so reduced by Massey will again be available for the grant of an award under the 2006 Plan.

Eligibility

Persons eligible to participate in the 2006 Plan are (i) members, (ii) non-employee service providers and (iii) non-employee directors of Massey and its 50% or more owned subsidiaries (whether now existing or hereafter acquired). Multiple grants of awards under the 2006 Plan may be made in any calendar year to one or more participants, subject to the limits stated below.

Types of Awards

The 2006 Plan is a flexible plan that provides the Committee broad discretion to fashion the terms of awards to provide participants with such stock-based and performance-related incentives as the Committee deems appropriate. The 2006 Plan permits the issuance of awards in a variety of forms, including (i) options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted units, (v) unrestricted stock and (vi) incentive awards. The 2006 Plan also provides that each of the foregoing awards can be made contingent on satisfaction or achievement of a performance goal.

Options

The Committee, at any time and from time to time, may grant options under the 2006 Plan (with one option representing one Share) to Massey’s members, non-employee service providers and non-employee directors in such amounts as it will determine; provided, however, that (i) non-employee service providers and non-employee directors may not be granted incentive stock options (“ISOs”), (ii) no participant may be granted options in any calendar year for more than 400,000 shares of Massey Common Stock, provided that only for purposes of qualifying for the performance-based compensation exception under Section 162(m) of the Code, options which are awarded and then canceled continue to count against this limit, and (iii) the aggregate fair market value (determined at the time the award is made) of shares of Massey Common Stock with respect to which any participant may first exercise ISOs granted under the 2006 Plan during any calendar year may not exceed $100,000 or such amount as will be specified in Section 422 of the Code and rules and regulations thereunder.

Each option grant will be evidenced by an agreement that will specify the type of option granted, the option price, the duration of the option, the number of shares of Massey Common Stock to which the option pertains, any conditions imposed upon the exercisability of options in the event of retirement, death, disability or other termination of employment or service, and such other provisions as the Committee will determine. The agreement will specify whether the option is intended to be an ISO within the meaning of Section 422 of the Code, or a non-qualified stock option (“NQSO”) not intended to be an ISO within the meaning of Section 422 of the Code; provided, however, that if an option is intended to be an ISO but fails to be such for any reason, it will continue in full force and effect as a NQSO. If an option is intended to vest based on performance, the terms and conditions thereof, including the performance goal and performance period, will be set forth in an agreement or in a subplan of the 2006 Plan that is incorporated by reference into an agreement and the requirements to satisfy or achieve the performance goal as so provided therein will be considered to be restrictions under the 2006 Plan.

The option price of an option will be determined by the Committee subject to the following limitations. The option price will not be less than 100% of the fair market value of such stock on the grant date. In addition, an ISO granted to a member who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of Massey, will have an option price that is at least equal to 110% of the fair market value of such stock on the grant date.

Each option will expire at such time as the Committee will determine; provided, however, that no option will be exercisable after the expiration of ten years from its grant date. In addition, an ISO granted to a member who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of Massey, will not be exercisable after the expiration of five years from its grant date.

Subject to the Committee’s determination, the exercise price of any option may be paid in cash, by delivery of shares of Massey Common Stock (which may be restricted stock or unrestricted stock and/or subject to a buyback right) valued at fair market value at the time of exercise, through an approved “cashless exercise,” or by a combination of these methods.

Stock Appreciation Rights

Subject to the terms and conditions of the 2006 Plan, the Committee, at any time and from time to time, may grant stock appreciation rights (“SARs”) under the 2006 Plan to members and non-employee service providers in such amounts as it will determine; provided, however, that no participant may be granted more than 400,000 SARs in any calendar year.

Each SAR grant will be evidenced by an agreement that will specify the base value, the duration of the SAR, the number of shares of Massey Common Stock to which the SAR pertains, any conditions imposed upon the exercisability of the SAR in the event of retirement, death, disability or other termination of employment or service, and such other provisions as the Committee will determine. SARs granted under the 2006 Plan will be exercisable at such times and be subject to such restrictions and conditions as the Committee will determine, which need not be the same for all participants consistent with the 2006 Plan. If a SAR grant is intended to vest based on performance, the performance goal and performance period will be set forth in an agreement or in a subplan of the 2006 Plan that is incorporated by reference into an agreement and the requirements to satisfy or achieve the performance goal as so provided therein will be considered to be restrictions under the 2006 Plan.

In no event will the term of any SAR granted under the 2006 Plan exceed ten years from the grant date. A SAR may be exercised only when the fair market value of a Share exceeds the base value.

Upon exercise, the holder of a SAR is entitled to receive, without any payment to Massey (other than applicable taxes), cash or shares of Massey Common Stock (which may be restricted stock or unrestricted stock and/or subject to a buyback right) or a combination thereof equivalent in value to (i) an amount equal to the excess of the fair market value on the exercise date of the shares of Massey Common Stock represented by the SAR over (ii) the fair market value per Share on the grant date or any amount greater than the fair market value stated as the “base value” in the agreement. Payment may be made upon exercise, if provided for in the agreement, on a delayed basis either on an elective or non-elective basis. If paid on a delayed basis, the amount the participant receives may be adjusted for deemed interest or earnings on such basis as the Committee may provide.

Restricted Stock

Subject to the terms and conditions of the 2006 Plan, the Committee, at any time and from time to time, may grant shares of Massey Common Stock of restricted stock under the 2006 Plan to such of Massey’s members, non-employee service providers and non-employee directors and in such amounts as the Committee will determine; provided, however, that no participant may be granted more than 200,000 shares of Massey Common Stock of restricted stock in any calendar year. In addition, the 2006 Plan provides that the normal vesting period for service-based restricted stock awards must be at least three-years with service-based vesting no more rapid than ratably over the course of such period (e.g. a three-year service-based award may vest one-third on each of the first, second and third anniversary of the date of grant). Also, the 2006 Plan provides that the performance period for performance-based restricted stock awards must be at least one year. Participants receiving restricted stock awards are not required to pay Massey (except for applicable tax withholding when due) other than the rendering of services. Unless otherwise provided by the Committee, holders of restricted stock will have voting and dividend rights with respect to the restricted shares of Massey Common Stock with dividends paid in cash or property other than shares of Massey Common Stock paid currently to the participant and with dividends paid in shares of Massey Common Stock accumulated and subject to the restricted stock’s vesting rules. If approved by the Committee, payment of dividends otherwise payable currently to a participant may be deferred on an elective or non-elective basis.

Each restricted stock award will be evidenced by an agreement that will specify the period of restriction, the number of shares of Massey Common Stock of restricted stock granted, and the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions) and such other provisions as the Committee will determine. If an award of restricted stock is intended to be a performance-based compensation award, the terms and conditions of such award, including the performance goal and performance period, will be set forth in an agreement or in a subplan of the 2006 Plan that is incorporated by reference into an agreement and the requirements to satisfy or achieve the performance goal as so provided therein will be considered to be restrictions under the 2006 Plan. Unless otherwise determined by the Committee, custody of shares of Massey Common Stock of restricted stock maintained in certificated form will be retained by Massey until the termination of the restrictions pertaining thereto.

Restricted Units

Subject to the terms and conditions of the 2006 Plan, the Committee, at any time and from time to time, may grant restricted units under the 2006 Plan (with one restricted unit representing one Share) to such of Massey’s members, non-employee service providers and non-employee directors and in such amounts as the Committee will determine; provided, however, that no participant may be granted more than 200,000 restricted units in any calendar year. In addition, the 2006 Plan provides that the normal vesting period for service-based restricted stock awards must be at least three-years with service-based vesting no more rapid than ratably over the course of such period (e.g. a three-year service-based award may vest one-third on each of the first, second and third anniversary of the date of grant). Also, the 2006 Plan provides that the performance period for performance-based restricted stock awards must be at least one year. Participants receiving restricted unit awards are not required to pay Massey (except for applicable tax withholding when due) other than the rendering of services. Holders of restricted units will have no right to vote the shares of Massey Common Stock represented by the units. Unless otherwise provided by the Committee, holders of restricted units have no dividend rights with respect to shares of Massey Common Stock represented by the units except that dividends payable in shares of Massey Common Stock will be deemed converted to additional restricted units and will be subject to the underlying restricted units’ vesting rules.

Each restricted unit award will be evidenced by an agreement that will specify the period of restriction, the number of restricted units granted, and the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions) and such other provisions as the Committee will determine. If an award of restricted units is intended to be a performance-based compensation award, the terms and conditions of such award, including the performance goal and performance period, will be set forth in an agreement or in a subplan of the 2006 Plan that is incorporated by reference into an agreement, and the requirements to satisfy or achieve the performance goal as so provided therein will be considered to be restrictions under the 2006 Plan.

Payment for vested restricted units is made in cash or shares of Massey Common Stock or a combination thereof equivalent in value to the fair market value per share of Massey Common Stock on the vesting date multiplied by the number of shares of Massey Common Stock represented by the vested restricted stock units. Payment for vested restricted units may be made when the restrictions lapse, if provided for in the agreement, on a delayed basis either on an elective or non-elective basis. If paid on a delayed basis, the amount the participant receives may be adjusted for deemed interest or earnings on such basis as the Committee may provide.

Unrestricted Stock

Subject to the terms and provisions of the 2006 Plan, the Committee, at any time and from time to time, may grant unrestricted stock awards under the 2006 Plan to one or more of Massey’s members and non-employee service providers in such amount or amounts as the Committee will determine; provided, however, that no participant may be granted unrestricted stock awards in any calendar year for more than 200,000 shares of Massey Common Stock nor may more than 5% of the total shares of Massey Common Stock authorized under the 2006 Plan be issued as unrestricted stock awards during the term of the 2006 Plan, subject to certain limited exceptions. Participants receiving unrestricted stock awards are not required to pay Massey (except for applicable tax withholding when due). Payment of an unrestricted stock award will be effected as soon as practicable after the grant date.

Incentive Awards

Subject to the terms and conditions of the 2006 Plan, incentive awards may be granted to Massey’s members and non-employee service providers at any time and from time to time as will be determined by the Committee. Each incentive award will confer upon the participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period of not less than one year. Each incentive award will be evidenced by an agreement that will contain provisions regarding (i) the target, minimum and maximum amounts payable to the participant as an incentive award, (ii) the performance criteria and level of achievement versus these criteria that will determine the amount of such payment, (iii) the period as to which performance will be measured for establishing the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the incentive award prior to actual payment, (vi) forfeiture provisions, (vii) immediate vesting provisions, and (viii) such further terms and conditions, in each case not inconsistent with the 2006 Plan as may be determined from time to time by the Committee. In establishing the provisions of incentive awards, the Committee may refer to categories of such awards as parts of a subplan or a “Program” under the 2006 Plan, which names will not affect the applicability of the 2006 Plan. The maximum amount payable as an incentive award may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of an incentive award granted under the 2006 Plan for any fiscal year to any participant that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code will not exceed $10,000,000.

The Committee will establish the performance criteria and level of achievement versus the criteria that will determine the target, minimum and maximum amounts payable under an incentive award, which criteria may be based on financial performance and/or personal performance evaluations. The Committee may specify the percentage of the target incentive award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of an incentive award that is intended by the Committee to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code will be a measure based on one or more performance goals selected by the Committee and specified at the time required under Section 162(m) of the Code.

The Committee will determine the timing of payment of any incentive award. The Committee may provide for or, subject to such terms and conditions as the Committee may specify in the agreement and subject to the requirements of Section 409A of the Code, may permit a participant to elect for the payment of any incentive award to be deferred to a specified date or dates or to an event. Payment of the amount to which a participant will be entitled upon the settlement of an incentive award will be made in cash, shares of Massey Common Stock, property or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as determined or permitted by the Committee in the agreement. Payment may be made (i) in shares of Massey Common Stock (which may be restricted stock or unrestricted stock), valued at the fair market value on the date of settlement, (ii) in cash or (iii) in a combination thereof as determined or permitted by the Committee, either at the time of the award or, unless otherwise provided in the applicable agreement, thereafter, and as provided in the agreement.

Performance Awards and Section 1162(m)

The Committee is authorized to condition any type of award on one or more performance measures or goals set by the Committee in its discretion for each performance award. For purposes of the 2006 Plan, a Performance Goal may include any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either Massey as a whole or to a business unit, subsidiary or business segment, either individually, alternatively or in any combination, subset or component, applied to either Massey as a whole or to a business unit, subsidiary or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award: (i) cash flow, (ii) earnings (including, without limitation, gross margin, earnings before interest, taxes, depreciation and amortization (“EBITDA”), earnings before interest and taxes (“EBIT”), earnings before taxes (“EBT”), earnings after taxes (“EAT”) and net earnings), (iii) earnings per share (basic or diluted), (iv) growth in earnings or earnings per share, (v) stock price, (vi) return on equity or average stockholders’ equity, (vii) total stockholder return, (viii) return on capital, (ix) return on assets or net assets, (x) return on investment, (xi) revenue, (xii) production related items whether based on tons, feet or other standardized unit (including, without limitation, produced tons, released tons, delivered tons, shipped tons, feet per shift for continuous and highwall miners, feet of retreat per day for longwalls, tons per manhour for surface mining, average per ton or foot realization, cash cost per ton or foot, and total manhours), (xiii) reserve acquisitions, (xiv) income or net income, (xv) operating income or net operating income, (xvi) operating profit or net operating profit, (xvii) operating margin, (xviii) return on operating revenue, (xix) market share, (xx) contract awards, fulfillment or backlog, (xxi) overhead or other expense reduction, (xxii) growth in stockholder value relative to the one- or two-year moving average of the S&P 500, S&P 600 Smallcap Index, Bloomberg U.S. Coal Index, or other index of which the Company is a part, (xxiii) liquidity, (xxiv) credit rating, (xxv) strategic plan development and implementation, (xxvi) succession plan development and implementation, (xxvii) retention of members or classes of members (whether or not executives), (xxviii) improvement in workforce diversity, (xxix) improvement in safety performance, (xxx) improvements in environmental performance, (xxxi) capital resource management plan development and implementation, (xxxii) improved internal financial controls plan development and implementation, (xxxiii) corporate tax savings, (xxxiv) corporate cost of capital reduction, (xxxv) obtaining awards, rebates, concessions, credits, and/or recoveries, (xxxvi) investor relations program development and implementation, (xxxvii) corporate relations program development and implementation, (xxxviii) public policy accomplishments, (xxxix) executive performance plan development and implementation, and (xl) tax provision rate for financial statement purposes.

The Committee, in its sole discretion, may adjust any evaluation of performance under a performance goal to take into account any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 (or any replacement thereof) and/or in management’s discussion and analysis of financial condition and results of operations appearing in Massey’s annual report to stockholders for the applicable year. Each of the performance goals will be determined, where applicable and except as provided above, in accordance with generally accepted accounting principles.

Under Section 162(m) of the Code, compensation paid to the Chief Executive Officer and any other executive officer reported in the Summary Compensation Table in a tax year is not deductible if it exceeds $1,000,000 unless it is “performance-based” compensation. Options and SARs are deemed to be performance-based compensation if the exercise price or base value of the shares of Massey Common Stock to which the award relates is at least equal to fair market value of those shares of Massey Common Stock on the date of the award and if the maximum number of shares of Massey Common Stock available for awards is disclosed to and approved by stockholders. Other awards may be performance-based compensation if based on achievement of objective performance goals set by a Committee and the material terms of the compensation or benefit to be paid, including the performance goals that may be used and the maximum that may be paid to any employee, must be disclosed to and approved by stockholders before payment. The Committee must certify that the applicable performance goals and any other material terms are in fact satisfied.

Change in Control

In the event of a change in control of Massey, the Committee, as constituted before such change in control, in its sole discretion may, as to any outstanding award, either at the time the award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such award so that such award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such award by Massey, with or without a participant’s request, for an amount of cash equal to the amount that could have been obtained upon the exercise of such award or realization of such participant’s rights had such award been currently exercisable or payable; (iii) make such adjustment to any such award then outstanding as the Committee deems appropriate to reflect such change in control; or (iv) cause any such award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such change in control.

Modification, Extension and Renewal of Awards

Subject to the terms and conditions and within the limitations of the 2006 Plan, the Committee may modify, extend or renew outstanding awards and may modify the terms of an outstanding agreement, may accept the surrender of outstanding awards granted under the 2006 Plan or outstanding awards granted under any other equity compensation plan of Massey and authorize the granting of new awards pursuant to the 2006 Plan in substitution therefor so long as the new or substituted awards are not of a different type (with options and SARs being one type and thus not eligible to be exchanged for any award other than options or SARs), and otherwise the new awards may specify a longer term than the surrendered awards, may provide for more rapid vesting and exercisability than the surrendered awards, and may contain any other provisions that are authorized by the 2006 Plan. Notwithstanding the foregoing, however, no modification of an award, will, without the consent of the participant, adversely affect the rights or obligations of the participant.

Notwithstanding anything to the contrary in the foregoing, except in connection with a corporate transaction involving Massey (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price or base value of outstanding options or SARs or cancel outstanding options or SARs in exchange for cash, other awards or awards or options or SARs with an exercise price or base value that is less than exercise price or base value of the original options or SARs without stockholder approval.

Amendment, Modification and Termination of the 2006 Plan

At any time and from time to time, the Board of Directors may terminate, amend, or modify the 2006 Plan. Such amendment or modification may be without stockholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the shares of Massey Common Stock are then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations. However, no termination, amendment or modification of the 2006 Plan will in any manner adversely affect any award theretofore granted under the 2006 Plan, without the written consent of the participant.

Non-transferability

Except for authorized family transfers, no award granted under the 2006 Plan, nor any interest in such award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner, other than by will or the laws of descent and distribution, prior to the vesting or lapse of any and all restrictions applicable to any shares of Massey Common Stock issued under an award.

Duration

The 2006 Plan will remain in effect, subject to the right of the Board of Directors to terminate the 2006 Plan at any time, until May 15, 2016, at which time the 2006 Plan will terminate except with respect to awards made prior to and outstanding on that date which will remain valid in accordance with their terms.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences relating to awards under the 2006 Plan based upon the federal income tax laws in effect on the date hereof (other than the compensation deduction limit under Section 162(m) of the Code which is described above under the subsection entitled “Performance Awards and Section 162(m)” of the section “Types of Awards.” This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences. Where shares of Massey Common Stock are received as restricted stock in settlement of an option, a SAR, a restricted unit or an incentive award, the timing and amount of taxation to the participant, as well as the timing and amount of Massey’s income tax deduction, are determined as described below in connection with restricted stock.

ISOs. A participant who receives an ISO will not be subject to taxation at the time of grant or exercise (if exercised not more than three months, or one year if the participant is disabled, after ceasing to be a member of Massey), nor will Massey be entitled to a deduction for federal income tax purposes at such times. However, the excess of the exercise price over the fair market value of shares of Massey Common Stock on the date of exercise is a tax preference item for purposes of determining a participant’s alternative minimum tax. If an ISO is exercised more than three months, or one year if the participant is disabled, after ceasing to be a member of Massey, the option will be treated as a NQSO for federal income tax purposes.

A disposition of the shares of Massey Common Stock acquired on exercise of an ISO after the expiration of the required holding period at a gain will generate long-term capital gain in the year of disposition, and Massey will not be entitled to a deduction for federal income tax purposes. A disposition of the shares of Massey Common Stock acquired on exercise of an ISO prior to the expiration of the applicable holding period (a disqualifying disposition) will subject the participant to taxation as ordinary compensation income in the year of disposition in an amount equal to the excess of the fair market value of shares of Massey Common Stock on the date of exercise over the exercise price (or, if less, the excess of the amount realized on the disposition over the exercise price), and Massey generally will be entitled to a corresponding deduction for federal income tax purposes at that time. The applicable holding period is the longer of two years from the date of grant or one year from the date of exercise. A participant’s basis in the shares of Massey Common Stock acquired on exercise of an ISO is equal to the exercise price paid plus any amount includible in income as a result of a disqualifying disposition.

NQSOs. A NQSO award results in no taxable income to the participant receiving the award or deduction to Massey at the time of grant. A participant who exercises a NQSO will realize ordinary compensation income in an amount equal to the excess of the fair market value of the shares of Massey Common Stock on the date of exercise over the exercise price. Massey generally will be entitled to a corresponding deduction for federal income tax purposes at that time.

Use of Shares to Exercise Options. If a participant pays all or part of the exercise price for an ISO or NQSO in shares of Massey Common Stock that the participant already owns, the participant will not realize gain or loss on those surrendered shares of Massey Common Stock, but will be taxed according to the rules described above. The shares of Massey Common Stock acquired upon exercise that are equal in number to the shares of Massey Common Stock surrendered will have a basis equal to the basis of the shares of Massey Common Stock surrendered, and (except as noted below with respect to disqualifying dispositions) the holding period of those shares of Massey Common Stock will include the holding period of the shares of Massey Common Stock surrendered. The basis of additional shares of Massey Common Stock received upon exercise of an NQSO will be equal to the market value of those shares of Massey Common Stock on the exercise date, and the holding period will begin on the exercise date. The basis of additional shares of Massey Common Stock received upon exercise of an ISO will be zero, and the holding period will begin on the exercise date. If the participant sells any of the shares of Massey Common Stock received upon exercise of an ISO within two years of the ISO grant date or within one year after exercise, the shares of Massey Common Stock with the lowest basis (i.e., zero basis) will be deemed to be disposed of first, and that disposition will be a disqualifying disposition giving rise to ordinary compensation income as discussed above.

SARs. A SAR award results in no taxable income to the participant receiving the award or deduction to Massey at the time of grant. A participant who exercises a SAR will realize ordinary compensation income in an amount equal to the amount of cash and the fair market value of any shares of Massey Common Stock received. Massey generally will be entitled to a corresponding deduction for federal income tax purposes at that time. If the participant receives shares of Massey Common Stock upon exercise of a SAR, the taxation of the post-exercise appreciation or depreciation is treated as either a short or long-term capital gain or loss, depending upon the length of time the participant held the shares of Massey Common Stock.

Restricted Stock. A restricted stock award generally results in no taxable income to the participant receiving the award or deduction to Massey at the time of grant. A participant receiving restricted stock generally will recognize ordinary compensation income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock. However, a participant may elect, under Section 83(b) of the Code within 30 days of the grant of the restricted stock, to recognize ordinary compensation income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price (if any) of the restricted stock. Thereafter, if the shares of Massey Common Stock are forfeited, the participant will be entitled to a deduction, refund, or loss, for tax purposes only, in an amount equal to any purchase price of the forfeited shares of Massey Common Stock regardless of whether the participant made a Section 83(b) election. With respect to the sale of shares of Massey Common Stock after the forfeiture period has expired, the holding period to determine whether any gain or loss is short or long-term begins when the restriction period expires, and the tax basis for such shares of Massey Common Stock will generally be based on the fair market value of such shares of Massey Common Stock on such date. However, if the participant makes an election under Section 83(b), the holding period will commence on the date of grant, the tax basis will be equal to the fair market value of shares of Massey Common Stock on such date (determined without regard to restrictions), and Massey generally will be entitled to a deduction equal to the amount that is taxable as ordinary compensation income to the participant in the year that such income is taxable. Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant, and will be deductible by Massey, when paid. If, however, the participant makes a Section 83(b) election, the dividends will be taxable as ordinary income to the participant and will not be deductible by Massey.

Restricted Units. A participant will not realize income in connection with the grant of a restricted unit or the credit of any dividend equivalents to his or her account. When shares of Massey Common Stock and/or cash is delivered to the participant, the participant will generally be required to include as ordinary compensation income in the year of receipt, an amount equal to the amount of cash and the fair market value of any shares of Massey Common Stock received. Massey will be entitled to a deduction at that time and in the amount included in the participant’s income by reason of the receipt. For each Share received in respect of a restricted unit, the taxation of the post-exercise appreciation or depreciation is treated as either a short or long-term capital gain or loss, depending upon the length of time the participant held the shares of Massey Common Stock.

Unrestricted Stock. A participant receiving an unrestricted stock award is required to include the fair market value of the shares of Massey Common Stock received as ordinary compensation income upon receipt in an amount equal to the fair market value of the shares of Massey Common Stock received. Massey is entitled to a deduction in the corresponding amount at that time. For each Share received, the taxation of the post-receipt appreciation or depreciation is treated as either a short or long-term capital gain or loss, depending upon the length of time the participant held the shares of Massey Common Stock.

    Incentive Awards. A participant receiving an incentive award is required to include the cash and/or shares of Massey Common Stock received as ordinary compensation income upon receipt in an amount equal to the cash and/or the fair market value of shares of Massey Common Stock received. Massey is entitled to a deduction in the corresponding amount at that time. For each Share received, the taxation of the post-receipt appreciation or depreciation is treated as either a short-term or long-term capital gain or loss, depending upon the length of time the participant held the shares of Massey Common Stock.

Other Federal Income Tax Aspects. On October 22, 2004, the American Jobs Creation Act of 2004 was enacted and included a new tax provision (Section 409A of the Code) affecting “nonqualified deferred compensation.” Any such compensation must, among other things, meet election timing and payment timing requirements. Failure to meet these requirements causes the nonqualified deferred compensation to be taxed when vested, to be subject to an additional 20% federal income tax and to be subject to interest on federal underpayments from the year the compensation vests. Under current IRS guidance certain awards under the 2006 Plan are excluded from nonqualified deferred compensation to which Section 409A of the Code applies. These excluded awards are stock options under which shares of Massey Common Stock are issued, SARs under which shares of Massey Common Stock are issued, restricted stock, restricted units which are paid at or shortly after vesting, unrestricted stock awards and incentive awards that are paid at or shortly after vesting. Other awards under the 2006 Plan may be treated as nonqualified deferred compensation to which Section 409A of the Code applies; and in such case it is generally Massey’s intent that such awards be designed to comply with the election timing, payment timing and other requirements of Section 409A of the Code.

Common Stock

Our Common Stock is listed for trading on the New York Stock Exchange under the symbol “MEE.” The last reported closing price per share of Common Stock as reported by the NYSE on March 31, 2009 was $10.12 per share.

STOCKHOLDER PROPOSALS

Proposal 4

Stockholder Proposal Regarding an Environmental Progress Report

A stockholder has informed us that it intends to present the following proposal at the Annual Meeting. We have also been informed that several other stockholders are co-sponsoring the proposal. We are not responsible for the content of the proposal or supporting statement. We will provide our stockholders with the proponents’ names and addresses and the number of shares of Common Stock held by the proponents promptly upon receipt of an oral or written request.

Stockholder Proposal – Environmental Progress Report

WHEREAS:

In January 2008, Massey agreed to pay a $20 million civil penalty to settle a lawsuit brought by the U.S. Environmental Protection Agency (EPA) for Clean Water Act (CWA) violations at Massey's coalmines in West Virginia and Kentucky. This was the largest civil penalty in EPA's history levied against a company for wastewater discharge permit violations.

EPA charged that Massey “illegally poured pollutants into West Virginia and Kentucky waterways about 4,633 times within the past six years” and that Massey discharged metals, sediment, and acid mine drainage into hundreds of rivers and streams in West Virginia and Kentucky in amounts 40 percent or more than allowed. Some pollutants were discharged at levels more than 10 times over the permit limits. “These spills occurred as a result of failures in the processing, storage, and transportation of coal slurry.” (EPA News Release, January 17, 2008.) http:/yosemite.epa.gov/opa/admpress.nsf/dc57b08b5acd42bc852573c90044a9c4/6944ea38b888dd03852573d3005074ba!OpenDocument

In addition to the penalty, Massey was required to invest $10 million to develop and implement procedures to prevent future violations, including a comprehensive environmental compliance program audited by a third party.

In August, 2008, Massey published its Inaugural Corporate Social Responsibility (CSR) Report which notes some improvements and investments the company has made and identifies on-going environmental challenges facing the company, e.g.: developing new technologies to meet CWA requirements, and ensuring environmental compliance at all mines and facilities.

The CSR Report states Massey's commitments to improve environmental performance in key areas: meeting and exceeding CWA requirements for water discharged from active mining operations; reducing water usage to a minimum; and installing real-time water quality testing technology to its more than 2,500 water outlets.

RESOLVED:

Shareholders request that Massey's Board of Directors report to shareowners, at reasonable cost and omitting proprietary information, six months prior to the 2010 annual meeting on the company's progress in implementing the reforms required under the EPA settlement and the commitments stated in its CSR Report, including: the key performance indicators established; actual performance data; all CWA violations; progress in reducing water usage; and the status of the real-time testing systems at all its water outlets.

Board of Directors’ Statement in Opposition to Proposal Regarding an Environmental Progress Report

The proponents seek a report on our progress in implementing reforms required under a 2008 settlement with the Environmental Protection Agency (EPA) and on the commitments stated in our inaugural Corporate Social Responsibility Report (CSR Report).

While we do not agree entirely with the proponent’s description of the EPA settlement, we acknowledge the desire for more information about our progress in complying with the terms of the settlement and about the goals set forth in our CSR Report. We presume that the proposal is based on a desire that we conduct our operations in a socially responsible manner, which is a desire we share.

In future editions of the CSR Report, we plan to update stockholders on our progress in complying with the reforms required under the EPA settlement and the commitments stated in our CSR Report. Our update will address in some fashion each of the topics raised in their proposal. Specifically, the CSR Report will address key performance indicators; Clean Water Act violations; progress in reducing water usage; and the status of our water testing systems.

We believe this information, which would include an update on our progress in reaching goals established in the CSR Report, would be best presented in the CSR Report itself, rather than through a separate and duplicative report that will not create added value to the stockholders and will serve only to increase administrative burdens and costs.

Board of Directors’ Recommendation

The Board of Directors recommends that our stockholders vote AGAINST the stockholder proposal regarding an environmental progress report.

Proposal 5

Stockholder Proposal Regarding a Carbon Dioxide Emissions Report

A stockholder has informed us that it intends to present the following proposal at the Annual Meeting. We have also been informed that another stockholder is co-sponsoring the proposal. We are not responsible for the content of the proposal or supporting statement. We will provide our stockholders with the proponents’ names and addresses and the number of shares of Common Stock held by the proponents promptly upon receipt of an oral or written request.

Stockholder Proposal – Carbon Dioxide Emissions Report

WHEREAS:

In 2007, the Intergovernmental Panel on Climate Change found that “warming of the climate system is unequivocal” and that man-made greenhouse gas emissions are now believed, with greater than 90 percent certainty, to be the cause.

In October 2007, a group representing the world's 150 scientific and engineering academies including the U.S. National Academy of Sciences issued a report urging governments to lower greenhouse gas emissions by establishing a firm and rising price for such emissions and by doubling energy research budgets to accelerate deployment of cleaner and more efficient technologies.

In October 2006, a report authored by former chief economist of The World Bank, Sir Nicolas Stern, estimated that climate change will cost between 5% and 20% of global domestic product if emissions are not reduced, and that greenhouse gases can be reduced at a cost of approximately 1% of global economic growth.

In 2006, combustion of coal was responsible for approximately 36% of all greenhouse gas emissions generated by fossil fuels in the U.S.

Nineteen U.S. states have established statewide emissions reduction goals and a majority of U.S. states have entered into regional initiatives to reduce emissions. Two such initiatives are the Western Climate Initiative, a six-state collaboration with an emissions reduction goal of 15% below 2005 levels by 2020; and the Regional Greenhouse Gas Initiative, involving ten northeastern and mid-atlantic states that aim to reduce carbon dioxide emissions from power plants by 10% between 2009 and 2019. As of September 2008, the U.S. Senate was considering at least nine proposals for a national cap-and-trade system to regulate and reduce greenhouse gas emissions.

In October 2008, McKinsey & Company reported that, “Efforts to reduce climate change can profoundly affect the valuation of many companies, but executives so far seem largely unaware.”

In May 2007, Standard and Poor's indicated that energy efficiency is likely to emerge as a major part of the solution to climate change, and warned that the global power system “can't do without coal, but it also can't continue to burn coal in its current form.”

In a July 2007 report, Citigroup warned that, “Prophesies of a new wave of Coal-fired generation have vaporized, while clean Coal technologies such as IGCC with carbon capture and Coal-to-Liquids remain a decade away, or more,” and that, “company productivity/margins are likely to be structurally impaired by new regulatory mandates” to reduce greenhouse gas emissions.

RESOLVED:

Shareholders request a report [reviewed by a board committee of independent directors] on how the company is responding to rising regulatory and public pressure to significantly reduce the social and environmental harm associated with carbon dioxide emissions from the company's operations and from the use of its primary products. The report should be provided by November 1, 2009 at a reasonable cost and omit proprietary information.

Board of Directors’ Statement in Opposition to Proposal Regarding a Carbon Dioxide Emissions Report

We acknowledge the concerns presented by this proposal that presumably are borne out of an interest in improving and protecting the quality of life of people in America and abroad. We would encourage this dialogue to incorporate a broader range of issues, such as the value that should be ascribed to American energy independence, homeland security, and a strong economy. We believe that the production in America of affordable, available and abundant sources of energy, such as coal, in an environmentally safe and healthy manner fuels the American economy and industry and ultimately benefits everyone at home and abroad.

As a company, we are committed to understanding and obeying all laws affecting our business and industry. We will fulfill our obligations to regularly inform our stockholders through public filings with the SEC and other communications about the operations, future plans and compliance with rules and regulations regarding mining and the use of coal.

We are very much aware of the increasing focus on carbon dioxide and climate change. We are closely monitoring the political, regulatory, scientific and public policy issues related to domestic energy production and climate change. We are engaged in these debates to provide the perspective of our members, industry, customers and the states where we mine and operate our business.

We will not try to prejudge the outcome of U.S. energy and climate change legislation. However, given the fact that coal is the leading source of domestic energy, provides the fuel for approximately 49 percent of our electricity generation according to Energy Information Administration’s 2007 estimates and is the focus of investments and technologies to capture and control emissions of sulfur dioxide, nitrogen oxides, mercury and carbon dioxide, we believe U.S. coal is major part of America’s future and energy solution.

Our efforts to address climate change and other emissions issues will be shaped in large part by the nature of our business. Our principal product is coal. Importantly, coal naturally contains carbon and the burning of coal by our utility customers and others necessarily emits carbon dioxide. Carbon cannot be removed from coal, and we cannot provide coal that does not emit carbon dioxide when it is burned. Accordingly, we are not in a position to “significantly reduce” the social and environmental harm associated with carbon dioxide emissions from Massey’s operations and from the use of our primary “products” as the proposal suggests.

While we do not burn coal, we support technologies that allow coal to be burned more cleanly and efficiently. Importantly, several years ago we made an investment in Cansolv Technologies, Inc. (Cansolv), a company that has produced new and innovative technologies that are being developed today for the capture of sulfur dioxide, nitrogen oxides, mercury and carbon dioxide from the burning of fossil fuels. The testing and application of these technologies has been very positive and we believe the technology can be used by coal fired utilities. In 2008, Cansolv was sold to a company that is better positioned to further develop, improve and market the technology. We are now focusing our attention and efforts on our investment in Coalsolv, LLC, a company in which we hold a majority ownership interest that holds the right to market Cansolv’s technology to coal fired power plants in the United States.

In closing, we have closely followed the scientific and regulatory developments relating to climate change and have taken steps to adapt to changes in the regulation of carbon dioxide by promoting innovative technologies that can be employed where science and sound public policy warrant. We will be keeping our stockholders and the public informed of our on-going efforts in this regard.

For all of the foregoing reasons, we oppose the proposal to require a detailed report on how we are responding to rising regulatory and public pressure to significantly reduce the social and environmental harm associated with carbon dioxide emissions from our operations and from the use of our primary products. Preparing this report will not add value or provide additional information to the stockholders and will only serve to increase administrative burdens and costs.

Board of Directors’ Recommendation

The Board of Directors recommends that our stockholders vote AGAINST the stockholder proposal regarding providing a report indicating how Massey is responding to regulatory and public pressure to reduce social and environmental harm associated with carbon dioxide emissions from our operations and from the use of our primary products.

Proposal 6

Stockholder Proposal Regarding Expedited Disclosure of Voting Results

A stockholder has informed us that it intends to present the following proposal at the Annual Meeting. We are not responsible for the content of the proposal or supporting statement. We will provide our stockholders with the proponent’s name and address and the number of shares of Common Stock held by the proponent promptly upon receipt of an oral or written request.

Stockholder Proposal – Expedited Disclosure of Voting Results

Whereas: SEC rules that require companies to disclose vote results on proposals do not prohibit companies from disclosing to proponents of shareholder proposals the preliminary results at annual and special meetings, or the final results when vote tabulations are completed;

Whereas: Disclosure of preliminary vote results to proponents of proposals at annual and special meetings or shortly thereafter, and final results when tabulations are completed, are positive indicators that could lead to constructive engagement between companies and proponent(s);

Whereas: A company's refusal to disclose available vote results to proponents of proposals as stated above, even when requested by proponents, could contribute to a proponent's negative perception of the company's regard for shareholder rights;

Whereas: Expedited disclosure of vote results to proponents of shareholder proposals could allow proponents and companies more time to consider appropriate actions, including meaningful dialogue, thereby increasing the opportunities for positive outcomes;

Resolved: The shareholders request the Board of Directors to adopt a policy that would authorize the corporate secretary to disclose to proponent(s) of shareholder proposals, at annual or special meetings where their proposal are presented, or within five business days thereafter, the preliminary vote results on their proposals or the final vote results, if available, excluding non-public material information. If the final vote results are unavailable at the annual or special meetings, or within five business days thereafter, disclose such results to proponent(s) within ten business days after the vote tabulations are completed, excluding non-public material information.

Supporting Statement

Companies should endeavor to provide proponents of proposals timely disclosure of the vote results on their proposals. In so doing, the opportunity for good-faith dialogue between proponents of proposals and company representatives on issues of concern to the proponents, and the company's position and policies on such issues, would most likely be increased. By increasing the opportunity for engagement, companies can help to reduce the number of proposals that are resubmitted annually, and establish positive, productive relationships with proponents of proposals. This opportunity could be missed when proponents are unnecessarily subjected to long waiting periods for vote results on their proposals.

Board of Directors’ Statement in Opposition to Proposal Regarding Expedited Disclosure of Vote Results to Proponents of Stockholder Proposals

The proposal does not further any corporate purpose and is contrary to the best interests of stockholders.

The Board of Directors recognizes the importance of efficiency in the stockholder proposal voting process. As a result, the Board of Directors and management have been and continue to be committed to making timely disclosure of the results of voting for stockholder proposals. However, the Board of Directors believes that the expedited disclosure requested by this proposal would not further any corporate purpose and is contrary to the interests of our stockholders.

In the past, we have consistently made timely disclosure of voting results as required by the SEC in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q filings. The Board of Directors does not believe that the proponent has offered any compelling reasons to further expedite such disclosure. The Board of Directors has been satisfied with the timeliness of our disclosure of voting results and believes that expediting the disclosure would not provide value to our stockholders.

Board of Directors’ Recommendation

The Board of Directors recommends that stockholders vote AGAINST the stockholder proposal regarding expedited disclosure of vote results to proponents of stockholder proposals.

CERTAIN MATTERS RELATING TO
PROXY MATERIALS AND ANNUAL REPORTS

Our Proxy Statement and Annual Report are available on our Internet site at www.masseyenergyco.com, Investors, Proxy On-line. Stockholders can elect to access future proxy soliciting materials, including notices to stockholders of annual meetings and proxy statements, and annual reports over the Internet instead of receiving paper copies in the mail by checking the appropriate box and providing your e-mail address on your proxy card. Providing these documents over the Internet will reduce our printing and postage costs and the number of paper documents stockholders would otherwise receive. We will notify stockholders who consent to accessing these documents over the Internet when such documents will be available. Once given, a stockholder’s consent will remain in effect until such stockholder revokes it by notifying us otherwise at Massey Energy Company, P.O. Box 26765, Richmond, Virginia 23261, Attention: Corporate Secretary. Registered stockholders can choose this option for future proxy material deliveries by marking the appropriate space on the proxy card included with this Proxy Statement and registered stockholders voting electronically through the Internet or by telephone can choose the option by following the instructions provided by telephone or over the Internet, as applicable. Street name stockholders should refer to the information provided by the institution that holds such street name stockholder’s shares and follow the instructions on such form for instructions on how to elect to view future proxy statements and annual reports over the Internet, if such institution provides this option.

AVAILABILITY OF RESTATED CERTIFICATE OF INCORPORATION, RESTATED BYLAWS,
CORPORATE GOVERNANCE GUIDELINES, CODES OF ETHICS, COMMITTEE CHARTERS,
SEC FILINGS AND OTHER MATERIALS

Copies of our Restated Certificate of Incorporation, Restated Bylaws, Corporate Governance Guidelines, Ethics Commitment Agreement, Code of Ethics for Senior Financial Officers, Code of Business Conduct and Ethics for Directors, the charters of the Audit, Compensation, Executive, Finance, Governance and Nominating, and Safety, Environmental and Public Policy Committees, and other materials are posted on and may be obtained through our website, www.masseyenergyco.com, Investors, Corporate Governance, or may be requested, at no cost, by telephone at 1-866-814-6512 or by mail at: Massey Energy Company, P.O. Box 26765, Richmond, Virginia 23261, Attention: Investor Relations. Our filings with the SEC may be found on our website at Investors, SEC Filings.

RICHARD R. GRINNAN

Vice President and Corporate Secretary

April 13, 2009

Richmond, Virginia

ANNEX A

MASSEY ENERGY COMPANY
2006 STOCK AND INCENTIVE COMPENSATION PLAN
(As Amended and Restated Effective January 1 2009)

As amended with repricing clarification amendments adopted on March 25, 2009
(Article XIII and Section 14.1) and

As proposed to be amended subject to shareholder approval in May, 2009
(Sections 2.1(u), 4.1 and 4.3)

ARTICLE I
Establishment, Purpose and Duration

           1.1           Establishment of the Plan.  Massey Energy Company (hereinafter referred to as the “Company”), a Delaware corporation, hereby establishes a stock and incentive compensation plan to be known as the “2006 Stock and Incentive Compensation Plan” (hereinafter referred to as the “Plan”), as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits, subject to the limitations herein, the grant of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Units, Unrestricted Stock, and/or Incentive Awards to Members and Non-Employee Service Providers and Non-Qualified Stock Options, Restricted Stock and Restricted Units to Non-Employee Directors.

           The Plan was adopted by the Board of Directors of the Company on February 21, 2006, to become effective (the “Effective Date”) as of May 16, 2006 once approved by the Company’s shareholders at the May 16, 2006 annual meeting in accordance with applicable laws and applicable rules of the New York Stock Exchange. Awards may not be granted under the Plan prior to shareholder approval of the Plan. The Plan actually became effective once the results of the shareholder meeting were finally certified by the independent inspectors of election on June 28, 2006 and was subsequently amended effective August 15, 2006 to place further limitation on awards that did not require shareholder approval.

The Plan was further amended effective November 14, 2006 in order (1) to revise the definition of “Fair Market Value” as used in connection with valuing Stock under the Plan for awards made on or after November 14, 2006 and (2) to provide for mandatory equitable adjustments in awards outstanding under the Plan as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, spin-off or the like, or if substantially all of the property and assets of the Company are sold.

           The plan was further amended effective January 1, 2009 to add provisions to comply with Section 409A of the Code.

           1.2           Purpose of the Plan.  The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Members, Non-Employee Service Providers and/or Non-Employee Directors that will promote the identification of their personal interest with the long term financial success of the Company and with growth in shareholder value. The Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Members, Non-Employee Service Providers and/or Non-Employee Directors upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

           1.3           Duration of the Plan.  The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article XIV herein, until May 15, 2016, at which time the Plan shall terminate except with respect to Awards made prior to and outstanding on that date which shall remain valid in accordance with their terms.

ARTICLE II
Definitions

           2.1           Definitions.  Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

           (a)           “Agreement” means a written agreement implementing the grant of each Award signed by an authorized officer of the Company or member of the Committee and by the Participant.

           (b)           “Award” or “Grant” means, individually or collectively, a grant under the Plan of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Units, Unrestricted Stock and/or Incentive Awards.

           (c)           “Award Date” or “Grant Date” means the date on which an Award is made by the Committee under the Plan.

           (d)           “Board” or “Board of Directors” means the Board of Directors of the Company.

           (e)           “Change in Control” means, the occurrence of either of the following events (i) a third person, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such person) shares of the Company having thirty (30) percent or more of the total number of votes that may be cast for the election of directors of the Company; or (ii) as the result of any cash tender or exchange offer, merger or other business combination, or any combination of the foregoing transactions (a “Transaction”), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company and be replaced by persons whose appointment or election is not endorsed by the majority of directors before the Transaction.

To the extent that a Participant must consent to the change of this definition, the change will not be effective unless such consent is obtained.  To the extent that a Participant’s consent has not been obtained, the definition in effect immediately prior to this amendment shall be controlling with regard to such Participant.

           (f)           “Code” means the Internal Revenue Code of 1986, as amended from time to time.

           (g)           “Committee” means the committee or committees of the Board appointed to administer the Plan pursuant to Article III herein. With respect to Awards granted pursuant to the Plan to Members and Non-Employee Service Providers, all of the members of the Committee shall be “non-employee directors” as defined in Rule 16b-3, as amended, under the Exchange Act, or any similar or successor rule, and “outside directors” within the meaning of Section 162(m)(4)(C)(i) of the Code. Unless otherwise determined by the Board, the Compensation Committee of the Board, or any successor committee responsible for executive compensation, shall constitute the Committee with respect to Awards to Members, Non-Employee Service Providers, and Non-Employee Directors.

           (h)           “Company” means Massey Energy Company, a Delaware corporation, or any successor thereto as provided in Article XVI herein.

           (i)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

           (j)           “Fair Market Value” of a Share for purposes of this Plan means as of any date,  the closing market price (that is, the price at which Shares were last sold in the regular way on the New York Stock Exchange) of the Stock on the relevant date if it is a trading date or, if no Shares so traded on the New York Stock Exchange on the date in question, then for the next preceding date for which Shares so traded on the New York Stock Exchange or if, in the opinion of the Committee, this method is inapplicable or inappropriate for any reason, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.

           (k)           “Incentive Award” means an Award, designated as an Incentive Award, which is a bonus opportunity awarded under Article XI herein pursuant to which a Participant may become entitled to receive an amount (which may be payable in cash, Shares or other property) based on satisfaction of such performance criteria as are specified in the Agreement evidencing the Award.

           (l)           “Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Article VI herein, which is designated as an incentive stock option and meets the requirements of Section 422 of the Code.

           (m)           “Member” means a current or prospective member employed as a common law employee of the Company or any Subsidiary (including any corporation, partnership, limited liability company or joint venture which becomes a Subsidiary after the adoption of the Plan by the Board).

           (n)           “Non-Employee Director” means a director of the Company or any Subsidiary who is not a common law employee of the Company or any Subsidiary (including any corporation, partnership, limited liability company or joint venture which becomes a Subsidiary after the adoption of the Plan by the Board).

           (o)           “Non-Employee Service Provider” means a consultant, advisor or other independent contractor providing services to the Company or any Subsidiary (including any corporation, partnership, limited liability company or joint venture which becomes a Subsidiary after the adoption of the Plan by the Board).

           (p)           “Non-Qualified Stock Option” or “NQSO” means an option to purchase Stock, granted under Article VI herein, which is not an Incentive Stock Option.

           (q)           “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

           (r)           “Option Price” means the exercise price per share of Stock covered by an Option.

           (s)           “Participant” means a Member, a Non-Employee Service Provider or a Non-Employee Director who has been granted an Award or Grant under the Plan and whose Award or Grant remains outstanding.

           (t)           “Performance-Based Compensation Award” means any Award for which exercise, full enjoyment or receipt thereof by the Participant is contingent on satisfaction or achievement of a Performance Goal applicable thereto. If a Performance-Based Compensation Award is intended to be “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, the grant of the Award, the establishment of the Performance Goal, the making of any modifications or adjustments and the determination of satisfaction or achievement of the Performance Goal shall be made during the period or periods required under and in conformity with the requirements of Section 162(m) of the Code. The terms and conditions of each Performance-Based Compensation Award, including the Performance Goal and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement.

           (u)           “Performance Goal” means one or more performance measures or goals set by the Committee in its discretion for each grant of a Performance-Based Compensation Award. The extent to which such performance measures or goals are met will determine the amount or value of the Performance-Based Compensation Award to which a Participant is entitled to exercise, receive or retain. For purposes of this Plan, a Performance Goal may include any one or more of the following performance criteria, either individually, alternatively or in any combination, subset or component, applied to either the Company as a whole or to a business unit, subsidiary or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award: (i) cash flow, (ii) earnings (including, without limitation, gross margin, earnings before interest, taxes, depreciation and amortization (“EBITDA”), earnings before interest and taxes (“EBIT”), earnings before taxes (“EBT”), earnings after taxes (“EAT”) and net earnings), (iii) earnings per share (basic or diluted), (iv) growth in earnings or earnings per share, (v) stock price, (vi) return on equity or average stockholders’ equity, (vii) total stockholder return, (viii) return on capital, (ix) return on assets or net assets, (x) return on investment, (xi) revenue, (xii) production related items whether based on tons, feet or other standardized unit (including, without limitation, produced tons, ~~(xiii) delivered tons, (xiv) reserve acquisitions, (xv)~~ released tons, delivered tons, shipped tons, feet per shift for continuous and highwall miners, feet of retreat per day for longwalls, tons per manhour for surface mining, average per ton or foot realization, cash cost per ton or foot, and total manhours), (xiii) reserve acquisitions, (xiv) income or net income, (xv) operating income or net operating income, (xvi) operating ~~income~~profit or net operating ~~income~~profit, (xvii) operating ~~profit or net operating profit~~margin, (xviii) ~~operating margin, (xix)~~ return on operating revenue, (~~xx~~xix) market share, (~~xxi~~xx) contract awards, fulfillment or backlog, (~~xxii~~xxi) overhead or other expense reduction, (~~xxiii~~xxii) growth in stockholder value relative to the one- or two-year moving average of the S&P 500, S&P 600 Smallcap Index, Bloomberg U.S. Coal Index, or other index of which the Company is a part, (xxiii) liquidity, (xxiv) credit rating, (xxv) strategic plan development and implementation, (xxvi) succession plan development and implementation, (xxvii) retention of ~~executive talent~~members or classes of members (whether or not executives), (xxviii) improvement in workforce diversity, (xxix) improvement in safety ~~records~~performance, (xxx) improvements in environmental performance, (xxxi) capital resource management plan development and implementation, (~~xxxi~~xxxii) improved internal financial controls plan development and implementation, (~~xxxii~~xxxiii) corporate tax savings, (~~xxxiii~~xxxiv) corporate cost of capital reduction, (~~xxxiv~~xxxv) obtaining awards, rebates, concessions, credits, and/or recoveries, (xxxvi) investor relations program development and implementation, (~~xxxv~~xxxvii) corporate relations program development and implementation, (~~xxxvi~~xxxviii) public policy accomplishments, (~~xxxvii~~xxxix) executive performance plan development and implementation, and (~~xxxviii~~xl) tax provision rate for financial statement purposes.

The Committee, in its sole discretion, may adjust any evaluation of performance under a Performance Goal to take into account any of the following events that occurs during a performance period:  (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 (or in any replacement thereof) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year. A Performance Goal may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Each of the Performance Goals shall be determined, where applicable and except as provided above, in accordance with generally accepted accounting principles. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Performance Goal and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of Stock).

           (v)           “Performance Period” means the time period during which the Performance Goal must be met in connection with a Performance-Based Compensation Award. Such time period shall be set by the Committee.

           (w)           “Period of Restriction” means the period during which Restricted Stock or Restricted Units are restricted as provided in the Plan.

    (x)           “Plan” means the Massey Energy Company 2006 Stock and Incentive Compensation Plan, as herein described and as hereafter from time to time amended.

           (y)           “Restricted Stock” means an Award of Stock granted to a Participant pursuant to Section 6.7 or 7.6 or Article VIII herein which is subject to restrictions and forfeiture until the designated conditions for the lapse of the restrictions are satisfied.

           (z)           “Restricted Unit” means an Award, designated as a Restricted Unit, which is a bookkeeping entry granted to a Participant pursuant to Article IX herein and valued by reference to the Fair Market Value of a Share, which is subject to restrictions and forfeiture until the designated conditions for the lapse of the restrictions are satisfied. A Restricted Unit is sometimes referred to as a “Restricted Unit” or a “restricted stock unit.” Restricted Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Committee.

           (aa)           “Stock” or “Shares” means the common stock of the Company.

           (bb)           “Stock Appreciation Right” or “SAR” means an Award, designated as a stock appreciation right, granted to a Participant pursuant to Article VII herein.

           (cc)           “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code (“Section 424(f) Corporation”) and any partnership, limited liability company or joint venture in which either the Company or Section 424(f) Corporation is at least a fifty percent (50%) equity participant.

           (dd)           “Unrestricted Stock Award” means an award of Stock granted to a Participant pursuant to Article X herein.

ARTICLE III
Administration

           3.1           Administration of the Plan by the Committee. The Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and conditions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend or waive rules or regulations for the Plan’s administration; (v) to accelerate the exercisability of any Award, the end of a Performance Period or termination of any Period of Restriction or other restrictions imposed under the Plan; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

           For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Award provide that it may be exercised only during employment or service or within a specified period of time after termination of employment or service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of employment or service or continuous employment or service.

           Subject to limitations under applicable law, the Committee is authorized in its discretion to issue Awards and/or accept notices, elections, consents and/or other forms or communications by Participants by electronic or similar means, including, without limitation, transmissions through e-mail, voice mail, recorded messages on electronic telephone systems, and other permissible methods, on such basis and for such purposes as it determines from time to time.

           A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting, 24 hours notice having been given or waived, at which a quorum is present (in person or as otherwise permitted by applicable law), or acts approved in writing by all of the Committee without a meeting, shall be deemed the action of the Committee.

           The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute agreements evidencing Awards made under this Plan or other documents entered into under the Plan on behalf of the Committee or the Company.

           3.2           Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Members, Non-Employee Service Providers and/or Non-Employee Directors as may be selected by it. Each Award shall be evidenced by an Agreement.

           3.3           Decisions Binding.  All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.

           3.4           Requirements of Rule 16b-3 of the Exchange Act and Section 162(m) of the Code.  Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3 of the Exchange Act, as amended (or any successor or similar rule).

           Any provision of the Plan to the contrary notwithstanding, and except to the extent that the Committee determines otherwise: (i) transactions by and with respect to officers and directors of the Company who are subject to Section 16(b) of the Exchange Act (hereafter, “Section 16 Persons”) shall comply with any applicable conditions of Rule 16b-3 of the Exchange Act; (ii) transactions with respect to persons whose remuneration is subject to the provisions of Section 162(m) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code; and (iii) every provision of the Plan shall be administered, interpreted, and construed to carry out the foregoing provisions of this sentence.

           Notwithstanding any provision of the Plan to the contrary, the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Section 162(m)(4)(C) of the Code as well as Awards that do not so qualify. Every provision of the Plan shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded; and any provision of the Plan that would prevent an Award that the Committee intends to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code from so qualifying shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded.

           3.5           Indemnification of Committee.  In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

ARTICLE IV
Stock Subject to the Plan

           4.1           Number of Shares Authorized for Issuance during Term of the Plan. Subject to adjustment as provided in Section 4.4 herein and to the next paragraph of this Section, the maximum aggregate number (the “Maximum Aggregate Number”) of Shares that may be issued pursuant to Awards made under the Plan during the term of the Plan stated in Section 1.3 shall not exceed the sum of (i) ~~3,500,000~~5,050,000 and (ii) that number of Shares that (A) are represented by restricted stock or unexercised vested or unvested stock options which previously have been granted and are outstanding under the Massey Energy Company 1988 Executive Stock Plan, the Massey Energy Company Stock Plan for Non-Employee Directors, the Massey Energy Company 1996 Executive Stock Plan, the Massey Energy Company 1997 Restricted Stock Plan for Non-Employee Directors, and the Massey Energy Company 1999 Executive Performance Incentive Plan as of the Effective Date and (B) expire or otherwise lapse, are terminated or forfeited, are settled in cash, or are withheld or delivered to the Company for tax purposes at any time after the Effective Date. No awards shall be granted under the Massey Energy Company 1988 Executive Stock Plan, Massey Energy Company Stock Plan for Non-Employee Directors, Massey Energy Company 1996 Executive Stock Plan, Massey Energy Company 1997 Restricted Stock Plan for Non-Employee Directors, and the Massey Energy Company 1999 Executive Performance Incentive Plan on or after the Effective Date.  Notwithstanding the foregoing, subject to adjustment as provided in Section 4.4 and the proviso at the end of this sentence, no more than 75% of the Shares available for Award under the Plan on or after May 19, 2009 may, in the aggregate, be issued in connection with Awards (“Full Share Awards”) granted in any form provided for under the Plan other than Options or Stock Appreciation Rights; provided, however, that any additions back to the available pool of Shares attributable to Full Share Awards granted prior to May 19, 2009 shall again be eligible for grant as Full Share Awards without regard to, and shall not be considered subject to, the 75% limit, and any additions back to the available pool of Shares attributable to Awards granted prior to May 19, 2009 which are not Full Share Awards shall only again be eligible for grant as Awards which are not Full Share Awards and shall not be considered in determining compliance with the 75% limit.

           Except as provided in Sections 4.2 and 4.3 herein, only Shares actually issued in connection with the exercise of, or as other payment for Awards, under the Plan shall reduce the number of Shares available for future Awards under the Plan. Awards settled in cash shall not count against the Maximum Aggregate Number.

           Stock that may be issued under the Plan may either be Shares reacquired by the Company, including Shares purchased in the open market, authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust created by the Company. Such Shares, however, shall count against the Maximum Aggregate Number, except as provided in the foregoing paragraph.

           The Company, during the term of the Plan and thereafter during the term of any outstanding Award which may be settled in Stock, shall reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

           4.2           Lapsed Awards or Forfeited Shares. If any Award granted under the Plan terminates, expires, or lapses for any reason other than by virtue of exercise of the Award, or if Shares issued pursuant to Awards are forfeited, any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

           4.3           Shares Used as Payment of Exercise Price or for ~~Taxes.  In the event a Participant pays the Option Price for Shares pursuant to the exercise of an Option with previously acquired Shares,~~Tax Withholding in Connection with Options and Stock Appreciation Rights and Shares Purchased on the Open Market with the Proceeds of an Option Exercise.  Notwithstanding the foregoing, Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares, in connection with exercises occurring on or after May 19, 2009, are: (i) Shares that were subject to an Option or a stock-settled Stock Appreciation Right and were not issued upon the net settlement or net exercise of such Option or Stock Appreciation Right, (ii) Shares delivered to or withheld by the Company to pay the exercise price or the withholding taxes under Options or Stock Appreciation Rights, or (iii) Shares repurchased on the open market with the proceeds of an Option exercise.  The foregoing shall not affect the number of Shares available for ~~future Awards under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option. In addition, in determining the number of shares of Stock available for Awards, if Stock has been delivered or exchanged by, or withheld from, a Participant as full or partial payment to the Company for payment of withholding taxes, or if the number of shares of Stock otherwise deliverable by the Company has been reduced for payment of withholding taxes, the number of shares of Stock exchanged by or withheld from a Participant as payment in connection with the withholding tax or so reduced by the Company shall again be available for the grant of an Award under the Plan.~~Award under the Plan attributable to exercises prior to May 19, 2009.

           4.4           Capital Adjustments.  If the outstanding securities of the class then subject to the Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of shares or securities, or if cash, property or shares or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, spin-off or the like, or if substantially all of the property and assets of the Company are sold, then (i) the Committee shall make appropriate and proportionate adjustments in the number and class of Shares subject to, or cash or other property that may be acquired pursuant to, each outstanding Award and the Option Price therefor in such manner as the Committee shall determine in order to retain the economic value or opportunity provided immediately prior to the transaction for which the adjustment is made and (ii) in all cases, unless the terms of such transaction shall provide otherwise, the Committee may make appropriate and proportionate adjustments in the maximum number and kind of shares or other securities, and the annual limits on and aggregate number of Shares for which Awards, that may be issued pursuant to such Awards thereafter granted under the Plan. Notwithstanding anything to contrary in the foregoing, any such adjustment shall be made in such a manner that will not affect the status of any Award intended to be excepted from treatment as nonqualified deferred compensation under Section 409A of the Code, qualify as an ISO underSection 422 of the Code or as “performance based compensation” under Section 162(m) of the Code.  No fractional interests will be issued under the Plan resulting from any such adjustments.

ARTICLE V
Eligibility

           Persons eligible to participate in the Plan are (i) Members, (ii) Non-Employee Service Providers and (iii) Non-Employee Directors. Multiple grants of Awards under the Plan may be made in any calendar year to one or more Participants.

ARTICLE VI
Stock Options

           6.1           Grant of Options. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Options under the Plan (with one Option representing one Share) to Members, Non-Employee Service Providers and Non-Employee Directors in such amounts as it shall determine; provided, however, that (i) Non-Employee Service Providers and Non-Employee Directors may only be granted Non-Qualified Stock Options, (ii) no Participant may be granted Options in any calendar year for more than 400,000 Shares, provided that only for purposes of qualifying for the performance-based compensation exception under Section 162(m) of the Code, Options which are awarded and then cancelled and Options for which the exercise price is lowered both continue to count against this limit, and (iii) the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which any Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422 of the Code and rules and regulations thereunder.

           6.2           Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment or service, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Non-Qualified Stock Option not intended to be an Incentive Stock Option within the meaning of Section 422 of the Code; provided, however, that if an Option is intended to be an Incentive Stock Option but fails to be such for any reason, it shall continue in full force and effect as a Non-Qualified Stock Option. If an Option is intended to be a Performance-Based Compensation Award, the terms and conditions thereof, including the Performance Goal and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement and the requirements to satisfy or achieve the Performance Goal as so provided therein shall be considered to be restrictions under the Plan.

           6.3           Option Price. The Option Price of an Option shall be determined by the Committee subject to the following limitations. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date. In addition, an ISO granted to a Member who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, shall have an Option Price which is at least equal to 110% of the Fair Market Value of such Stock on the Grant Date.

           6.4           Duration of Options. Each Option shall expire at such time as the Committee shall determine; provided, however, that no Option shall be exercisable after the expiration of ten years from its Award Date. In addition, an ISO granted to a Member who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, shall not be exercisable after the expiration of five years from its Grant Date.

           6.5           Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants.

           6.6           Method of Exercise. Options shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares and payment of (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with the Option exercise. The Option Price shall be payable to the Company in full either in cash, by delivery of Shares of Stock valued at Fair Market Value at the time of exercise, or by a combination of the foregoing, except as otherwise provided below.

           To the extent permitted under the applicable laws and regulations, at the request of the Participant and with the consent of the Committee, the Company agrees to cooperate in a “cashless exercise” of an Option. The cashless exercise shall be effected by the Participant delivering to a securities broker, selected or approved by the Committee, instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Stock to cover the costs and expenses associated therewith.

           As soon as practicable, after receipt of written notice and payment of the Option Price and completion of payment of (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with the Option exercise, the Company shall cause the appropriate number of Shares to be issued in the Participant’s name, which issuance shall be effected in book entry or electronic form, provided that issuance and delivery in certificated form shall occur if the Participant so requests in writing or the Committee so directs.

           6.7           Restrictions on Stock Transferability.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of the New York Stock Exchange or any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares. In the event the Committee so provides in an Agreement pertaining to an Option, Stock delivered on exercise of the Option may be designated as Restricted Stock or Stock subject to a buyback right by the Company in the amount of, or based on, the Option Price therefor or otherwise in the event the Participant does not complete a specified service period after exercise.

ARTICLE VII
Stock Appreciation Rights

           7.1           Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Stock Appreciation Rights under the Plan to Members and Non-Employee Service Providers in such amounts as it shall determine; provided, however, that no Participant may be granted more than 400,000 SARs in any calendar year; and provided, further, that only for purposes of qualifying for the performance-based compensation exception under Section 162(m) of the Code, SARs for which the Base Value provided in Section 7.5 against which the stock appreciation is determined is lowered continue to count against this limit.

           7.2           SAR Agreement.  Each SAR grant shall be evidenced by an Agreement that shall specify the Base Value (as defined in Section 7.5), the duration of the SAR, the number of Shares to which the SAR pertains, any conditions imposed upon the exercisability of the SAR in the event of retirement, death, disability or other termination of employment or service, and such other provisions as the Committee shall determine. SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants consistent with the Plan. If a SAR Grant is intended to be a Performance-Based Compensation Award, the Performance Goal and Performance Period shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement and the requirements to satisfy or achieve the Performance Goal as so provided therein shall be considered to be restrictions under the Plan.

           7.3           Exercise of SARs. SARs may be exercised with respect to all or part of the Shares upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs. SARs shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

           7.4           Other Conditions Applicable to SARs.  In no event shall the term of any SAR granted under the Plan exceed ten years from the Grant Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds the Base Value (as defined in Section 7.5).

           7.5           Payment after Exercise of SARs.  Subject to the provisions of the Agreement, upon the exercise of SARs, the Participant is entitled to receive, without any payment to the Company (other than applicable tax withholding when due), an amount equal (the “SAR Value”) to the product of multiplying (i) the number of Shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the SAR over (B) the “Base Value” of the SAR designated in the Agreement (which “Base Value” shall be the Fair Market Value per Share on the Award Date or any amount greater than such Fair Market Value stated as the Base Value in the Agreement). The Agreement may provide for payment of the SAR Value at the time of exercise or, on an elective or non-elective basis, for payment of the SAR Value at a later date, adjusted (if so provided in the Agreement) from the date of exercise based on an interest, dividend equivalent, earnings, or other basis (including deemed investment of the SAR Value in Shares) set out in the Agreement (the “adjusted SAR Value”). The Committee is expressly authorized to grant SARs which are deferred compensation covered by Section 409A of the Code, as well as SARs which are not deferred compensation covered by Section 409A of the Code.

           Payment of the SAR Value or adjusted SAR Value to the Participant shall be made (i) in Shares, valued at the Fair Market Value on the date of exercise in the case of an immediate payment after exercise or at the Fair Market Value on the date of settlement in the event of an elective or non-elective delayed payment, (ii) in cash or (iii) in a combination thereof as determined or permitted by the Committee, either at the time of the Award or, unless otherwise provided in the applicable Agreement, thereafter, and as provided in the Agreement. Any payment in Shares shall be effected in book entry or electronic form, provided that issuance and delivery in certificated form shall occur if the Participant so requests in writing or the Committee so directs.

           7.6           Restrictions on Stock Transferability.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of a SAR under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of the New York Stock Exchange or any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares. In the event the Committee so provides in an Agreement pertaining to a SAR, Stock delivered on exercise of the SAR may be designated as Restricted Stock or Stock subject to a buyback right by the Company in the amount of, or based on, the Base Value (as defined in Section 7.5) therefor or otherwise in the event the Participant does not complete a specified service period after exercise.

ARTICLE VIII
Restricted Stock

           8.1           Grant of Restricted Stock.  Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Members, Non-Employee Service Providers and Non-Employee Directors and in such amounts as it shall determine; provided, however, that no Participant may be granted more than 200,000 Shares of Restricted Stock in any calendar year. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding when due) other than the rendering of services. As determined by the Committee, Shares of Restricted Stock may be issued in book entry or electronic form or in certificated form.

           Notwithstanding anything to the contrary in the foregoing, the Committee is expressly authorized to make Awards of Restricted Stock based on a Member’s, Non-Employee Service Provider’s or Non-Employee Director’s acquisition and/or holding of Stock (including for this purpose any deemed investment in Stock) in his individual capacity or under any nonqualified deferred compensation plan or tax qualified plan (if permissible under applicable qualification rules of the Code) maintained by the Company or a Subsidiary.

           8.2           Restricted Stock Agreement.  Each Restricted Stock Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock granted, and the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions) and such other provisions as the Committee shall determine. If an Award of Restricted Stock is intended to be a Performance-Based Compensation Award, the terms and conditions of such Award, including the Performance Goal and Performance Period, which shall be no less than one year, shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement and the requirements to satisfy or achieve the Performance Goal as so provided therein shall be considered to be restrictions under the Plan. If vesting of an Award of Restricted Stock is intended to be service-based (whether solely service-based or service-based with performance acceleration), the Award’s service-based vesting period shall be at least three years, though the Award’s service-based vesting may occur ratably over the course of such period (e.g. a three year service-based award may vest one-third on each of the first, second and third anniversaries of the Grant Date). Unless otherwise determined by the Committee, custody of Shares of Restricted Stock maintained in certificated form shall be retained by the Company until the termination of the restrictions pertaining thereto.

           8.3           Other Restrictions.  The Committee may impose such other restrictions under applicable Federal or state securities laws as it may deem advisable, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

           8.4           Certificate Legend.  In addition to any legends placed on certificates pursuant to Section 8.3 herein, each certificate representing Shares of Restricted Stock issued pursuant to the Plan shall bear the following legend:

“The sale or other transfer of the shares of Massey Energy Company stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Massey Energy Company 2006 Stock and Incentive Compensation Plan, in the rules and administrative procedures adopted pursuant to such Plan, and in an associated Restricted Stock Agreement. A copy of the Plan, such rules and procedures, and the applicable Restricted Stock Agreement may be obtained from the Secretary of Massey Energy Company.”

           8.5           Removal of Restrictions.  Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Award of, or payable in, Restricted Stock made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction and, where applicable, after a determination of the satisfaction or achievement on any applicable Performance Goal by the Committee. The Shares of Stock shall remain in book entry or electronic form, unless and until the Participant requests in writing, or the Committee directs, for certificates evidencing the Shares to be issued.  Such Shares, having been released from the restrictions, shall not bear the restrictive legends required by Section 8.3 or 8.4.

           8.6           Voting Rights.  Unless otherwise provided in the Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise voting rights with respect to those Shares.

           8.7           Dividends and Other Distributions.  Unless otherwise provided in the Agreement (which may or may not provide for the accumulation and payment of dividends and other distributions made in cash or property other than Shares until the Shares of Restricted Stock to which the dividends and other distributions relates vest), during the Period of Restriction, Participants entitled to or holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid in cash or property other than Shares with respect to those Shares of Restricted Stock. If any dividends or distributions are paid in Shares, such Shares shall be subject to the same restrictions on transferability and the same rules for vesting, forfeiture and custody as the Shares of Restricted Stock with respect to which they were distributed. If provided in the Agreement and if a Participant timely elects in accordance with the requirements for compliance with the nonqualified deferred compensation provisions of Section 409A of the Code, Participants may be given the right to elect to defer the receipt of such dividends and other distributions until the Participant ceases employment or service with the Company and its Subsidiaries, until a specified time or until the Shares of Restricted Stock to which the dividends and other distributions relate vest.

ARTICLE IX
Restricted Units

           9.1           Grant of Restricted Units.  Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Restricted Units under the Plan (with one Restricted Unit representing one Share) to such Members, Non-Employee Service Providers and Non-Employee Directors and in such amounts as it shall determine; provided, however, that no Participant may be granted more than 200,000 Restricted Units in any calendar year. Participants receiving Restricted Unit Awards are not required to pay the Company therefor (except for applicable tax withholding when due) other than the rendering of services.

           Notwithstanding anything to the contrary in the foregoing, the Committee is expressly authorized to make Awards of Restricted Units based on a Member’s, Non-Employee Service Provider’s or Non-Employee Director’s acquisition and/or holding of Stock (including for this purpose any deemed investment in Stock) in his individual capacity or under any nonqualified deferred compensation plan or tax qualified plan (if permissible under applicable qualification rules of the Code) maintained by the Company or a Subsidiary.

           9.2           Restricted Unit Agreement.  Each Restricted Unit Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Units granted, and the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions) and such other provisions as the Committee shall determine. If an Award of Restricted Units is intended to be a Performance-Based Compensation Award, the terms and conditions of such Award, including the Performance Goal and Performance Period, which shall be no less than one year, shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement and the requirements to satisfy or achieve the Performance Goal as so provided therein shall be considered to be restrictions under the Plan. If vesting of an Award of Restricted Units is intended to be service-based (whether solely service-based or service-based with performance acceleration), the Award’s service-based vesting period shall be at least three years, though vesting may occur ratably over the course of such period (e.g. a three year service-based award may vest one-third on each of the first, second and third anniversaries of the Grant Date).

           9.3           Dividends and Other Distributions.  Unless otherwise provided in the Agreement (which may or may not provide for the current payment, or for the accumulation subject to the same restrictions, vesting, forfeiture and payment as the Restricted Units to which they are attributable, of dividends and other distributions made in cash or property other than Shares), during the Period of Restriction, Participants holding Restricted Units shall have no rights to dividends and other distributions made in cash or property other than Shares which would have been paid with respect to the Shares represented by those Restricted Units if such Shares were outstanding. Unless otherwise provided in the Agreement, if any deemed dividends or other distributions would be paid in Shares, such Shares shall be considered to increase the Participant’s Restricted Units with respect to which they were declared based on one Share equaling one Restricted Unit. In addition, unless otherwise provided in the Agreement, during the Period of Restriction, any such deemed dividends and other distributions for which rights are provided but which are not paid currently shall be deemed converted to additional Restricted Units based on the Fair Market Value of a Share on the date of payment or distribution of the deemed dividend or distribution. If provided in the Agreement and if a Participant timely elects in accordance with the requirements for compliance with the nonqualified deferred compensation provisions of Section 409A of the Code, Participants may be given the right to elect to receive or defer the payment of any such deemed dividends and other distributions until the Participant ceases employment or service with the Company and its Subsidiaries, until a specified time or until the Restricted Units to which the dividends and other distributions relate vest.

           9.4           Payment after Lapse of Restrictions.  Subject to the provisions of the Agreement, upon the lapse of restrictions with respect to a Restricted Unit, the Participant is entitled to receive, without any payment to the Company (other than applicable tax withholding when due), an amount equal to the product of multiplying (i) the number of Shares with respect to which the restrictions lapse by (ii) the Fair Market Value per Share on the date the restrictions lapse (such amount, the “RU Value”).

           The Agreement may provide for payment of the RU Value at the time of vesting or, on an elective or non-elective basis, for payment of the RU Value at a later date, adjusted (if so provided in the Agreement) from the date of exercise based on an interest, dividend equivalent, earnings, or other basis (including deemed investment of the RU Value in Shares) set out in the Agreement (the “adjusted RU Value”). The Committee is expressly authorized to grant Restricted Units which are deferred compensation covered by Section 409A of the Code, as well as Restricted Units which are not deferred compensation covered by Section 409A of the Code.

           Payment of the RU Value or adjusted RU Value to the Participant shall be made (i) in Shares, valued at the Fair Market Value on the date or dates the restrictions on the Award lapse in the case of an immediate payment after vesting or at the Fair Market Value on the date of settlement in the event of an elective or non-elective delayed payment, (ii) in cash or (iii) in a combination thereof as determined or permitted by the Committee, either at the time of the Award or, unless otherwise provided in the applicable Agreement, thereafter, and as provided in the Agreement. Any payment in Shares shall be effected in book entry or electronic form, provided that issuance and delivery in certificated form shall occur if the Participant so requests in writing or the Committee so directs.

ARTICLE X
Unrestricted Stock

           Grant of Unrestricted Stock Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Unrestricted Stock Awards under the Plan to one or more Members and Non-Employee Service Providers in such amount or amounts as it shall determine; provided, however, that no Participant may be granted Unrestricted Stock Awards in any calendar year for more than 200,000 Shares and that the aggregate number of Shares that may be issued under the Plan as Unrestricted Stock Awards during the term of the Plan shall not exceed 5% of the Maximum Aggregate Number of Shares as determined in Section 4.1. Participants receiving Unrestricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding when due). Payment of a Unrestricted Stock Award shall be effected as soon as practicable after the Award Date in book entry or electronic form, provided that issuance and delivery in certificated form shall occur if the Participant so requests in writing or the Committee so directs.

           Notwithstanding anything to the contrary in the foregoing, the Committee is expressly authorized to make Awards of Unrestricted Stock based on a Member’s, Non-Employee Service Provider’s or Non-Employee Director’s acquisition and/or holding of Stock (including for this purpose any deemed investment in Stock) in his individual capacity or under any nonqualified deferred compensation plan or tax qualified plan (if permissible under applicable qualification rules of the Code) maintained by the Company or a Subsidiary.

ARTICLE XI
Incentive Awards

           11.1           Incentive Award.  Subject to the terms and conditions of the Plan, Incentive Awards may be granted to Members and Non-Employee Service Providers at any time and from time to time as shall be determined by the Committee. Each Incentive Award will confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period of not less than one year. Each Incentive Award shall contain provisions regarding (i) the target, minimum and maximum amounts payable to the Participant as an Incentive Award, (ii) the performance criteria and level of achievement versus these criteria which shall determine the amount of such payment, (iii) the period as to which performance shall be measured for establishing the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Incentive Award prior to actual payment, (vi) forfeiture provisions, (vii) immediate vesting provisions, and (viii) such further terms and conditions, in each case not inconsistent with the Plan as may be determined from time to time by the Committee. In establishing the provisions of Incentive Awards, the Committee may refer to categories of such Awards as parts of a subplan or a “Program” under the Plan, which names will not affect the applicability of this Plan. The maximum amount payable as an Incentive Award may be a multiple of the target amount payable, but the total of the maximum amount payable pursuant to that portion of an Incentive Award granted under this Plan for any fiscal year to any Participant that is intended to satisfy the requirements for “performance based compensation” under Section 162(m) of the Code and that portion of an Incentive Award granted under this Plan for any fiscal year that is not intended to satisfy the requirements for “performance based compensation” under Section 162(m) of the Code shall not exceed $10,000,000.

           11.2           Performance Criteria.  The Committee shall establish the performance criteria and level of achievement versus the criteria which shall determine the target and the minimum and the maximum amounts payable under an Incentive Award, which criteria may be based on financial performance and/or personal performance evaluations. The Committee may specify the percentage of the target Incentive Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of an Incentive Award that is intended by the Committee to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure based on one or more Performance Goals selected by the Committee and specified at the time required under Section 162(m) of the Code.

           11.3           Timing and Form of Payment.  The Committee shall determine the timing of payment of any Incentive Award. The Committee may provide for or, subject to such terms and conditions as the Committee may specify in the Incentive Award Agreement and subject to the requirements of Section 409A of the Code, may permit a Participant to elect for the payment of any Incentive Award to be deferred to a specified date or dates or to an event. Payment of the amount to which a Participant shall be entitled upon the settlement of an Incentive Award shall be made in cash, Shares, property or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as determined or permitted by the Committee in the Incentive Award Agreement. Payment may be made (i) in Shares, valued at the Fair Market Value on the date of settlement, (ii) in cash or (iii) in a combination thereof as determined or permitted by the Committee, either at the time of the Award or, unless otherwise provided in the applicable Agreement, thereafter, and as provided in the Agreement. Any payment in Shares shall be effected in book entry or electronic form, provided that issuance and delivery in certificated form shall occur if the Participant so requests in writing or the Committee so directs.

           11.4           Restrictions on Stock Transferability.  The Committee may impose such restrictions on any Shares acquired in connection with the settlement of an Incentive Award under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of the New York Stock Exchange or any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares. In the event the Committee so provides in an Agreement pertaining to Incentive Award, Stock delivered connection with the settlement of an Incentive Award may be designated as Restricted Stock or Stock subject to a buyback right by the Company on such basis as the Committee may provide in the event the Participant does not complete a specified service period after vesting in the Award.

           11.5           Discretionary Adjustments.  Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Award on account of either financial performance or personal performance evaluations may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

ARTICLE XII
Change in Control

           In the event of a Change in Control of the Company, the Committee, as constituted before such Change in Control, in its sole discretion may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company, with or without a Participant’s request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant’s rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

ARTICLE XIII
Modification, Extension and Renewal of Awards

           Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards and may modify the terms of an outstanding Agreement, may accept the surrender of outstanding Awards granted under the Plan or outstanding awards granted under any other equity compensation plan of the Company and authorize the granting of new Awards pursuant to the Plan in substitution therefor so long as the new or substituted awards are not of a different type (with Options and SARs being one type and thus not eligible to be exchanged for any Award other than Options or SARs), and otherwise the new Awards may specify a longer term than the surrendered Awards or awards, may provide for more rapid vesting and exercisability than the surrendered Awards or awards, and may contain any other provisions that are authorized by the Plan. Notwithstanding the foregoing, however, no modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

           Notwithstanding anything to the contrary in the foregoing other than an adjustment pursuant to Section 4.4 herein, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price or Base Value of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other Awards or awards or Options or SARs with an exercise price or Base Value that is less than exercise price or Base Value of the original Options or SARs without shareholder approval.

ARTICLE XIV
Amendment, Modification and Termination of the Plan

           14.1           Amendment, Modification and Termination.  At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.  Notwithstanding the foregoing, the Plan shall not be amended to permit the actions prohibited by the last paragraph of Article XIII without shareholder approval.

           14.2           Awards Previously Granted.  No termination, amendment or modification of the Plan herein shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

ARTICLE XV
Withholding

           15.1           Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan or any Agreement.

           15.2           Stock Withholding.  With respect to withholding required upon the exercise of Non-Qualified Stock Options, or upon the lapse of restrictions on Restricted Stock, or upon the occurrence of any other taxable event with respect to any Award, Participants may elect, subject to the approval of the Committee, or the Committee may require Participants to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on the Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections by Participants shall be irrevocable and be made in writing and in such manner as determined by the Committee in advance of the day that the transaction becomes taxable.

ARTICLE XVI
Successors

           All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE XVII
General

           17.1           Requirements of Law.  The granting of Awards and the issuance of Shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self-regulatory organizations as may be required.

    17.2           Effect of the Plan.  The establishment of the Plan shall not confer upon any Member, Non-Employee Service Provider or Non-Employee Director any legal or equitable right against the Company, a Subsidiary or the
Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment or service of any Member, Non-Employee Service Provider or Non-Employee Director, nor is it a contract between the Company or any of its Subsidiaries and any Member, Non-Employee Service Provider or Non-Employee Director. Participation in the Plan shall not give any Member, Non-Employee Service Provider or Non-Employee Director any right to be retained in the service of the Company or any of its Subsidiaries. Except as may be otherwise expressly provide in the Plan or in an Agreement, no Member, Non-Employee Service Provider or Non-Employee Director who receives an Award shall have rights as a shareholder of the Company prior to the date Shares are issued to the Participant pursuant to the Plan, regardless of whether such Shares are held in book entry or electronic form or in certificated form.

           17.3           Creditors.  The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

           17.4           Governing Law.  The Plan, and all Agreements hereunder, shall be governed, construed and administered in accordance with and governed by the laws of the State of Delaware and applicable federal law. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Any reference in this Plan or in an Agreement evidencing any Award to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

           17.5           Conflicts between the Plan and an Agreement.  In the event of a conflict between the Plan and an Agreement, the terms of the Plan shall control.

   17.6           Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

           17.7           Unfunded Status of Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

           17.8           Transferability.  Except for family transfers authorized in this Section (but only if the Agreement evidencing an Award, or an amendment thereto authorized by the Committee, expressly states that it is transferable as provided herein), no Award granted under the Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner, other than by will or the laws of descent and distribution, prior to the vesting or lapse of any and all restrictions applicable to any Shares issued under an Award. The Committee may in its sole discretion grant an Award (other than an ISO) or amend an outstanding Award (other than an ISO) to provide that the Award is transferable or assignable to a member or members of the Participant’s “immediate family,” as such term is defined under Exchange Act Rule 16a-l(e), or to a trust for the benefit solely of a member or members of the Participant’s immediate family, or to a partnership or other entity whose only owners are members of the Participant’s family; provided that following any such transfer or assignment the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant, as modified as the Committee in its sole discretion shall determine appropriate, and the Participant shall execute an agreement agreeing to be bound by such terms.

           17.9           Termination of Employment or Service.  Unless otherwise provided in the Agreement pertaining to an Award, in the event that a Participant terminates his employment or service with the Company and its Subsidiaries for any reason, then the unvested portion of such Award shall automatically be forfeited to, and be acquired at no cost by, the Company. Unless otherwise provided in the Agreement pertaining to an Award, in determining cessation of employment or service, transfers between the Company and/or any Subsidiary shall be disregarded, and changes in status between that of a Member, a Non-Employee Service Provider and a Non-Employee Director shall be disregarded. The Committee may provide in an Agreement made under the Plan for vesting of Awards in connection with the termination of a Participant’s employment or service on such basis as it deems appropriate, including, without limitation, any provisions for vesting at death, disability, retirement or in connection with a Change in Control with or without the further consent of the Committee. The Agreements evidencing Awards may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

           17.10           Registration and Other Laws And Regulations.  The Plan, the grant and exercise of Awards hereunder, and the obligation of the Company to sell, issue or deliver Shares under such Awards, shall be subject to all applicable federal, state and foreign laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant’s name or deliver any Shares prior to the completion of any registration or qualification of such Shares under any federal, state or foreign law or any ruling or regulation of any government body which the Committee shall, in its sole discretion, determine to be necessary or advisable.

           No Option shall be exercisable unless a registration statement with respect to the Option is effective or the Company has determined that such registration is unnecessary. Unless the Awards and Shares covered by the Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person receiving an Award and/or Shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any party thereof.

           17.11           Beneficiary Designation.  Each Participant shall have the right to notify the Committee in writing in a form acceptable to the Committee of any designation of a successor in interest (a “Beneficiary”) to receive, if alive, benefits under the Plan or, if permitted by the Committee, with respect to any Award in the event of his death. Such designation may be changed from time to time by notice in writing to the Committee in a form acceptable to the Committee. If a Participant dies without having designated a Beneficiary, or if the Beneficiary so designated has predeceased the Participant or cannot be located by the Committee within one year after the date when the Committee commenced making a reasonable effort to locate such Beneficiary, then the executor or the administrator of the Participant’s estate shall be deemed to be his Beneficiary. Any Beneficiary designation may include multiple, contingent or successive Beneficiaries and may specify the proportionate distribution to each Beneficiary. If a Beneficiary shall survive the Participant, but shall die before the entire benefit payable to such Beneficiary has been distributed, then absent any other provision by the Participant, the unpaid amount of such benefit shall be distributed to the estate of the deceased Beneficiary. If multiple Beneficiaries are designated, absent provisions by the Participant, those named or the survivors of them shall share equally any benefits payable under the Plan. Any Beneficiary, including the Participant’s spouse, shall be entitled to disclaim any benefit otherwise payable to him under the Plan.

           17.12           Nonqualified Deferred Compensation Plan Omnibus Provision.  It is intended that any compensation, benefits or other remuneration which is provided pursuant to or in connection with the Plan which is considered to be nonqualified deferred compensation subject to Section 409A of the Code shall be provided and paid in a manner, and at such time and in such form, as complies with the applicable requirements of Section 409A of the Code to avoid the unfavorable tax consequences provided therein for non-compliance. For purposes of Sections 4.4, 6.5, 7.3, and 8.5 and Articles XII, XIII, and XIV, actions taken by the Board or the Committee, as applicable, shall be undertaken in a manner that either (a) will not negatively affect the status of any compensation, benefits or other remuneration intended to be excepted from treatment as deferred compensation subject to Section 409A of the Code, or (b) will otherwise comply with Section 409A of the Code.  The Committee is authorized to amend any Agreement and to amend or declare void any election by a Participant as may be determined by it to be necessary or appropriate to evidence or further evidence required compliance with Section 409A of the Code.

           For purposes of this Plan and the Agreements, unless otherwise provided in the Agreement, where the Agreement provides nonqualified deferred compensation subject to Section 409A of the Code, termination of employment or service will be read to mean a “separation from service” within the meaning of Section 409A of the Code where it is reasonably anticipated that no further services would be performed after that date or that the level of bona fide services Participant would perform after that date (whether as an employee or independent contractor) would permanently decrease to no more than 20 percent of the average level of bona fide services performed over the immediately preceding thirty-six (36)-month period (or if less, the period of the Participant’s employment or service).

           Where an Agreement provides nonqualified deferred compensation subject to Section 409A of the Code, payments or settlement in connection with a separation from service payment event will be delayed, to the extent applicable, until six months after the separation from service or, if earlier, the Participant’s death, if the Participant is a key employee of a publicly traded corporation under Section 409A(a)(2)(B)(i) of the Code (the “409A Deferral Period”).  In the event such payments are otherwise due to be made in installments or periodically during the 409A Deferral Period, the payment or settlement which would otherwise have been made in the 409A Deferral Period shall be accumulated and paid in a lump sum as soon as the 409A Deferral Period ends, and the balance of the payments shall be made as otherwise scheduled.

           Where an Agreement provides or may provide nonqualified deferred compensation subject to Section 409A of the Code, no elective deferral of payment or settlement of the Award to which the Agreement relates shall be permitted unless the election deferral provisions therefore are set out in the Agreement or in another written document authorized by the Committee in accordance with the election requirements of Section 409A of the Code.

Directions

The Jefferson Hotel is located at 101 West Franklin Street, Richmond, Virginia 23220.

Directions From North:

•	Take I-95 south
•	Take Exit 76B (Belvidere Street Exit)
•	At first light, turn left onto Leigh Street
•	At next light, turn right onto Belvidere Street
•	At fifth light, turn left onto Franklin Street
•	Hotel is four blocks on the right

Directions From South:

•	Take I-95 North
•	Take Exit 74C (Broad Street West) As you exit, take left hand lane to Broad Street West - State Capital - Coliseum
•	Continue up Broad Street and then turn left onto 1st Street
•	Go one block and turn right onto Grace Street
•	Go two blocks and turn left onto Adams Street
•	Adams Street will turn into the Jefferson's circle drive in one block

Directions From East (airport):

•	Take I-64 West
•	Take Exit 190 (Fifth Street/Coliseum Exit)
•	Stay on Fifth Street
•	Turn right onto Main Street
•	Go eight blocks, turn right onto Jefferson Street
•	Turn right onto Franklin Street

Directions From West:

•	Take I-64 East to merge with I-95
•	Take I-95 South
•	Take Exit 76B (Belvidere Street Exit)
•	Turn left onto Leigh Street
•	At first light, turn right onto Belvidere Street
•	At fifth light, turn left onto Franklin Street
•	Hotel is four blocks on the right

Directions From Powhite:

•	Take The Powhite Parkway to the Downtown Expressway (195)
•	Take the Second Street exit (Toll Road)
•	Follow exit to the light (Second Street)
•	Turn left onto Second Street
•	Take Second Street to Main Street
•	Turn left onto Main Street
•	Turn right onto Jefferson Street
•	Turn right onto Franklin Street
•	Hotel is on the right

MASSEY ENERGY COMPANY
2009 ANNUAL MEETING OF STOCKHOLDERS
May 19, 2009

You are cordially invited to attend the 2009 Annual Meeting of Stockholders, which will be held on Tuesday, May 19, 2009, beginning at 9:00 a.m. Eastern Daylight Time at:
The Jefferson Hotel
101 West Franklin Street
Richmond, Virginia 23220
Directions are included on the last page of the Notice of Annual Meeting.

Massey Energy Company 4 North 4th Street Richmond, VA 23219 PROXY

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 19, 2009.

The undersigned, a stockholder of MASSEY ENERGY COMPANY, a Delaware corporation, acknowledges receipt of a Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and the Annual Report to Stockholders for the fiscal year ended December 31, 2008; and, revoking any proxy or voting instruction previously given, hereby constitutes and appoints Richard R. Grinnan, M. Shane Harvey and Jeffrey M. Jarosinski, and each of them, the true and lawful agents and proxies of the undersigned with full power of substitution in each, to vote the shares of Common Stock of MASSEY ENERGY COMPANY held by the undersigned as of the record date, standing in the name of the undersigned at the Annual Meeting of Stockholders of MASSEY ENERGY COMPANY, on Tuesday, May 19, 2009 at 9:00 a.m. Eastern Daylight Time, and at any adjournment or postponement thereof with respect to the proposals listed on the reverse side.

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE ON RETURNED PROXY CARDS, THIS PROXY CARD WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE, FOR PROPOSALS 2 AND 3 AND AGAINST PROPOSALS 4, 5 AND 6. ABSENT SPECIFIC INSTRUCTIONS WITH RESPECT TO CUMULATIVE VOTING, THE PERSONS NAMED AS PROXIES HEREIN WILL HAVE FULL DISCRETIONARY AUTHORITY TO VOTE THE SHARES REPRESENTED BY A PROPERLY EXECUTED AND RETURNED PROXY CARD CUMULATIVELY AMONG ALL OR LESS THAN ALL OF THE NOMINEES LISTED ON THE REVERSE AND TO ALLOCATE SUCH VOTES AMONG ALL OR LESS THAN ALL OF SUCH NOMINEES (OTHER THAN NOMINEES FOR WHOM AUTHORITY TO VOTE HAS BEEN WITHHELD) IN THE MANNER AS THE BOARD OF DIRECTORS SHALL RECOMMEND, OR OTHERWISE IN THE PROXIES’ DISCRETION. IF ANY OF THE NOMINEES LISTED ON THE REVERSE SHOULD BECOME UNAVAILABLE TO SERVE AS A DIRECTOR, FULL DISCRETION IS RESERVED TO THE PERSONS NAMED AS PROXIES HEREIN TO VOTE FOR SUCH OTHER PERSONS AS MAY BE PROPERLY NOMINATED, OR THE BOARD OF DIRECTORS MAY REDUCE THE NUMBER OF DIRECTORS TO BE ELECTED AT THE ANNUAL MEETING.

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

:	(	*
INTERNET	PHONE	MAIL
www.eproxy.com/mee Use the Internet to vote your proxy until 12:00 p.m. Central Daylight Time on May 18, 2009.	1-800-560-1965 Use a touch-tone telephone to vote your proxy until 12:00 p.m. Central Daylight Time on May 18, 2009.	Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

Address Change? Mark Box to the right and Indicate changes below: □

COMPANY #

TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,
SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1. To elect four Class I directors:	01 James B. Crawford 02 E. Gordon Gee	03 Lady Judge 04 Stanley C. Suboleski	□	Vote FOR all nominees (except as marked)	□	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent
	registered public accounting firm for the fiscal year ending December 31, 2009.	□ For	□ Against	□ Abstain

3.	To (i) amend the 2006 Plan to (a) increase the number of shares of Massey
Common Stock authorized for issuance under the 2006 Plan by 1,550,000 shares,
(b) limit the maximum number of shares available for awards granted in any form provided for under the 2006 Plan other than options or stock appreciation rights to no more than 75% of the total number of issuable shares and (c) revise Section 4.3 of the 2006 Plan to provide that shares of Common Stock subject to an option or stock appreciation right award under the 2006 Plan may not again be made available for issuance under the 2006 Plan under the circumstances set forth in Section 4.3 of the 2006 Plan and to (ii) amend the 2006 Plan to update, clarify and
	re-approve the qualifying performance criteria contained in the 2006 Plan.	□ For	□ Against	□ Abstain

The Board of Directors Recommends a Vote AGAINST Items 4, 5 and 6.

4.	Stockholder proposal regarding an environmental progress report.	□ For	□ Against	□ Abstain

5.	Stockholder proposal regarding a carbon dioxide emissions report.	□ For	□ Against	□ Abstain

6.	Stockholder proposal regarding expedited disclosure of voting results.	□ For	□ Against	□ Abstain

I hereby authorize the Company’s designated proxies to vote, in their discretion, on such other business and matters incident to the conduct of the meeting as may properly come before the meeting.
I plan to attend the meeting □

Date  ______________________________
Signature(s) in Box

Please sign exactly as your name(s) appears on the proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

MASSEY ENERGY COMPANY

2009 ANNUAL MEETING OF STOCKHOLDERS
May 19, 2009

You are cordially invited to attend the 2009 Annual Meeting of Stockholders, which will be held on Tuesday, May 19, 2009, beginning at 9:00 a.m. Eastern Daylight Time at:
The Jefferson Hotel
101 West Franklin Street
Richmond, Virginia 23220
Directions are included on the last page of the Notice of Annual Meeting.

Massey Energy Company 4 North 4th Street Richmond, VA 23219 401(k) plan proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 19, 2009.

The undersigned, a participant in the MASSEY ENERGY COMPANY Coal Company Salary Deferral and Profit Sharing Plan (the “401(k) Plan”), acknowledges receipt of a Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and the Annual Report to Stockholders for the fiscal year ended December 31, 2008; and, revoking any proxy or voting instruction previously given with respect to shares held in the 401(k) Plan, hereby directs the trustee of the 401(k) Plan to vote all shares of Common Stock of MASSEY ENERGY COMPANY allocated to the undersigned’s 401(k) Plan account as of the record date at the Annual Meeting of Stockholders of MASSEY ENERGY COMPANY, on Tuesday, May 19, 2009 at 9:00 a.m. Eastern Daylight Time, and at any adjournment or postponement thereof with respect to the proposals listed on the reverse side.

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE ON RETURNED PROXY CARDS, THIS PROXY CARD WILL BE VOTED PROPORTIONATELY IN THE SAME MANNER AS THOSE SHARES HELD IN THE 401(k) PLAN FOR WHICH TIMELY VOTING INSTRUCTIONS ARE RECEIVED WITH RESPECT TO SUCH PROPOSAL(S).  IF YOU DO NOT PROVIDE TIMELY VOTING INSTRUCTIONS TO THE TRUSTEE, YOU WILL BE CONSIDERED TO HAVE ELECTED THAT YOUR SHARES HELD IN THE 401(k) PLAN BE VOTED, AND THE TRUSTEE WILL VOTE SUCH SHARES, PROPORTIONATELY IN THE SAME MANNER AS THOSE SHARES HELD IN THE 401(k) PLAN FOR WHICH TIMELY VOTING INSTRUCTIONS ARE RECEIVED.

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

:	(	*
INTERNET	PHONE	MAIL
www.eproxy.com/mee Use the Internet to vote your proxy until 4:59 p.m. Central Daylight Time on May 15, 2009.	1-800-560-1965 Use a touch-tone telephone to vote your proxy until 4:59 p.m. Central Daylight Time on May 15, 2009.	Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

COMPANY #

TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,
SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1. To elect four Class I directors:	01 James B. Crawford 02 E. Gordon Gee	03 Lady Judge 04 Stanley C. Suboleski	□	Vote FOR all nominees (except as marked)	□	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent
	registered public accounting firm for the fiscal year ending December 31, 2009.	□ For	□ Against	□ Abstain

3.	To (i) amend the 2006 Plan to (a) increase the number of shares of Massey
Common Stock authorized for issuance under the 2006 Plan by 1,550,000 shares,
(b) limit the maximum number of shares available for awards granted in any form provided for under the 2006 Plan other than options or stock appreciation rights to no more than 75% of the total number of issuable shares and (c) revise Section 4.3 of the 2006 Plan to provide that shares of Common Stock subject to an option or stock appreciation right award under the 2006 Plan may not again be made available for issuance under the 2006 Plan under the circumstances set forth in Section 4.3 of the 2006 Plan and to (ii) amend the 2006 Plan to update, clarify and
	re-approve the qualifying performance criteria contained in the 2006 Plan.	□ For	□ Against	□ Abstain

The Board of Directors Recommends a Vote AGAINST Items 4, 5 and 6.

4.	Stockholder proposal regarding an environmental progress report.	□ For	□ Against	□ Abstain

5.	Stockholder proposal regarding a carbon dioxide emissions report.	□ For	□ Against	□ Abstain

6.	Stockholder proposal regarding expedited disclosure of voting results.	□ For	□ Against	□ Abstain

I hereby authorize the Company’s designated proxies to vote, in their discretion, on such other business and matters incident to the conduct of the meeting as may properly come before the meeting.
I plan to attend the meeting □
Address Change? Mark Box  □  Indicate changes below:              Date  ______________________________
Signature(s) in Box

Please sign exactly as your name(s) appears on the proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.